      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 29, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                          1933 ACT FILE NO. 333-

                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         PRE-EFFECTIVE AMENDMENT NO.    POST-EFFECTIVE AMENDMENT NO.
                            ------------------------

                       AMERICAN CAPITAL STRATEGIES, LTD.
               (Exact name of registrant as specified in charter)

                            2 BETHESDA METRO CENTER
                                   14TH FLOOR
                               BETHESDA, MD 20814
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (301) 951-6122

                                JOHN R. ERICKSON
                            CHIEF FINANCIAL OFFICER
                            2 BETHESDA METRO CENTER
                                   14TH FLOOR
                               BETHESDA, MD 20814
                    (Name and address of agent for service)

                         ------------------------------

                                   COPIES TO:

                                 SAMUEL A. FLAX
                                Arnold & Porter
                            555 Twelfth Street, N.W.
                           Washington, DC 20004-1206
                                 (202) 942-5000

                         ------------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   From time to time after the effective date of this Registration Statement.

                         ------------------------------

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /X/

                         ------------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                             PROPOSED MAXIMUM   PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                          AMOUNT BEING       OFFERING PRICE      AMOUNT BEING         AGGREGATE
  TITLE OF SECURITIES BEING REGISTERED    REGISTERED          PER UNIT            REGISTERED        OFFERING PRICE
Common Stock, $0.01 par value per share;
  Preferred Stock, $0.01 par value per
  share; and Debt Securities............                                          $486,966,000(2)     $486,966,000
Common Stock, $0.01 par value per
  share(1)..............................
Total...................................                                          $486,966,000        $486,966,000


                                           AMOUNT OF
  TITLE OF SECURITIES BEING REGISTERED    REGISTRATION FEE
Common Stock, $0.01 par value per share;
  Preferred Stock, $0.01 par value per
  share; and Debt Securities............      $116,385(3)
Common Stock, $0.01 par value per
  share(1)..............................
Total...................................      $116,385

(1) Common Stock to be issued pursuant to exercise of Underwriters' Warrants described in the attached Prospectus. In reliance upon Rule 429, all shares of such Common Stock previously registered, but unsold, by the Registrant under Form N-2 Registration Statement Nos. 333-63200 and 333-29943 (a total of 26,598) are being carried forward and to this Registration Statement. The registration fee of $175 associated therewith that was previously paid with such prior registrations is credited as provided in Rule 429.

(2) In reliance upon Rule 429, this amount is in addition to the securities previously registered by the Registrant under Form N-2 Registration
    No. 333-63200. All securities unsold under such prior registration (a total of $263,034,000) are carried forward into this Registration Statement.

(3) This amount does not include $65,759, which was previously paid with Registration No. 333-63200 and is credited as provided in Rule 429.

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       AMERICAN CAPITAL STRATEGIES, LTD.
                             CROSS REFERENCE SHEET
                 SHOWING LOCATION IN PROSPECTUS OF INFORMATION
          REQUIRED BY PARTS A AND B OF FORM N-2 REGISTRATION STATEMENT

     ITEM NUMBER        REGISTRATION STATEMENT ITEM AND HEADING     CAPTION OR LOCATION IN PROSPECTUS
---------------------   ---------------------------------------  ---------------------------------------
          1             Outside Front Cover....................  Outside Front Cover Page
          2             Inside Front and Outside Back Cover
                          Page.................................  Inside Front and Outside Back Cover
                                                                 Page
          3             Fee Table and Synopsis.................  Prospectus Summary; Fees and Expenses;
                                                                   Additional Information
          4             Financial Highlights...................  Selected Consolidated Financial Data;
                                                                   Management's Discussion and Analysis
                                                                   of Financial Condition and Results of
                                                                   Operations
          5             Plan of Distribution...................  Outside Front Cover; Plan of
                                                                 Distribution
          6             Selling Stockholders...................  Description of the Securities
          7             Use of Proceeds........................  Use of Proceeds
          8             General Description of Registrant......  Outside Front Cover; Prospectus
                                                                 Summary; Risk Factors; Business;
                                                                   Investment Policies; Portfolio
                                                                   Companies
          9             Management.............................  Management; Safekeeping, Transfer and
                                                                   Dividend Paying Agent and Registrar;
                                                                   Principal Stockholders
         10             Capital Stock, Long-Term Debt and Other
                          Securities...........................  Description of the Securities; Price
                                                                 Range of Common Stock and
                                                                   Distributions; Dividend Reinvestment
                                                                   Plan; Investment Policies;
                                                                   Regulation; Principal Stockholders
         11             Defaults and Arrears on Senior
                          Securities...........................  Not Applicable
         12             Legal Proceedings......................  Legal Proceedings
         13             Table of Contents of the Statement of
                          Additional Information...............  Inside Front Cover Page; Outside Back
                                                                   Cover Page
         14             Cover Page.............................  Outside Front Cover Page of Statement
                                                                 of Additional Information
         15             Table of Contents......................  Outside Front Cover Page of Statement
                                                                 of Additional Information
         16             General Information and History........  General Information and History
         17             Investment Objectives and Policies.....  Investment Policies
         18             Management.............................  Management
         19             Control Persons and Principal Holders
                          of Securities........................  Principal Stockholders
         20             Investment Advisory and Other
                          Services.............................  Safekeeping Transfer and Dividend
                                                                 Paying Agent and Registrar
         21             Brokerage Allocation and Other
                          Practices............................  Brokerage Allocation and Other
                                                                 Practices

     ITEM NUMBER        REGISTRATION STATEMENT ITEM AND HEADING     CAPTION OR LOCATION IN PROSPECTUS
---------------------   ---------------------------------------  ---------------------------------------
         22             Tax Status.............................  Business--The Company's Operations as a
                                                                   BDC and RIC
         23             Financial Statements...................  Consolidated Financial Statements in
                                                                   Prospectus

------------------------

* Pursuant to General Instruction on Form N-2, all items required to be set forth in Part C are set forth in Part C.

    Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without delivery of a final Prospectus Supplement and accompanying Prospectus.

               SUBJECT TO COMPLETION, DATED [            , 2002.]

                                     [LOGO]

PROSPECTUS

                       AMERICAN CAPITAL STRATEGIES, LTD.

                                  $750,000,000

                                  COMMON STOCK
                                PREFERRED STOCK
                                DEBT SECURITIES

    We may offer, from time to time, up to $750,000,000 aggregate initial offering price of our common stock, $0.01 par value per share (the "Common Stock"), preferred stock or debt securities (collectively, the "Securities") in one or more offerings. In addition, the holder of certain warrants issued to underwriters in our initial public offering of Common Stock (the "Warrant Holder") may, from time to time, offer to sell 26,598 shares of Common Stock (the "Warrant Shares") (which shall also be considered "Securities"). The Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). In the case of our Common Stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock at the time we make the offering. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Securities.

    Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. The Warrant Holder may offer, pursuant to this Prospectus, the Warrant Shares to purchasers from time to time in transactions on the Nasdaq Stock Market, in negotiated transactions, or otherwise, or by a combination of these methods, at fixed prices that may be changed, at market prices prevailing at the time of the sale, at prices related to such market prices or at negotiated prices. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities. Our Common Stock is traded on the Nasdaq National Market under the symbol "ACAS." As of May 20, 2002, the last reported sales price for our Common Stock was $30.40.

    We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts including ESOP buyouts, growth, acquisitions, liquidity and restructuring. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. We generally invest up to $35 million in each transaction and through our subsidiary, American Capital Financial Services, Inc. ("ACFS"), will arrange and secure capital for larger transactions. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically range from $5 million to $35 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2002, the weighted average effective interest rate on debt securities was 13.7%. From our initial public offering on August 29, 1997 (the "IPO") through May 20, 2002, we invested $185 million in equity securities and $998 million in debt securities of middle market companies, including over $27 million in funds committed but undrawn under credit facilities.

    This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including information contained in our Statement of Additional Information ("SAI"), dated as of the same date as this Prospectus, has been filed with the U.S. Securities and Exchange Commission (the "Commission"). You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. We will not charge you for this document. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety in this Prospectus by reference and its table of contents appears on page SAI-1 of the Prospectus. See "Additional Information."

    An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled "Risk Factors," which begins on page 9. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

    The Securities being offered have not been approved or disapproved by the Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus may not be used to consummate sales of Securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

              THE DATE OF THIS PROSPECTUS IS [            , 2002]

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Prospectus Summary..........................................       1

Risk Factors................................................       9

Use of Proceeds.............................................      18

Price Range of Common Stock and Distributions...............      19

Consolidated Selected Financial Data........................      21

Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................      22

Business....................................................      41

Portfolio Companies.........................................      49

Determination of Net Asset Value............................      53

Management..................................................      53

Dividend Reinvestment Plan..................................      59

Description of the Securities...............................      60

Certain Provisions of the Second Amended and Restated
  Certificate of Incorporation, as Amended, and the Second
  Amended and Restated Bylaws...............................      62

Regulation..................................................      64

Share Repurchases...........................................      65

Plan of Distribution........................................      66

Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................      67

Legal Matters...............................................      67

Experts.....................................................      67

Index to Consolidated Financial Statements..................     F-1

Table of Contents of Statement of Additional Information....   SAI-1

                               PROSPECTUS SUMMARY

    The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

    Information contained or incorporated by reference in this Prospectus or Prospectus Summary may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "plans," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in "Risk Factors" and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

                       AMERICAN CAPITAL STRATEGIES, LTD.

    We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts, including employee stock ownership plan ("ESOP") buyouts, growth, acquisitions, liquidity and restructurings. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. The companies in which we invest are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services to portfolio companies through American Capital Financial Services, Inc. ("ACFS"), our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). Since October 1, 1997, we have operated so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and anticipate continuing to operate in such manner. Qualifying as a RIC generally allows us to avoid paying corporate level federal income tax on income we distribute to our stockholders. See "Business."

    We typically invest between $5 million and $35 million in each transaction and through our subsidiary, ACFS, we will arrange and secure capital for larger transactions. We do not concentrate our investments in any particular industry or group of industries. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and capital stock of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2002, the weighted average effective interest rate on debt securities was 13.7%. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

    We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2002, we had a weighted average ownership interest of 41% in our portfolio companies assuming the exercise of warrants and conversion of preferred stock that we own. We are prepared to be a long-term partner to our portfolio companies thereby positioning us to participate in their future financing needs.

    The opportunity to liquidate our investment and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if we exercise our rights to require the business to purchase the warrants and stock held by us ("Put Rights"). We generally do not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but we generally do have the right to sell our equity interests in a public offering by the business to the extent permitted by the underwriters. See "Portfolio Companies."

    We make available significant managerial assistance to our portfolio companies. We assist management in developing the business plan of the company, hiring additional senior management when necessary, managing the capital structure of the company and participating on its board of directors.

    Prior to our IPO in August 1997, when we restructured our business activities, we had established ourselves as a leading firm in structuring and obtaining third party funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included many nationally recognized companies. In most of the ESOP transactions structured by us, the employees agreed to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company was structured so that the fair market value of stock contributed to the ESOP could be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. We are a leading firm in structuring and implementing ESOP employee buyouts. We believe that our ESOP knowledge and experience and our ability to fund transactions positions us favorably in the market place. See "Business."

                                  THE OFFERING

    We may offer, from time to time, up to $750,000,000 of our Securities, on terms to be determined at the time of the offering. In addition, the Warrant Holder may offer to sell, from time to time, up to 26,598 shares of Common Stock. Our Securities may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. In the case of the offering of our Common Stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock.

    Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities by us, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities.

    Set forth below is additional information regarding the offering of our
Securities:

Nasdaq National Market          ACAS
  Symbol......................

Use of Proceeds...............  Unless otherwise specified in a Prospectus Supplement, we intend to use the net proceeds from the sale of our
                                Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness,
                                acquisitions and other general corporate purposes. See "Use of Proceeds." The net proceeds from any sale of Warrant
                                Shares by the Warrant Holder will belong to the Warrant
                                Holder and will not be available to us.

Distributions.................  We have paid quarterly dividends to the holders of our
                                Common Stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by the Board of Directors and is based on our estimate of taxable
                                ordinary income and net short-term capital gains. See "Price
                                Range of Common Stock and Distributions." Certain additional amounts may be deemed as distributed to stockholders for
                                income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors........  Investment in our Securities involves certain risks relating to our structure and investment objectives that should be
                                considered by the prospective purchasers of the Securities.
                                We have a limited operating history upon which you can
                                evaluate our business. In addition, as a BDC, our portfolio includes securities primarily issued by privately held
                                companies. These investments may involve a high degree of
                                business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair
                                value of privately-held securities may differ materially
                                from the values that would exist if there was a ready market for these investments. A large number of entities compete
                                for the same kind of investment opportunities as we do.
                                Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external
                                financing. We borrow funds to make investments in and loans to middle market businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under
                                Subchapter M of the Code on income distributed to
                                stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our
                                Securities. See "Risk Factors" for a discussion of these
                                risks.

Certain Anti-Takeover           Our certificate of incorporation and bylaws, as well as
  Provisions..................  certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our Common Stock the
                                opportunity to realize a premium over the then prevailing
                                market price for our Common Stock. See "Risk
                                Factors--Provisions Of Our Certificate of Incorporation and
                                Bylaws Could Deter Takeover Attempts" and "Certain
                                Provisions of the Second Amended and Restated Certificate of
                                Incorporation and the Second Amended and Restated Bylaws."

Dividend Reinvestment Plan....  Cash distributions to holders of our Common Stock may be reinvested under our Dividend Reinvestment Plan (the
                                "Reinvestment Plan") in additional whole and fractional
                                shares of Common Stock if you or your representative elects to enroll in the Reinvestment Plan. See "Dividend
                                Reinvestment Plan" and "Business--The Company's Operations
                                as a BDC and RIC."

                               FEES AND EXPENSES

    The following table will assist you in understanding the various costs and expenses that an investor in our Securities will bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)(1).........    --%
  Dividend reinvestment plan fees(2)........................     --
ANNUALIZED EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET
  ASSETS ATTRIBUTABLE TO COMMON SHARES)(3)
  Management fees...........................................     --
  Interest payments on borrowed funds(4)....................  4.59%
  Other expenses(5).........................................  1.44%
                                                              -----
    Total annual expenses (estimated)(6)....................  6.03%

------------------------

(1) In the event that the Securities to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2) The expenses of the reinvestment plan are included in stock record expenses, a component of "Total Operating Expenses." We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."

(3) Consolidated Net assets attributable to common shares equal net assets (i.e., total assets less total liabilities) at March 31, 2002.

(4) The interest payments on borrowed funds percentage is based on estimated interest payments for the year ended December 31, 2002, divided by net assets attributable to our Common Stock. We had outstanding borrowings of $352,566,000 at March 31, 2002. This percentage for the year ended December 31, 2001 was 1.62%. See "Risk Factors--We may incur debt which could increase our investment risks" and "Financial Condition, Liquidity, and Capital Resources."

(5) Other expenses are based on estimated amounts for the year ended
    December 31, 2002, and represent all expenses of the Company (except fees and expenses reported in other items of this table) that are deducted from the Company's assets and will be reflected as expenses in the Company's statement of operations. This percentage for the year ended December 31, 2001 was 3.47%.

(6) Total annual expenses as a percentage of consolidated net assets attributable to Common Stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The total annual expenses percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, total annual expenses for the Company would be 3.82% of consolidated total assets.

    The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities.

These amounts are based upon payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

                                                                 1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                              ------------   --------   --------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return...............................  $        60      $178       $294      $ 573

    This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares of Common Stock purchased by the Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan."

                      CONSOLIDATED SUMMARY FINANCIAL DATA
         (IN THOUSANDS, EXCEPT PER SHARE DATA AND PORTFOLIO COMPANIES)

    The following summary of our consolidated financial information should be read in conjunction with our Financial Statements and Notes thereto presented elsewhere in this Prospectus. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 22 for more information.

                              THREE       THREE                                                                          THREE
                             MONTHS       MONTHS                                                                        MONTHS
                              ENDED       ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED         ENDED
                            MARCH 31,   MARCH 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                              2002         2001          2001            2000            1999            1998            1997
                            ---------   ----------   -------------   -------------   -------------   -------------   -------------
Total operating income....  $ 32,641     $ 22,693      $104,237        $ 70,052        $ 39,435        $ 22,206        $  3,329
Total operating
  expenses................     9,390        7,641        32,612          27,382          16,365           8,160           1,635
                            --------     --------      --------        --------        --------        --------        --------

Operating income before
  taxes...................    23,251       15,052        71,625          42,670          23,070          14,046           1,694
Income tax benefit
  (expense)...............        --           --            --           2,000             912             261             (29)
                            --------     --------      --------        --------        --------        --------        --------

Net operating income......    23,251       15,052        71,625          44,670          23,982          14,307           1,665
Net realized gain on
  investments.............        57           24         5,369           4,539           3,636              --              --
(Decrease) increase in
  unrealized appreciation
  on investments..........   (19,691)     (24,978)      (58,389)        (53,582)         69,583           2,608             772
                            --------     --------      --------        --------        --------        --------        --------

Income (loss) before
  income taxes............     3,617       (9,902)       18,605          (4,373)         97,201          16,915           2,437
Income tax expense........        --           --            --              --              --              --              --
                            --------     --------      --------        --------        --------        --------        --------

Net increase (decrease) in
  shareholders' equity
  resulting from
  operations..............     3,617       (9,902)       18,605          (4,373)         97,201          16,915           2,437
                            ========     ========      ========        ========        ========        ========        ========

Per share data:
  Net operating income:
    Basic.................  $   0.62     $   0.54      $   2.27        $   2.00        $   1.75        $   1.29        $   0.15
    Diluted...............  $   0.61     $   0.53      $   2.24        $   1.96        $   1.68        $   1.25        $   0.15
  Net earnings (loss):
    Basic.................  $   0.10     $  (0.36)     $   0.59        $  (0.20)       $   7.07        $   1.53        $   0.22
    Diluted...............  $   0.09     $  (0.35)     $   0.58        $  (0.19)       $   6.80        $   1.48        $   0.21
  Cash dividends..........  $   0.59     $   0.53      $   2.30        $   2.17        $   1.74        $   1.34        $   0.21

Balance Sheet Data:
    Total assets..........  $983,719     $616,437      $904,184        $613,999        $398,430        $275,051        $162,057
    Total shareholders'
      equity..............   623,090      426,036       640,265         445,167         311,745         152,723         150,652

Other Data:
    Number of portfolio
      companies at period
      end.................        60           48            55              46              36              15               3
    Principal amount of
      loan originations...  $ 92,464     $ 46,914      $331,300        $257,509        $139,433        $116,864        $ 16,817
    Principal amount of
      loan repayments.....  $  3,038     $  3,270      $ 67,863        $ 30,860        $ 31,882        $  1,719        $     93
    NOI as % of average
      equity(1)(2)........     13.9%        14.2%         13.1%           13.6%           12.6%            9.9%            1.2%
    Return on
      equity(2)(3)........      2.3%       (9.1)%          3.4%          (1.3)%           51.0%           11.7%            6.5%
    Weighted average yield
      on investments(2)...     13.7%        13.9%         13.9%           14.6%           13.9%           13.0%           12.2%


                             NINE MONTHS
                                ENDED
                            SEPTEMBER 30,
                                 1997
                            --------------
Total operating income....     $  2,901
Total operating
  expenses................        2,651
                               --------
Operating income before
  taxes...................          250
Income tax benefit
  (expense)...............           --
                               --------
Net operating income......          250
Net realized gain on
  investments.............           --
(Decrease) increase in
  unrealized appreciation
  on investments..........        5,321
                               --------
Income (loss) before
  income taxes............        5,571
Income tax expense........       (2,128)
                               --------
Net increase (decrease) in
  shareholders' equity
  resulting from
  operations..............        3,443
                               ========
Per share data:
  Net operating income:
    Basic.................
    Diluted...............
  Net earnings (loss):
    Basic.................
    Diluted...............
  Cash dividends..........
Balance Sheet Data:
    Total assets..........     $154,322
    Total shareholders'
      equity..............      150,539
Other Data:
    Number of portfolio
      companies at period
      end.................
    Principal amount of
      loan originations...
    Principal amount of
      loan repayments.....
    NOI as % of average
      equity(1)(2)........
    Return on
      equity(2)(3)........
    Weighted average yield
      on investments(2)...

------------------------------

(1) Calculated before effect of appreciation (depreciation).

(2) Amounts are annualized for the three months ended March 31, 2002 and 2001, and December 31, 1997.

(3) Return represents net increase (decrease) in shareholders' equity resulting from operations.

                             ADDITIONAL INFORMATION

    We have filed with the Commission a Registration Statement on Form N-2 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities offered by this Prospectus. The Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the Registration Statement, including the exhibits and schedules thereto and the SAI, contained in the Registration Statement.

    We also file reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the Commission at 1-800-SEC-0330. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is (http:// www.sec.gov). Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

    We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See "Experts."

                                  RISK FACTORS

    You should carefully consider the risks described below together with all of the other information provided and incorporated by reference in this Prospectus (or any Prospectus Supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing our Company. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

    If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Common Stock could decline, and you may lose all or part of your investment.

    This Prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks faced by us described below and elsewhere in or incorporated by reference in this Prospectus (or any Prospectus Supplement).

WE HAVE A LIMITED OPERATING HISTORY UPON WHICH YOU CAN EVALUATE OUR BUSINESS

    Although we commenced operations in 1986, we materially changed our business plan and format in October 1997 from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. Therefore, we have only a limited history of operations as a lender to and investor in middle market companies upon which you can evaluate our business. While we generally have been profitable since October 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will successfully implement our growth strategy. In addition, we have limited operating results under our new business plan which would demonstrate the effect of a general economic recession on our business.

WE MAKE LOANS TO AND INVESTMENTS IN MIDDLE MARKET BORROWERS WHO MAY DEFAULT ON THEIR LOANS OR PROVIDE NO RETURN ON OUR INVESTMENTS

    We invest in and lend to middle market businesses. There is generally no publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely effected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans.

    Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

    These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

    Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans are often secured by the assets of the borrower but our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral.

    Often, a deterioration in a borrower's financial condition and prospects is accompanied by a deterioration in the value of the collateral securing its loan. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

THERE IS UNCERTAINTY REGARDING THE VALUE OF OUR PRIVATELY HELD SECURITIES

    A majority of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our Board of Directors. Due to the uncertainty inherent in valuing securities, as set forth in our financial statements, that are not publicly traded, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

WE MAY NOT REALIZE GAINS FROM OUR EQUITY INVESTMENTS

    When we make a loan, we generally receive warrants to acquire stock issued by the borrower, and we may make direct equity investments. Our goal ultimately is to dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

THE LACK OF LIQUIDITY OF OUR PRIVATELY HELD SECURITIES MAY ADVERSELY AFFECT OUR BUSINESS

    Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale (including in some instances legal restrictions) or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

WE HAVE INVESTED IN A LIMITED NUMBER OF PORTFOLIO COMPANIES

    A consequence of a limited number of investments is that the aggregate returns realized by us may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial writedown of any one investment. Beyond our regulatory and income tax guidelines, we do not have fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

WE HAVE LIMITED INFORMATION REGARDING THE COMPANIES IN WHICH WE INVEST

    Consistent with our operation as a business development company, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately held business necessary to make a fully informed investment decision.

OUR PORTFOLIO COMPANIES MAY BE HIGHLY LEVERAGED

    Leverage may have important adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

OUR BUSINESS IS DEPENDENT ON EXTERNAL FINANCING

    Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the issuance of debt, sale of certain of our loan assets to special purpose affiliates and their issuance of debt secured by such assets and the issuance of equity.

    SENIOR SECURITIES. We have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue debt securities and preferred stock (collectively, "Senior Securities") in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. We have also retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent (5%) of our total assets for temporary purposes.

    TERM DEBT SECURITIES. Trusts affiliated with us have issued, and we or our affiliates may issue in the future, term debt securities to institutional investors. As of March 31, 2002, these affiliated trusts had issued $167,398,000 Class A notes and $95,299,000 Class B notes to institutional investors and $87,400,068 of Class C notes had been retained by affiliated limited liability companies (the "Term Debt Notes"). These notes are secured by loans to a total of 45 of our portfolio companies that we contributed to the respective affiliated trusts. While we have not guaranteed the repayment of Term Debt Notes, we must repurchase the loans if certain representations are breached.

    REVOLVING DEBT FUNDING FACILITY. We depend in part on our commercial paper conduit securitization facility (the "Facility") to generate cash for funding our investments. The Facility is secured by loans to most of our portfolio companies, that have been contributed to an affiliated trust. While we have not guaranteed the repayment of the Facility, we must repurchase these loans if certain representations and warranties are breached. As of March 31, 2002, our Facility has an aggregate commitment of $225 million.

    A failure to renew our existing Facility or obtain substitute senior financing facilities, to increase our capacity under our existing Facility, to sell additional Term Debt Notes or to add a new Facility could have a material adverse effect on our business, financial condition and results of operations. See the description of the Term Debt Notes and the Facility (the "Debt Facilities") under "Management's Discussion and Analysis of Financial Condition And Results of Operations--Financial Condition, Liquidity and Capital Resources."

    COMMON STOCK. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. We are restricted to issuing equity at prices equal to or above our net asset value at the time of issuance. There can be no assurances that we can issue equity when necessary. If additional funds are raised through the issuance of Common Stock or debt securities convertible into or exchangeable for Common Stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of the Common Stock.

    The following table is designed to illustrate the effect on return to a holder of the Company's Common Stock of the leverage created by the Company's use of borrowing, at the weighted average interest rate 4.1% for the twelve months ended March 31, 2002 and assuming hypothetical annual returns on the Company's portfolio of minus 15 to plus 15 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of
  Expenses)(1).........................          -15.0%           -10.0%            -5.0%             --    5.0%   10.0%   15.0%
Corresponding Return to Common
  Stockholders(2)......................          -22.8%           -15.7%            -8.7%           -1.6%   5.5%   12.5%   19.6%

------------------------

(1) The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Company.

(2) In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of the Company's assets at the beginning of the Company's fiscal year to obtain an assumed return to the Company. From this amount, all interest accrued during the year is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of the Company's net assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Stockholders."

WE MAY INCUR ADDITIONAL DEBT THAT COULD INCREASE YOUR INVESTMENT RISKS

    We or our affiliates borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our affiliates that are senior to the claims of our stockholders and, thus, our lenders have preference over our stockholders with respect to these assets. In particular, the assets that our affiliates have pledged to lenders under our Debt Facilities were sold or contributed to separate business trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing the debt facilities. See "Risk Factors--Our Debt Facilities impose certain limitations on us."

    Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on the value of our Common Stock if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See "Assumed Return on the Company's Portfolio."

A CHANGE IN INTEREST RATES MAY ADVERSELY AFFECT OUR PROFITABILITY

    A portion of our income will depend upon the difference between the rate at which we or our affiliated trusts borrow funds and the rate at which we loan these funds. We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. Certain of our borrowings may be at fixed rates and others at variable rates. As of March 31, 2002, none of the borrowings by our affiliated trusts was at fixed rates of interest and $353 million was at variable rates of interest determined on the basis of a benchmark LIBOR rate. In addition, as a result of the Company's use of interest rate swaps, approximately 33% of the loans in our portfolio were at fixed rates and approximately 67% were at variable rates. We typically undertake to hedge against the risk of adverse movement in interest rates in our Debt Facilities as against our portfolio of assets. Hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. See "Business--The Company's Operations as a BDC and RIC."

AN ECONOMIC DOWNTURN COULD AFFECT OUR OPERATING RESULTS

    An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely affect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

OUR DEBT FACILITIES IMPOSE CERTAIN LIMITATIONS ON US

    In March 1999, pursuant to the Facility, we established a line of credit administered by First Union Securities, Inc. This facility, which has an aggregate commitment of $225 million, is not available for further draws after April 30, 2005, and is subject to annual renewals thereafter with the consent of our lenders. The Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $1 million or more, a minimum net worth requirement of $100 million plus seventy-five percent (75%) of any new equity or subordinated debt, a default triggered by a change of control and a default arising from the termination of any two of Malon Wilkus, Ira Wagner and John Erickson as our executive officers.

    We issued a total of $115 million in Term Debt Notes in December 2000 and January 2001, and an additional $147 million in Term Debt Notes in March 2002, to institutional investors. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes. A default will also occur under the Term Debt Notes issued in 2000 and 2001 if the difference between the interest rate of such Term Debt Notes and the rate earned on the underlying loans is less than 7% per annum.

THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER OUR DEBT FACILITIES COULD LEAD TO TERMINATION OF THOSE FACILITIES

    Our Debt Facilities contain certain default provisions, some of which are described in the immediately preceding paragraph. An event of default under our Debt Facilities could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

WE MAY EXPERIENCE FLUCTUATIONS IN OUR QUARTERLY RESULTS

    We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

WE MAY FAIL TO CONTINUE TO QUALIFY FOR OUR PASS-THROUGH TAX TREATMENT

    We have operated since October 1, 1997 so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from your investment in the Securities. See "Business--The Company's Operations as a BDC and RIC."

THERE IS A RISK THAT YOU MAY NOT RECEIVE DIVIDENDS

    Since our initial public offering, we have distributed more than 98% of our investment company taxable income, including 98% of our net realized short-term capital gains on a quarterly basis to our stockholders. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in our portfolio, unless our Board of Directors determines in certain cases to make a distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS WILL DEPEND ON OUR ABILITY TO MANAGE EFFECTIVELY ANY FUTURE GROWTH

    We have grown significantly since we materially changed our business plan and format in October 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

WE ARE DEPENDENT UPON OUR KEY MANAGEMENT PERSONNEL FOR OUR FUTURE SUCCESS

    We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly Malon Wilkus, our Chairman, Chief Executive Officer and President, Ira Wagner, our Executive Vice President and Chief Operating Officer, and John Erickson, our Executive Vice President and Chief Financial Officer. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy, and the departure of any two of Malon Wilkus, Ira Wagner, and John Erickson would be a default of the servicing provisions under the Facility. We do not maintain key man life insurance on any of our officers or employees.

WE OPERATE IN A HIGHLY COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

    We compete with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS COULD DETER TAKEOVER ATTEMPTS

    Our certificate of incorporation and bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact on the price of our Common Stock and may discourage third-party bids. These provisions may reduce any premiums paid to you for shares of your Common Stock. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

CHANGES IN LAWS OR REGULATIONS GOVERNING OUR OPERATIONS MAY ADVERSELY AFFECT OUR BUSINESS

    We and our portfolio companies are subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse impact on our business. See "Regulation."

WE COULD FACE LOSSES AND POTENTIAL LIABILITY IF INTRUSIONS, VIRUSES OR SIMILAR DISRUPTIONS TO OUR TECHNOLOGY THAT JEOPARDIZES OUR CONFIDENTIAL INFORMATION OR THAT OF USERS OF OUR TECHNOLOGY

    Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

FAILURE TO DEPLOY NEW CAPITAL MAY REDUCE OUR RETURN ON EQUITY

    If we fail to invest our new capital effectively our return on equity may be negatively impacted, which could reduce the price of your Common Stock.

THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY

    The market price and marketability of shares of our Common Stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

    - price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

    - significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

    - changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

    - changes in earnings or variations in operating results;

    - any shortfall in revenue of net income or any increase in losses from levels expected by securities analysts;

    - general economic trends and other external factors; and

    - loss of a major funding source.

    Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

FUTURE SALES OF OUR COMMON STOCK MAY NEGATIVELY AFFECT OUR STOCK PRICE

    The market price of our Common Stock could decline as a result of sales of a large number of shares of our Common Stock in the market, or the perception that such sales could occur. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and at a price that we deem appropriate.

OUR COMMON STOCK MAY BE DIFFICULT TO RESELL

    Investors may not be able to resell shares of Common Stock at or above their purchase prices due to a number of factors, including:

    - actual or anticipated fluctuation in our operating results;

    - volatility in our Common Stock price;

    - changes in expectations as to our future financial performance or changes in financial estimates of securities analysts;

    - departures of key personnel; and

    - the operating and stock price performance of other comparable companies.

                                USE OF PROCEEDS

    Unless otherwise specified in the Prospectus Supplement accompanying this Prospectus, the Company intends to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market companies in accordance with the Company's investment objectives, repayment of the Company's indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

    The Company anticipates that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, the Company intends to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

    Any proceeds from the sale of Warrant Shares will belong to the Warrant Holder and will not belong to the Company.

                 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

    Since the Company became a RIC, it has distributed, and currently intends to continue to distribute in the form of dividends, a minimum of 98% of its investment company taxable income including 98% of its net realized short-term capital gains, if any, on a quarterly basis to its stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement the Company's equity capital and support growth in its portfolio, unless the Board of Directors determines in certain cases to make a distribution. There is no assurance that the Company will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of Common Stock, all cash distributions can be reinvested automatically under the Company's Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the Reinvestment Plan on the stockholder's behalf. See "Risk Factors--We May Lose Our Pass-Through Tax Treatment;" "Reinvestment Plan;" and "Business--The Company's Operations as a BDC and RIC." The Common Stock of the Company historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

    The Company's Common Stock is quoted on the Nasdaq Stock Market under the symbol ACAS. As of May 20, 2002, the Company had 391 stockholders of record and approximately 30,000 beneficial owners. The following table sets forth the range of high and low sales prices of the Company's Common Stock as reported on the Nasdaq Stock Market and the dividends declared by the Company for the period from August 29, 1997, when public trading of the Common Stock commenced pursuant to the IPO, through May 20, 2002.

                                   BID PRICE

                                                                                            PREMIUM       PREMIUM
                                                                                          (DISCOUNT)    (DISCOUNT)
                                             NET ASSET                                      OF LOW        OF HIGH
                                               VALUE                                      SALES PRICE   SALES PRICE
                                                PER                            DIVIDEND     TO NET        TO NET
                                             SHARE(1)      HIGH       LOW      DECLARED   ASSET VALUE   ASSET VALUE
                                             ---------   --------   --------   --------   -----------   -----------
1997
Third Quarter (beginning August 29,
  1997)....................................   $13.60      $20.25     $18.50     $ 0.00        36.03%        48.90%
Fourth Quarter.............................   $13.61      $20.75     $16.50     $ 0.21        21.23%        52.46%

1998
First Quarter..............................   $13.63      $22.50     $17.25     $ 0.25        26.56%        65.08%
Second Quarter.............................   $13.65      $24.63     $21.25     $ 0.29        55.68%        80.44%
Third Quarter..............................   $13.77      $24.25     $10.13     $ 0.32       (26.43)%       76.11%
Fourth Quarter.............................   $13.80      $18.44     $ 9.19     $ 0.48       (33.42)%       33.62%

1999
First Quarter..............................   $14.02      $19.00     $14.00     $ 0.41        (0.14)%       35.52%
Second Quarter.............................   $13.80      $21.25     $16.00     $ 0.43        15.94%        53.99%
Third Quarter..............................   $13.64      $20.00     $16.25     $ 0.43        19.13%        46.63%
Fourth Quarter.............................   $17.08      $23.13     $17.88     $ 0.47         4.60%        35.42%

2000
First Quarter..............................   $17.69      $26.81     $20.88     $ 0.45        18.03%        51.55%
Second Quarter.............................   $18.15      $27.75     $19.81     $ 0.49         9.15%        52.90%
Third Quarter..............................   $16.51      $26.00     $21.75     $ 0.49        31.70%        57.44%
Fourth Quarter.............................   $15.90      $26.00     $20.25     $ 0.74        27.38%        63.55%

2001
First Quarter..............................   $15.06      $27.88     $21.88     $ 0.53        45.29%        85.13%
Second Quarter.............................   $16.51      $28.10     $24.25     $ 0.55        46.88%        70.20%
Third Quarter..............................   $16.62      $29.50     $24.14     $ 0.56        45.25%        77.50%
Fourth Quarter.............................   $16.84      $29.89     $24.48     $ 0.66        45.37%        77.49%

2002
First Quarter..............................   $16.63      $31.90     $26.45     $ 0.59        59.05%        91.82%
Second Quarter (Through May 20, 2002)......       --      $32.98     $28.53     $ 0.63           --            --

--------------------------

(1) Net Asset Value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, the Company's net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.

                      CONSOLIDATED SELECTED FINANCIAL DATA
         (IN THOUSANDS, EXCEPT PER SHARE DATA AND PORTFOLIO COMPANIES)

    The selected financial data should be read in conjunction with the Company's financial statements and notes thereto. As discussed in Notes 1 and 2, the Company completed an initial public offering of its Common Stock on August 29, 1997, and on October 1, 1997, began to operate as a BDC so as to qualify to be taxed as a RIC. As a result of the changes, the financial results of the Company for periods prior to October 1, 1997 are not comparable to periods commencing October 1, 1997 and are not expected to be representative of the financial results of the Company in the future.

                              THREE       THREE                                                                    THREE
                             MONTHS      MONTHS                                                                    MONTHS
                              ENDED       ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED
                            MARCH 31,   MARCH 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                              2002        2001          2001           2000           1999           1998           1997
                            ---------   ---------   ------------   ------------   ------------   ------------   ------------
Total operating income....  $ 32,641    $ 22,693      $104,237       $ 70,052       $ 39,435       $ 22,206       $  3,329
Total operating
  expenses................     9,390       7,641        32,612         27,382         16,365          8,160          1,635
                            --------    --------      --------       --------       --------       --------       --------
Operating income before
  taxes...................    23,251      15,052        71,625         42,670         23,070         14,046          1,694
Income tax benefit
  (expense)...............        --          --            --          2,000            912            261            (29)
                            --------    --------      --------       --------       --------       --------       --------
Net operating income......    23,251      15,052        71,625         44,670         23,982         14,307          1,665
Net realized gain on
  investments.............        57          24         5,369          4,539          3,636             --             --
(Decrease) increase in
  unrealized appreciation
  on investments..........   (19,691)    (24,978)      (58,389)       (53,582)        69,583          2,608            772
                            --------    --------      --------       --------       --------       --------       --------
Income (loss) before
  income taxes............     3,617      (9,902)       18,605         (4,373)        97,201         16,915          2,437
Income tax expense........        --          --            --             --             --             --             --
                            --------    --------      --------       --------       --------       --------       --------
Net increase (decrease) in
  shareholders' equity
  resulting from
  operations..............     3,617      (9,902)       18,605         (4,373)        97,201         16,915          2,437
                            ========    ========      ========       ========       ========       ========       ========
Per share data:
  Net operating income:
    Basic.................  $   0.62    $   0.54      $   2.27       $   2.00       $   1.75       $   1.29       $   0.15
    Diluted...............  $   0.61    $   0.53      $   2.24       $   1.96       $   1.68       $   1.25       $   0.15
  Net earnings (loss):
    Basic.................  $   0.10    $  (0.36)     $   0.59       $  (0.20)      $   7.07       $   1.53       $   0.22
    Diluted...............  $   0.09    $  (0.35)     $   0.58       $  (0.19)      $   6.80       $   1.48       $   0.21
  Cash dividends..........  $   0.59    $   0.53      $   2.30       $   2.17       $   1.74       $   1.34       $   0.21
Balance Sheet Data:
    Total assets..........  $983,719    $616,437      $904,184       $613,999       $398,430       $275,051       $162,057
    Total shareholders'
      equity..............   623,090     426,036       640,265        445,167        311,745        152,723        150,652
Other Data:
    Number of portfolio
      companies at period
      end.................        60          48            55             46             36             15              3
    Principal amount of
      loan originations...  $ 92,464    $ 46,914      $331,300       $257,509       $139,433       $116,864       $ 16,817
    Principal amount of
      loan repayments.....  $  3,038    $  3,270      $ 67,863       $ 30,860       $ 31,882       $  1,719       $     93
    NOI as % of average
      equity(1)(2)........     13.9%       14.2%         13.1%          13.6%          12.6%           9.9%           1.2%
    Return on
      equity(2)(3)........      2.3%      (9.1)%          3.4%         (1.3)%          51.0%          11.7%           6.5%
    Weighted average yield
      on investments(2)...     13.7%       13.9%         13.9%          14.6%          13.9%          13.0%          12.2%


                             NINE MONTHS
                            SEPTEMBER 30,
                                ENDED
                                1997
                            -------------
Total operating income....     $  2,901
Total operating
  expenses................        2,651
                               --------
Operating income before
  taxes...................          250
Income tax benefit
  (expense)...............           --
                               --------
Net operating income......          250
Net realized gain on
  investments.............           --
(Decrease) increase in
  unrealized appreciation
  on investments..........        5,321
                               --------
Income (loss) before
  income taxes............        5,571
Income tax expense........       (2,128)
                               --------
Net increase (decrease) in
  shareholders' equity
  resulting from
  operations..............        3,443
                               ========
Per share data:
  Net operating income:
    Basic.................
    Diluted...............
  Net earnings (loss):
    Basic.................
    Diluted...............
  Cash dividends..........
Balance Sheet Data:
    Total assets..........     $154,322
    Total shareholders'
      equity..............      150,539
Other Data:
    Number of portfolio
      companies at period
      end.................
    Principal amount of
      loan originations...
    Principal amount of
      loan repayments.....
    NOI as % of average
      equity(1)(2)........
    Return on
      equity(2)(3)........
    Weighted average yield
      on investments(2)...

------------------------------
(1) Calculated before effect of appreciation (depreciation).

(2) Amounts are annualized for the three months ended March 31, 2002 and 2001, and December 31, 1997.

(3) Return represents net increase (decrease) in shareholders' equity resulting from operations.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATION
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: changes in the economic conditions in which the Company operates negatively impacting the financial resources of the Company; certain of the Company's competitors with substantially greater financial resources than the Company reducing the number of suitable investment opportunities offered to the Company or reducing the yield necessary to consummate the investment; volatility in the value of equity investments; increased costs related to compliance with laws, including environmental laws; general business and economic conditions and other risk factors described in the Company's reports filed from time to time with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

    The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's financial statements and the notes thereto.

CRITICAL ACCOUNTING POLICIES

    The Company's accounting policies are more fully described in Footnote 2 to the Consolidated Financial Statements. As disclosed in Footnote 2 to the Consolidated Financial Statements, the preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

    The most significant estimate inherent in the preparation of the Company's consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

    The Company values its investment portfolio each quarter. The portfolio analysts in the Company's finance department prepare the portfolio company valuations each quarter using the most recent portfolio company financial statements and forecasts. These analysts will also consult with the respective principal who is managing the portfolio investment relationship to obtain further updates on the portfolio company performance, including information such as industry trends, new product development, and other operational issues. The valuations are reviewed by the Company's senior management and presented to the Board of Directors, which reviews and approves the portfolio valuations in accordance with the following valuation policy.

    Investments are carried at fair value, as determined by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded, or for which the Company has various degrees of trading restrictions, are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the

Board of Directors will value non-convertible debt securities at cost plus amortized OID, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity or other securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the current and forecasted earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

PORTFOLIO COMPOSITION

    The Company's primary business is investing in and lending to businesses through investments in senior debt, subordinated debt generally with detachable common or preferred stock warrants, preferred stock, and common stock. The total portfolio value of investments in publicly and non-publicly traded securities was $951,470, $863,799 and $586,816 at March 31, 2002, December 31, 2001 and
December 31, 2000, respectively. During the three months ended March 31, 2002 and the years ended December 31, 2001, 2000 and 1999, the Company made investments totaling $108,900, $389,300, 275,000 and $175,800, including $4,500,
$6,500, $9,500 and $13,500 in funds committed but undrawn under credit facilities, respectively. The weighted average effective interest rate on debt securities was 13.7%, 13.9%, 14.6% and 13.9% at March 31, 2002 and December 31, 2001, 2000 and 1999, respectively.

    The Company seeks to be a long-term partner with its portfolio companies. As a long-term partner, the Company will invest capital in a portfolio company subsequent to the initial investment if the Company believes that it can achieve appropriate returns for its investment. Add-on financings fund i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company's business,
ii) growth at the portfolio company such as product development or plant expansions, or iii) working capital for portfolio companies that need capital to fund operating costs, debt service, or growth in receivables or inventory. The Company's investments during the three months ended March 31, 2002 and 2001 and the years ended December 31, 2001, 2000 and 1999 were as follows:

                                       THREE MONTHS   THREE MONTHS
                                          ENDED          ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        MARCH 31,      MARCH 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           2002           2001           2001           2000           1999
                                       ------------   ------------   ------------   ------------   ------------
New Portfolio Companies..............    $ 95,500        $29,000       $322,900       $224,800       $162,400
Add-On Financing for Acquisitions....       3,800          1,900         28,400         25,400         11,400
Add-On Financing for Growth..........       2,000         11,500         15,200         10,500          2,000
Add-On Financing for Working
  Capital............................       7,600         10,400         22,800         14,800             --
                                         --------        -------       --------       --------       --------
Total................................    $108,900        $52,800       $389,300       $275,500       $175,800

RECENT ACCOUNTING PRONOUNCEMENTS

    The AICPA Audit and Accounting Guide for Investment Companies (the "Guide") was revised and its changes are effective for the Company's 2001 annual financial statements. Changes to the Guide affect the Company in two areas:
i) consolidation of operating subsidiaries and ii) the accounting for loan discounts and premiums.

    In implementing the provisions of the Guide, the Company has consolidated its investment in ACFS. Previously, the Company had accounted for its investment in ACFS under the equity method. This change had no effect on net operating income or net asset value. Prior year financial statements have been presented on a consolidated basis to conform to the current year's presentation.

    Under the provisions of the Guide, premiums and discounts on debt securities, including loan origination fees, are required to be amortized or accreted over the life of the investment using the effective interest method. Pursuant to the prior Guide, the Company's previous policy was to recognize loan origination fees when they were collected.

    In adopting this new requirement, the Company calculated the cumulative effect of the change in accounting for origination fees for all loans originated through December 31, 2000, and recorded a $6,200 increase in the value of debt investments and a $6,200 increase in the corresponding debt discount. In addition, the Company recorded an increase of $6,200 in net unrealized appreciation and a $6,200 decrease in distributions in excess of net realized earnings. The net impact of these changes results in the Company's net asset value remaining unchanged as specified in the guidance. For the year ended December 31, 2001, the Company has recognized $1,840 of origination fees as discounts and accreted $941 of discounts into interest income using the effective interest method. The impact of this change was a decrease in 2001 net operating income of $899. Upon early repayment of loans, collections of unamortized discounts are recognized as realized gains.

RESULTS OF OPERATIONS

    The Company's consolidated financial performance, as reflected in its Consolidated Statements of Operations, is composed of three primary elements. The first element is "Net operating income," which is primarily the interest and dividends earned from investing in debt and equity securities and equity securities and financial advisory, transaction structuring and prepayment and other fees, less the operating expenses of the Company. The second element is "(Decrease) increase in net unrealized appreciation of investments," which is the net change in the estimated fair values of the Company's portfolio investments at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is "Net realized gain on investments," which reflects the difference between the proceeds from a sale or maturity of a portfolio investment and the cost at which the investment was carried on the Company's Consolidated Balance Sheets.

COMPARISON OF THREE MONTHS ENDED MARCH 31, 2002 AND 2001

    The consolidated operating results for the three months ended March 31, 2002 and March 31, 2001 are as follows:

                                                               THREE MONTHS     THREE MONTHS
                                                                  ENDED            ENDED
                                                              MARCH 31, 2002   MARCH 31, 2001
                                                              --------------   --------------
Operating income............................................     $  32,641        $  22,693
Operating expenses..........................................         9,390            7,641

Net operating income........................................        23,251           15,052
Net realized gain on investments............................            57               24
Decrease in unrealized appreciation of investments..........       (19,691)         (24,978)
                                                                 ---------        ---------
Net increase (decrease) in shareholders' equity resulting
  from operations...........................................     $   3,617        $  (9,902)
                                                                 =========        =========

    For the three months ended March 31, 2002 ("First Quarter 2002"), total operating income increased $9,948, or 44%, over the three months ended
March 31, 2001 ("First Quarter 2001"). Total operating income is comprised of two components: interest and dividend income and fees. For the First Quarter 2002, the Company recorded $29,245 in interest and dividends on securities, and $365 in interest on bank deposits and shareholder loans, offset by $1,342 of expense for payments on interest rate swaps agreements.

    Interest and dividend income increased approximately $7,500 compared to the First Quarter 2001 and is affected by both the level of net new investments and by changes in the one-month London Interbank Offered Rate ("LIBOR"). As part of its interest rate risk management strategy, the Company enters into interest rate swap agreements in which it either pays a floating rate based on the prime rate and receives a floating rate based on LIBOR, or pays a fixed rate and receives a floating rate based on LIBOR. As a result, both interest income and interest expense are affected by changes in LIBOR. The weighted average LIBOR decreased from 5.33% during the three months ended March 31, 2001 to 1.86% during the three months ended March 31, 2002. The rate change reduced interest income approximately $8,700 for the First Quarter 2002 compared to the First Quarter 2001. As noted below, interest expense also decreased by $9,600 as a result of the decrease in LIBOR. See "Interest Rate Risk" for a discussion of the Company's use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The increase in the Company's weighted average investments at cost from $581,200 in the First Quarter 2001 to $941,800 in the First Quarter 2002 contributed $16,200 in interest income.

    For the First Quarter 2002, fees increased to $4,373 from $1,927 in the First Quarter 2001. Fees in the First Quarter 2002 were comprised of $3,288 transaction structuring fees, $726 financial advisory fees, and $359 prepayment and other fees. In the First Quarter 2001, fees were comprised of $966 transaction structuring fees, $343 financial advisory fees, and $618 prepayment and other fees. The increase in both transaction structuring and financial advisory fees was the result of closing three buyout transactions totaling $87,000 in the First Quarter 2002 compared to none in the First Quarter 2001, and an increase in the total dollar volume of new investments in the First Quarter 2002 over the First Quarter 2001.

    Operating expenses consist of interest expense on borrowings, salaries and benefits, and general and administrative expenses. Operating expenses for the First Quarter 2002 increased $1,749, or 23%, over the First Quarter 2001 and consisted of $4,325 in salaries and benefits, $2,829 in general and administrative expenses, and $2,236 in interest expense. The increase is primarily due to an increase in salaries and benefits expense from $2,369 in the First Quarter 2001 to $4,325 in the First Quarter 2002 and an increase in general and administrative expenses from $1,748 in the First Quarter 2001 to $2,829 in the First Quarter 2002. Interest expense decreased due to the net effect of an increase in the Company's weighted average borrowings from $168,066 in the First Quarter 2001 to $276,406 in the First Quarter 2002, and a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 8.39% in the First Quarter 2001 to 3.24% in the First Quarter 2002 primarily due to a decrease in weighted average LIBOR from 5.33% to 1.86%. General and administrative expenses increased primarily due to higher facilities expenses, professional services, and financial reporting expenses. Salaries and benefits expense increased due to an increase in employees from 62 at March 31, 2001 to 82 at March 31, 2002 and an increase in incentive compensation awarded from $309 in the First Quarter 2001 to $1,559 in the First Quarter 2002.

    During the First Quarter 2002, the Company recognized a realized gain of $57 from the realization of unamortized original issue discount ("OID") on the repayment of subordinated debt totaling $580. During the First Quarter 2001, the Company realized gains of $24 which was comprised of a realization of unamortized OID of $21 on the repayment of the Company's subordinated debt investment in Centennial Broadcasting, Inc. and the sale of common stock warrants in The L.A. Studios, Inc.

    The unrealized appreciation of investments is based on portfolio asset valuations determined by the Company's Board of Directors. The following table itemizes the change in unrealized appreciation of investments and the net realized gains for the three months ended March 31, 2002 and 2001:

                                       NUMBER OF   THREE MONTHS ENDED   NUMBER OF   THREE MONTHS ENDED
                                       COMPANIES     MARCH 31, 2002     COMPANIES     MARCH 31, 2001
                                       ---------   ------------------   ---------   ------------------
Gross unrealized appreciation of
  investments........................      7            $  9,823            2            $  2,533
Gross unrealized depreciation of
  investments........................     15            $(31,622)          41             (25,205)
Unrealized appreciation
  (depreciation) of interest rate
  swaps..............................     --               2,108           --              (2,306)
                                          --            --------           --            --------
Net depreciation of investments......     22            $(19,691)          43            $(24,978)
                                          ==            ========           ==            ========

Net realized gain....................      1            $     57            2            $     24

COMPARISON OF THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    The consolidated operating results for the years ended December 31, 2001, 2000, and 1999 are as follows:

                                                  YEAR ENDED          YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 1999
                                               -----------------   -----------------   -----------------
Operating income.............................      $104,237            $ 70,052             $39,435
Operating expenses...........................        32,612              27,382              16,365
                                                   --------            --------             -------
Operating income before income taxes.........        71,625              42,670              23,070
Income tax benefit...........................            --               2,000                 912
                                                   --------            --------             -------
Net operating income.........................        71,625              44,670              23,982
Net realized gain on investments.............         5,369               4,539               3,636
(Decrease) increase in unrealized
  appreciation of investments................       (58,389)            (53,582)             69,583
                                                   --------            --------             -------
Net increase (decrease) in shareholders'
  equity resulting from operations...........      $ 18,605            $ (4,373)            $97,201
                                                   ========            ========             =======

    Total operating income is comprised of two components: interest and dividend income and fees. For the year ended December 31, 2001 ("2001"), the Company recorded $88,535 in interest and dividends on securities, and $1,599 in interest on bank deposits and shareholder loans, offset by $1,848 of expense for payments on interest rate swaps agreements. For 2001, total operating income increased $34,185, or 49%, over the year ended December 31, 2000 ("2000"). The increase in operating income for 2001 is a result of the increase in the Company's weighted average investments at cost from $432,900 in 2000 to $727,400 in 2001 resulting from closing 36 investments in 2001 totaling $389,300 and net of the repayment of four investments in 2001 totaling $60,000, reduced by a decrease in the prime lending rate from 9.50% at December 31, 2000 to 4.75% at December 31, 2001. Interest and dividend income increased approximately $29,553 compared to 2000 due to new investments in 2001, net of the decrease in the prime lending rate noted above. The decrease in the prime lending rate reduced interest income approximately $4,713 for 2001 compared to 2000. As noted below, interest expense also decreased by $1,458 as a result of the decrease in one-month London Interbank Offered Rate ("LIBOR"). See "Interest Rate Risk" for a discussion of the Company's use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. For 2001, fees increased to $15,951 from $11,319 in 2000. Fees in 2001 were comprised of $12,384 transaction structuring fees, $1,950 financial advisory fees, and $1,617 prepayment and other fees. In 2000, fees were comprised of $6,457 transaction structuring fees, $717 financial advisory fees, $2,812 loan origination fees and $1,333 prepayment and other fees. The increase in both transaction structuring and financial advisory fees was due to an increase in the amount of buyout transactions closed in 2001 over 2000, and an increase in the total dollar volume of new investments in 2001 over 2000.

    For 2000, the Company recorded $57,038 in interest and dividends on non-publicly traded securities, and $1,695 in interest on bank deposits, repurchase agreements, and shareholder loans. For 2000, total operating income increased $30,617, or 78%, over the same period in 1999. The increase in operating income for 2000 is a result of the increase in the Company's weighted average investments at cost from $279,700 in 1999 to $432,900 in 2000 resulting from closing 24 investments totaling $172 and an increase in the prime lending rate from 8.50% at December 31, 1999 to 9.50% at December 31, 2000. Interest and dividend income increased approximately $27,900 compared to the year ended December 31, 1999 ("1999") due to new investments in 2000 and the increase in the prime lending rate noted above. The increase in the prime lending rate increased interest income approximately $1,495 for 2000 compared to 1999. For 2000, fees increased to $11,319 from $8,602 in 1999. In 2000, fees were comprised of $6,457 transaction structuring fees, $717 financial advisory fees, $2,812 loan origination fees and $1,333 of prepayment and other fees. In 1999, fees were comprised of $5,739 transaction structuring fees, $1,939 loan origination fees and $924 prepayment and other fees. Fees increased primarily due to an increase in the amount of buyout transactions closed in 2000 over 1999, and the increase in the total dollar volume new investments in 2000 over 1999.

    Operating expenses for 2001 increased $5,230, or 19%, over 2000. The increase is primarily due to an increase in salaries and benefits expense from $11,259 in 2000 to $14,571 in 2001 and an increase in general and administrative expenses from $6,432 in 2000 to $7,698 in 2001. Operating expenses for 2001 consisted of $14,571 in salaries and benefits, $7,698 in general and administrative expenses, and $10,343 in interest expense. Interest expense increased due to an increase in the Company's weighted average borrowings from $97,588 in 2000 to $176,051 in 2001, net of a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 9.9% in 2000 to 5.9% in 2001. General and administrative expenses increased primarily due to higher facilities expenses, insurance, Board of Directors fees, and financial reporting expenses. Salaries and benefits expense increased due to an increase in employees from 58 at December 31, 2000 to 68 at December 31, 2001 and an increase in incentive compensation awarded from $5,724 awarded during 2000 to $6,181 awarded in 2001.

    Operating expenses for 2000 increased $11,017, or 67%, over 1999. The increase is primarily due to an increase in salaries and benefits expense from $7,479 in 1999 to $11,259 in 2000, and an increase in interest expense from $4,716 in 1999 to $9,691 in 2000. Operating expenses for 2000 consisted of $11,259 in salaries and benefits, $6,432 in general and administrative expenses, and $9,691 in interest expense. Interest expense increased due to an increase in the Company's weighted average borrowings from $48,608 in 1999 to $97,588 in 2000. In addition, the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, increased from 9.7% in 1999 to 9.9% in 2000. General and administrative expenses increased primarily due to an increase in marketing expenses incurred to support the Company's increased origination platform, increased professional and recruiting expenses to support the increase in the number of investment professionals at the Company, increased rent expense relating to the Company's move to a larger Bethesda corporate office during the fourth quarter of 1999, and higher public reporting expenses. Salaries and benefits increased due to an increase in employees from 39 at December 31, 1999 to 58 at December 31, 2000.

    During 2001, the Company exited its investment in Cornell Companies, Inc. ("Cornell") through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company recognized a net realized gain of $2,140. The realized gain was comprised of a $967 realization of unamortized original issue discount ("OID") on the subordinated debt, $883 of gain on the common stock warrants, and $290 on the realization of unaccreted loan fees. In
December 2001, the Company sold its investment in BIW Connector Systems, LLC ("BIW"). The Company's investment in BIW included senior debt and senior subordinated debt with common stock warrants. The Company recognized a net realized gain of $1,823 which was comprised of a $217 realization of OID on the subordinated debt, $1,405 of gain on the common stock warrants, and $201 on the realization of unaccreted loan fees. The Company converted its common stock investment in Mobile Tool, Inc. to subordinated debt by exercising its put rights and recognized a realized gain of $2,452 on this conversion. The Company realized losses of $500 and $592 on the write-off of its common stock investments on the sale of Erie Forge, and on Biddeford Textile Corp., which filed for bankruptcy protection under Chapter 11. The Company sold its common stock warrants in The L.A. Studios, Inc. and recognized a net realized gain of $24 which was comprised of a $126 realization of unamortized OID, and a $102 loss on the common stock warrants.

    During 2000, one of the Company's portfolio companies, o2wireless
Solutions, Inc. ("o2wireless"), completed an initial public offering. In conjunction with the offering, o2wireless repaid the Company's $13,000 subordinated note. In addition, the Company exercised and sold 180 of the 2,737 common stock warrants it owns. As a result of these transactions, the Company recorded a realized gain of $4,303 which was comprised of $2,475 of previously unamortized OID and $1,828 of gain on the sale of the exercised warrants. During 1999, the Company recorded realized gains on investments of $2,395 from the prepayment of $8,000 of subordinated debt by Specialty Transportation
Services, Inc. ("STS"), and the sale of the Company's common stock and warrant investments in STS, and a realized gain of $316 on the sale of its investment in Four-S Baking Company.

    The unrealized appreciation of investments is based on portfolio asset valuations determined by the Company's Board of Directors. The following table itemizes the change in unrealized appreciation of investments and the net realized gains for the three years ended December 31, 2001:

                                            YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                               NUMBER OF   DECEMBER 31,   NUMBER OF   DECEMBER 31,   NUMBER OF   DECEMBER 31,
                               COMPANIES       2001       COMPANIES       2000       COMPANIES       1999
                               ---------   ------------   ---------   ------------   ---------   ------------
Gross unrealized appreciation
  of investments, excluding
  Capital.com................      8        $   8,347        17        $  34,401         9         $ 7,357
Gross unrealized depreciation
  of investments, excluding
  Capital.com................     38          (57,650)        8          (15,064)        8          (6,994)
Unrealized (depreciation)
  appreciation of
  Capital.com................      1             (792)        1          (71,008)        1          71,008
Unrealized depreciation of
  interest rate swaps........     --           (4,265)       --             (907)       --            (163)
Reversal of previously
  recorded unrealized
  appreciation upon a
  realization................      7           (4,029)       --           (1,004)        2          (1,625)
                                  --        ---------        --        ---------        --         -------
Net (depreciation)
  appreciation of
  investments................     54        $ (58,389)       26        $ (53,582)       20         $69,583
                                  ==        =========        ==        =========        ==         =======
Net realized gain............      7        $   5,369         2        $   4,539         2         $ 3,636
                                  ==        =========        ==        =========        ==         =======

    Capital.com, an Internet finance portal, was launched in July 1999 under the name AmericanCapitalOnline.com. In December 1999, the assets of AmericanCapitalOnline.com were contributed to Capital.com, Inc., a newly formed entity, and the site was renamed Capital.com. The total cost of the assets contributed to Capital.com by the Company was $1,492. During December 1999, a subsidiary of First Union Corporation ("First Union") invested $15,000 in Capital.com in exchange for a 15% common equity stake and warrants to acquire up to an additional 5% of the common equity at a nominal price. The warrants were fully vested as of December 31, 2000.

    In considering the appropriate valuation of this investment at December 31, 2001 and December 31, 2000, in addition to the value implied by First Union's investment for a 15% equity interest, the Board of Directors considered several factors including:

    - The valuation of comparable public company entities;

    - The very early development stage of Capital.com;

    - An estimated value for the warrants issued to First Union and the uncertainty of a subsequent valuation of Capital.com affecting the number of shares for which such warrants could be exercised;

    - The valuation implied by comparable private company transactions.

    Based on all these factors and others that were considered, the Board of Directors valued the investment in Capital.com at $700, $1,492, and $72,500, at December 31, 2001, 2000, and 1999, respectively.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

    At March 31, 2002, the Company had $2,000 in cash and cash equivalents. In addition, the Company had outstanding debt secured by assets of the Company of $107,900 under a $225,000 revolving debt funding facility and $244,700 under two asset securitizations. During the three months ended March 31, 2002, the Company funded investments using draws on the revolving debt funding facility and proceeds from the asset securitizations.

CAPITAL RAISING ACTIVITIES

    On March 15, 2002 the Company completed a $147,300 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-1 ("Trust III"), an affiliated business trust, and contributed to Trust III $196,300 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust III was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by an affiliate of Trust III. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of March 31, 2002, the Company had issued all of the Class A and Class B notes. The notes are backed by loans to 30 of the Company's portfolio companies. The Class A notes mature on November 20, 2005 and the Class B notes mature on March 20, 2007. The transfer of the assets to Trust III and the related sale of notes by Trust III have been treated as a financing arrangement by the Company under SFAS No. 140. Early repayments are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust III, the Company has entered into interest rate swaps to mitigate the related interest rate risk (see
Note 5). During the three months ended March 31, 2002, the weighted average outstanding balance of the Class A and B notes was $26,000. At March 31, 2002, total borrowings outstanding under the asset securitization was $146,000.

    On June 26, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $109,100 in exchange for 4,500 common shares. On June 29, 2001, the Company sold 675 shares of its common stock pursuant to the underwriter's over-allotment option granted on June 26, 2001, and received net proceeds of approximately $16,400. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

    On September 12, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $49,500 in exchange for 1,800 common shares. The proceeds from the offering were used to repay borrowings outstanding under its revolving debt funding facility.

    On December 19, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $44,800 in exchange for 1,700 common shares. On December 31, 2001, the Company sold 255 shares of its common stock pursuant to the underwriter's over-allotment option granted on December 19, 2001, and received net proceeds of approximately $6,700. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

    As a RIC, the Company is required to distribute annually 90% or more of its investment company taxable income and 98% of its net realized short-term capital gains to shareholders. The Company provides shareholders with the option of reinvesting their distributions in the Company. In 2001 and 2000, shareholders reinvested $1,048 and $742, respectively, in dividends. Since the IPO, shareholders have reinvested $2,611 of dividends in the Company. While the Company will continue to provide shareholders with the option of reinvesting their distributions in the Company, the Company has historically and anticipates having to issue debt or equity securities in addition to the above borrowings to expand its investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to the Company on terms it deems favorable. The Company expects to have to raise between $475,000 and $550,000 in debt or equity capital during the year ended December 31, 2002 to fund its operations.

    As a BDC, the Company's asset coverage must be at least 200% after each issuance of Senior Securities. As of March 31, 2002 and December 31, 2001 and 2000, the Company's asset coverage was approximately 280%, 360% and 400%, respectively.

PORTFOLIO CREDIT QUALITY

    LOAN GRADING AND PERFORMANCE

    The Company grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant.

    Under this system, loans with a grade of 4 involve the least amount of risk in the Company's portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan's risk has increased since origination. The borrower may be out of compliance with debt covenants, however; loan payments are not more than 120 days past due. For loans graded 2, the Company's management will increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Some or all of the debt covenants are out of compliance and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and the Company will reduce the fair value of the loan to the amount it anticipates will be recovered.

    To monitor and manage the investment portfolio risk, management tracks the weighted average investment grade. The weighted average investment grade was 2.9, 2.9 and 3.2 as of March 31, 2002 and December 31, 2001 and 2000,
respectively. At March 31, 2002, December 31, 2001 and 2000, the Company's investment portfolio was graded as follows:

                              MARCH 31, 2002               DECEMBER 31, 2001             DECEMBER 31, 2000
                        ---------------------------   ---------------------------   ---------------------------
                                         PERCENTAGE                    PERCENTAGE                    PERCENTAGE
                        INVESTMENTS AT    OF TOTAL    INVESTMENTS AT    OF TOTAL    INVESTMENTS AT    OF TOTAL
        GRADE             FAIR VALUE     PORTFOLIO      FAIR VALUE     PORTFOLIO      FAIR VALUE     PORTFOLIO
---------------------   --------------   ----------   --------------   ----------   --------------   ----------
 4                         $151,959         16.3%        $107,837         12.7%        $182,964         32.4%
 3                          586,221         62.0%         529,167         62.1%         355,015         62.9%
 2                          190,146         20.2%         206,921         24.3%          18,971          3.4%
 1                           14,346          1.5%           8,392          0.9%           7,432          1.3%
                           --------        ------        --------        ------        --------        ------
                           $942,672        100.0%        $852,317        100.0%        $564,382        100.0%

    The amounts at March 31, 2002, December 31, 2001 and 2000 do not include the Company's investments in Capital.com, Wrenchead.com, o2wireless
Solutions, Inc., Electrolux, LLC, Westwind Group Holdings, Inc. and Gladstone Capital Corporation, companies in which the Company only owns equity securities. In addition, the amounts at December 31, 2000, do not contain the Company's equity investment in Erie Forge and Steel, Inc.

    The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. The Company's valuation analysis serves as a critical piece of data in this determination. At March 31, 2002, eight loans with a face amount of $72,677 were on non-accrual. Three of the eight loans are grade 2 loans, and five of the loans are grade 1 loans. At
December 31, 2001, four loans with a face amount of $49,860 were on non-accrual. Three of the four loans are grade 2 loans, and one of the loans is a grade 1 loan. Two of these loans totaling $9,900 with PIK interest features were on non-accrual. At December 31, 2000, one grade 1 loan totaling $3,214 was on non-accrual.

    During December 2001, the Company recapitalized two portfolio companies by trading subordinated debt for preferred stock. $4,600 of subordinated debt in Chance Coach, Inc. and $5,600 of subordinated debt in EuroCaribe Packing Company, Inc. was swapped for preferred stock of the same face amount in each entity, respectively.

    At March 31, 2002 and December 31, 2001, and 2000, loans past due were as follows:

                               NUMBER OF   MARCH 31,   NUMBER OF   DECEMBER 31,   NUMBER OF   DECEMBER 31,
DAYS PAST DUE                    LOANS       2002        LOANS         2001         LOANS         2000
-------------                  ---------   ---------   ---------   ------------   ---------   ------------
Accruing
1--30........................     --        $    --        1          $ 6,477        --          $   --
31--60.......................     --        $    --        1          $22,152        --          $   --
61--90.......................     --        $    --        1          $14,400         1          $3,214
Greater than 90..............      3        $30,586        3          $30,119        --          $   --
Non-Accruing.................      8        $72,677        4          $49,860        --          $3,214

    CREDIT STATISTICS

    The Company monitors several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

    - Debt to EBITDA Ratio--the sum of all debt with equal or senior security rights to the Company's debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") of the most recent twelve months or, when appropriate, the forecasted twelve months.

    - Interest Coverage Ratio--the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period divided by EBITDA.

    - Debt Service Coverage Ratio--the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period divided by EBITDA.

    The Company requires portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, the Company calculates the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the proforma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, the Company makes certain adjustments to EBITDA to reflect the proforma results of a company consistent with a change of control transaction. The Company evaluates portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

    The statistics are weighted by the Company's investment value for each portfolio company and do not include investments in which the Company holds only equity securities. The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the aggregate investment portfolio as of the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, 1999, and 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      DEBT TO EBITDA
1998             4.9
1999             4.8
2000             5.0
2001             5.4

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      INTEREST COVERAGE
1998                2.0
1999                2.3
2000                2.2
2001                2.1

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      DEBT SERVICE COVERAGE
1998                    1.8
1999                    1.8
2000                    1.6
2001                    1.5

    In addition to these statistics, the company tracks its portfolio investments on a static-pool basis. A static pool consists of the investments made during a given year ended. The Pre-1999 static pool consists of the investments made from the time of the Company's IPO through the year ended December 31, 1999. The following table contains a summary of portfolio statistics at and as of the three months ended March 31, 2002:

    PORTFOLIO STATISTICS ON A WEIGHTED                     2001          2000          1999           PRE
     AVERAGE BASIS* ($ IN MILLIONS):        AGGREGATE   STATIC POOL   STATIC POOL   STATIC POOL   STATIC POOL
------------------------------------------  ---------   -----------   -----------   -----------   -----------
Original Investments at Cost..............  $  1,125     $    390      $    275      $    177      $    171
Total Exits and Prepayments...............  $    115     $     --      $     37      $     17      $     61
Realized Gain on Investments..............  $     14     $     --      $      2      $      4      $      8
Current Cost of Original Investments......  $    988     $    378      $    240      $    150      $    115
Fair Value of Investments.................  $    945     $    383      $    210      $    149      $     99
Non-Accruing Loans........................  $     73     $     --      $     35      $     16      $     22

Interest Coverage.........................       2.2          2.2           1.9           2.5           2.0
Debt Service Coverage.....................       1.5          1.6           1.3           1.6           1.7
Debt to EBITDA............................       5.9          5.0           6.7           5.2          10.2
Investment Grade..........................       2.9          3.0           2.7           3.2           2.7

Average Age of Companies**................  43 years     44 years      42 years      52 years      39 years
Total Sales**.............................  $  5,918     $  2,624      $    711      $  1,493      $    938
Average Sales**...........................  $    118     $    166      $     95      $     92      $    102
Total EBITDA**............................  $    601     $    267      $     80      $    154      $     67
Average EBITDA**..........................  $     14     $     17      $     14      $     11      $      9
Ownership Percentage**....................        41%          36%           43%           40%           39%
% with Senior Lien***.....................        22%          28%           23%            7%           18%
% with Senior or Junior Lien***...........        84%          71%           90%           93%           84%

------------------------

* These amounts do not include investments in which the Company owns only equity.

**  Includes the Company's equity investment in Electrolux and o2wireless.

*** As a percentage of the Company's total debt investments.

    The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the Company's Pre-1999 Static Pool as of the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, 1999, and 1998:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      DEBT TO EBITDA
1998             4.9
1999             5.3
2000             5.4
2001             7.0

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      INTEREST COVERAGE
1998                2.0
1999                2.0
2000                2.4
2001                1.9

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      DEBT SERVICE COVERAGE
1998                    1.8
1999                    1.6
2000                    1.9
2001                    1.7

    The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the Company's 1999 Static Pool as of the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, and 1999:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      DEBT TO EBITDA
1999             4.4
2000             4.5
2001             5.3

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      INTEREST COVERAGE
1999                2.6
2000                2.3
2001                2.2

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      DEBT SERVICE COVERAGE
1999                    2.0
2000                    1.6
2001                    1.4

    The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the Company's 2000 Static Pool as of the quarter ended March 31, 2002 and the years ended December 31, 2001 and 2000:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      DEBT TO EBITDA
2000             5.1
2001             6.5

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      INTEREST COVERAGE
2000                2.0
2001                1.9

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      DEBT SERVICE COVERAGE
2000                    1.5
2001                    1.3

    The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the Company's 2001 Static Pool as of the quarter ended March 31, 2002 and the year ended December 31, 2001:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            DEBT TO EBITDA
12/31/2001             4.5

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTEREST COVERAGE
12/31/2001                2.2

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            DEBT SERVICE COVERAGE
12/31/2001                    1.7

IMPACT OF INFLATION

    Management believes that inflation can influence the value of the Company's investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

INTEREST RATE RISK

    Because the Company funds a portion of its investments with borrowings under its revolving debt funding facility and asset securitizations, the Company's net operating income is affected by the spread between the rate at which it invests and the rate at which it borrows. The Company attempts to match fund its liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. The Company enters into interest rate basis swap agreements to match the interest rate basis of its assets and liabilities, thereby locking in the spread between its asset yield and the cost of its borrowings, and to fulfill its obligations under the terms of its revolving debt funding facility and term securitizations. The goal of the Company's strategy is to reduce the effect of interest rate volatility on net operating income. The Company utilizes hedging instruments for non-trading and non-speculative purposes only.

    As a result of the Company's use of interest rate swaps, at March 31, 2002, approximately 67% of the Company's interest bearing assets provided floating rate returns and approximately 33% of the Company's interest bearing assets provided fixed rate returns. Adjusted for the effect of interest rate swaps, at March 31, 2002, the Company had floating rate investments, tied to one-month LIBOR or the prime lending rate, in debt securities with a face amount of $531,075 and had total borrowings outstanding of $352,566. All of the Company's outstanding debt at March 31, 2002 has a variable rate of interest based on one-month LIBOR. Assuming no changes to the Company's consolidated balance sheet at March 31, 2002, a hypothetical increase in one-month LIBOR by 100 basis points would increase net operating income by $1,785, or $0.05 per share, over the next twelve months compared to 2001 net operating income. A hypothetical 100 basis point decrease in one-month LIBOR would decrease net operating income $1,785, or $0.05 per share, over the next twelve months compared to 2001 net operating income.

    At March 31, 2002, the Company had entered into twenty-three interest rate basis swap agreements with two large commercial banks with debt ratings of A1 under which the Company either pays a floating rate based on the prime rate and receives a floating interest rate based on one-month LIBOR, or pays a fixed rate and receives a floating interest rate based on one-month LIBOR. For those investments contributed to the term securitizations, the interest swaps enable the Company to lock in the spread between the asset yield on the investments and the cost of the borrowings under the term securitizations. One-month LIBOR remained unchanged at 1.88% at December 31, 2001 and March 31, 2002. At
March 31, 2002 the aggregate notional amount of the swap agreements was $460,231 and the agreements have a remaining term of approximately 5.5 years. The following tables present the notional principal amounts of interest rate swaps by class and the payment terms weighted by notional amount as of March 31, 2002 and December 31, 2001:

                                                                MARCH 31, 2002
                                            ------------------------------------------------------
                                                                              NUMBER OF   NOTIONAL
TYPE OF INTEREST RATE SWAP                  COMPANY PAYS   COMPANY RECEIVES   CONTRACTS    VALUE
--------------------------                  ------------   ----------------   ---------   --------
Pay fixed, receive LIBOR floating.........   5.80%             LIBOR             15       $298,985
Pay prime floating, receive LIBOR
  floating................................   prime         LIBOR + 2.73%          8        161,246
                                                                                 --       --------
Total.....................................                                       23       $460,231
                                                                                 ==       ========

                                                              DECEMBER 31, 2001
                                            ------------------------------------------------------
                                                                              NUMBER OF   NOTIONAL
TYPE OF INTEREST RATE SWAP                  COMPANY PAYS   COMPANY RECEIVES   CONTRACTS    VALUE
--------------------------                  ------------   ----------------   ---------   --------
Pay fixed, receive LIBOR floating.........     6.02%           LIBOR              9       $102,919
Pay prime floating, receive LIBOR
  floating................................     prime       LIBOR + 2.73%          8        161,246
                                                                                 --       --------
Total.....................................                                       17       $246,165
                                                                                 ==       ========

    At March 31, 2002 and December 31, 2001 one-month LIBOR was 1.88% and the prime rate was 4.75%. The excess of payments made to swap counter-parties over payments received from swap counter-parties is recorded as a reduction of interest income.

QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK

    The Company considers its principal market risks to be the fluctuations of interest rates and the valuations of the investment portfolio. See discussion of interest rate risk above in "Interest Rate Risk".

PORTFOLIO VALUATION

    See discussion of portfolio valuation above in "Critical Accounting
Policies."

                                    BUSINESS

    The Company was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an IPO of 10,382,437 shares of its Common Stock and became a non-diversified, closed end investment company that has elected to be regulated as a BDC under the 1940 Act. On October 1, 1997, the Company began operations so as to qualify to be taxed as a RIC as defined in Subtitle A, Chapter 1, under Subchapter M of the Code. As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. On May 29, 2002, the Company filed a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to the Company's debt and equity securities. The Shelf Registration Statement allows the Company to sell its registered debt or equity securities on a delayed or continuous basis in an amount up to $750 million.

    The Company is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts, including ESOP buyouts, growth, acquisitions, liquidity and restructuring. The Company is the parent of ACFS, an operating subsidiary principally engaged in providing financial advisory services to the Company's portfolio companies. The Company's ability to fund the entire capital structure is an advantage in completing middle market transactions. The Company generally invests up to $35 million in each transaction and, through ACFS, will arrange and secure capital for larger transactions. The Company's primary business objectives are to increase its net operating income and net asset value by investing its assets in senior debt, subordinated debt with warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. The Company's loans typically range from $5 million to $35 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. The Company prices its debt and equity investments based on its analysis of each transaction. As of December 31, 2001, the weighted average effective yield on the Company's investments was 13.9%. From its formation in 1986 through the IPO, the Company arranged financing transactions aggregating over $400 million and invested in the equity securities of eight of those transactions. From the IPO through December 31, 2001, the Company invested
$169 million in equity securities and $843 million in debt securities of middle market companies including over $16 million in funds committed but undrawn under credit facilities.

    The Company generally acquires equity interests in the companies from which it has purchased debt securities with the goal of enhancing its overall return. As of December 31, 2001, the Company had a fully-diluted weighted average ownership interest of 36% in its portfolio companies. The Company is prepared to be a long-term partner to its portfolio companies, thereby positioning the Company to participate in their future financing needs. As of December 31, 2001, the Company has invested $106 million in follow-on investments. In most cases, the Company receives rights to require the business to purchase the warrants and stock held by the Company ("Put Rights") under various circumstances including, typically, the repayment of the Company's loans or debt securities. The Company may use its Put Rights to dispose of its equity interest in a business, although the Company's ability to exercise Put Rights may be limited or nonexistent if a business is illiquid. In most cases, the Company also receives the right to representation on the businesses' board of directors.

    The opportunity to liquidate its investments and realize a gain may occur if the business recapitalizes its equity, such as through a sale to new owners, or a public offering of its equity or if the Company exercises its Put Rights. The Company generally does not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, as amended, but the Company generally does have the right to sell its equity interests in a public offering by the business to the extent permitted by the underwriters.

    The Company makes available significant managerial assistance to its portfolio companies. Such assistance typically involves closely monitoring the operations of the company, hiring additional senior management, if needed, being available for consultation with its officers, assisting in developing the business plan and providing financial guidance and participating on the company's board of directors. Providing assistance to its borrowers serves as an opportunity for the Company to assist in maximizing the value of the portfolio company. At December 31, 2001, the Company had board seats on 44 out of 56 portfolio companies and had board observation rights on 6 of the remaining portfolio companies in which it has made investments.

    Prior to the IPO, the Company established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included many nationally recognized companies. In most of the ESOP transactions structured by the Company, the employees agree to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company is structured so that the fair market value of stock contributed to the ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. The Company is a leading firm in structuring and implementing ESOP employee buyouts. The Company believes that its ESOP knowledge and experience and its ability to fund transactions positions the Company favorably in the market place.

    The Company believes that it has established an extensive referral network comprised of private equity and mezzanine funds, investment bankers, attorneys, accountants, commercial bankers, unions, business and financial brokers, and existing ESOP companies. The Company has also developed an extensive set of Internet sites that generates financing requests and provides businesses an efficient tool for learning about the Company and its capabilities.

    The Company has a marketing department headed by a vice president of marketing, dedicated to maintaining contact with members of the referral network and receiving opportunities for the Company to consider. During 2001, the marketing department received information concerning several thousand transactions for consideration. Most of those transactions did not meet the Company's criteria for initial consideration, but the opportunities that met those criteria were sent to the Company's principals for further review and consideration.

    The Company's executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 and its telephone number is (301) 951-6122. In addition to its executive offices, the Company maintains offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago and Dallas.

LENDING AND INVESTMENT DECISION CRITERIA

    The Company reviews certain criteria in order to make investment decisions. The criteria listed below provide a general guide for the Company's lending and investment decisions, although not all criteria are required to be favorable in order for the Company to make an investment.

    OPERATING HISTORY. The Company focuses on target companies that have been in business from 5 to more than 50 years and have stable operating histories including a history of generating positive operating cash flow. The Company will design the target company's capital structure to enable the company to service and repay debt based on the Company's assessment of the company's current and projected operating cash flow. The Company targets companies with significant market share in their products or services relative to their competitors. In addition, the Company considers factors such as customer concentration, recession history, competitive environment and ability to sustain margins. The Company does not intend to lend or invest in start-up or other early stage companies, or companies with insufficient cash flows to service debt.

    GROWTH. The Company considers a target company's ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by the Company.

    LIQUIDATION VALUE OF ASSETS. Although the Company does not operate as an asset-based lender, liquidation value of the assets collateralizing the Company's loans is an important factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

    EXPERIENCED MANAGEMENT TEAM. The Company requires that a potential recipient of the Company's financing have a management team that has demonstrated the ability to execute the portfolio company's objectives and implement its business plan. The Company also requires that this management team be experienced and properly incentivized through a significant ownership interest in the portfolio company.

    EXIT STRATEGY. Before making an investment, the Company analyzes the potential for the target company to experience a liquidity event that will allow the Company to realize value for its equity position. Liquidity events include, among other things, a private sale of the Company's financial interest, including a sale to the portfolio company through the exercise of Put Rights, a sale of the portfolio company, an initial public offering or a purchase by the portfolio company or one of its stockholders of the Company's equity position.

OPERATIONS

    MARKETING AND ORIGINATION PROCESS. The Company has 36 investment professionals and 15 accounting professionals involved in evaluating prospective investments and monitoring portfolio companies as of December 31, 2001, and intends to hire between 10 to 20 additional professionals during the next twelve months. To source financing opportunities, the Company has a dedicated marketing department headed by a vice president who manages an extensive referral network comprised of venture capitalists, investment bankers, unions, attorneys, accountants, commercial bankers, business and financial brokers and existing ESOP companies. The Company also has an extensive set of Internet websites that it uses to attract financing opportunities.

    APPROVAL PROCESS. The Company's financial professionals review informational packages in search of potential financing opportunities and conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of the target company's historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, background investigations on the management team and research on the applicant's products, service and industry. The Company engages professionals such as environmental consultants, accountants, lawyers, risk managers and management consultants to perform elements of the due diligence review as it deems appropriate. Upon completion of a due diligence investigation, one of the Company's principals prepares an investment committee report summarizing the target company's historical and projected financial statements, industry, and management team and analyzing its conformity to the Company's general investment criteria. The principal then presents this profile to the Company's Investment Committee. The Company's policy calls for the Investment Committee and the Company's Board of Directors to approve each financing.

    PORTFOLIO MANAGEMENT. In addition to the review at the time of original underwriting, the Company attempts to preserve and enhance the earnings quality of its portfolio companies through proactive management of its relationships with its portfolio companies. This process includes attendance at portfolio company board meetings, management consultation and review and management of covenant compliance. The Company's investment and finance personnel regularly review portfolio company monthly financial statements to assess cash flow performance and trends, periodically evaluate the operations of the client, seek to identify industry or other economic issues that may adversely affect the client, and prepare quarterly summaries of the aggregate portfolio quality for management review.

LOAN GRADING

    The Company evaluates and classifies all loans based on their current risk profiles. The process requires the Director of Portfolio Monitoring to grade a loan on a scale of 1 to 4. Loans graded 4 involve the least amount of risk of loss, while loans graded 1 have the highest risk of loss. The loan grade is then reviewed and approved by the Investment Committee and the Board of Directors. This loan grading process is intended to reflect the performance of the portfolio company's business, the collateral coverage of the loans and other factors considered relevant. For more information regarding the Company's loan grading practices, see "Management's Discussion and Analysis of Financial Condition and Results of Operations--Portfolio Credit Quality."

COMPETITION

    The Company competes with a large number of private equity and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of the Company's competitors are substantially larger and have considerably greater financial resources than the Company. Competitors may have lower cost of funds and many have access to funding sources that are not available to the Company. In addition, certain of the Company's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures the Company faces will not have a material adverse effect on its business, financial condition and results of operations. In addition, because of this competition, the Company may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that the Company will be able to identify and make investments that satisfy its investment objectives or that the Company will be able to meet its investment goals.

EMPLOYEES

    As of December 31, 2001, the Company had 68 employees, 36 of whom are investment professionals and 15 are accounting professionals involved in evaluating prospective investments and monitoring portfolio companies. The Company believes that its relations with its employees are excellent.

THE COMPANY'S OPERATIONS AS A BDC AND RIC

    As a BDC, the Company may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the Company's total assets. The principal categories of Qualifying Assets relevant to the business of the Company are the following:

    - securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that
      (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit;

    - securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

    - cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment.

    The Company may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. Since the Company made its BDC election, it has not made any substantial change in its structure or in the nature of its business.

    The Company operates so as to qualify as a RIC under the Code. Generally, in order to qualify as a RIC, the Company must continue to qualify as a BDC and distribute to shareholders in a timely manner, at least 90% of its "investment company taxable income" as defined by the Code. Also, the Company must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities as defined by the Code. Additionally, the Company must diversify its holdings so that (a) at least 50% of the value of the Company's assets consists of cash, cash items, government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer and
(b) no more than 25% of the value of the Company's assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. If the Company qualifies as a RIC, it will not be subject to Federal income tax on the portion of its taxable income and net capital gains it distributes in a timely fashion to stockholders. In addition, with respect to each calendar year, if the Company distributes or is treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of its capital gain net income for each one-year period ending on October 31, and distributes 98% of its net ordinary income for such calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible Federal excise tax imposed with respect to certain undistributed income of RICs.

    If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distribution to its stockholders. In addition, in that case, all of the Company's distributions to its shareholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).

    The Company's wholly-owned subsidiary, ACFS, is a corporation under Subchapter C of the Code and is subject to corporate level Federal and state income tax.

TEMPORARY INVESTMENTS

    Pending investment in other types of Qualifying Assets, the Company has invested its otherwise uninvested cash primarily in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments ("Temporary Investments") so that at least seventy percent (70%) of its assets are Qualifying Assets. Typically, the Company invests in U.S. Treasury bills. Additionally, the Company may invest in repurchase obligations of a "primary dealer" in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of the Board of Directors. There is no percentage restriction on the proportion of the Company's assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities.

LEVERAGE

    For the purpose of making investments and to take advantage of favorable interest rates, the Company has issued, and intends to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits the Company, as a BDC, to issue senior debt securities and preferred stock (collectively, "Senior Securities") in amounts such that the Company's asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, the Company is exposed to the risks of leverage. Although the Company has no current intention to do so, it has retained the right to issue preferred stock. As permitted by the 1940 Act, the Company may, in addition, borrow amounts up to five percent (5%) of its total assets for temporary purposes.

INVESTMENT OBJECTIVES AND POLICIES

    The Company's investment objectives are to achieve a high level of current income from the collection of interest, dividends and related fees, as well as long-term growth in its shareholders' equity through the appreciation in value of the Company's equity interests in the portfolio companies in which it invests. The following restrictions, along with these investment objectives, are the Company's only fundamental policies--that is, policies that may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. The percentage restrictions set forth below other than the restriction pertaining to the issuance of Senior Securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction:

    - the Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if after giving effect to such acquisition the value of its Qualifying Assets amounts to less than 70% of the value of its total assets. For a summary definition of Qualifying Assets, see "The Company's Operations as a BDC and RIC." The Company believes that most of the securities it proposes to acquire (provided that the Company controls, or through its officers or other participants in the financing transaction, makes significant managerial assistance available to the issuers of these securities), as well as Temporary Investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.

    - the Company may invest up to 100% of its assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, the Company may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the 1933 Act. The Company may invest up to 50% of its assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. The Company will not concentrate its investments in any particular industry or group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets (including assets held by ACFS) consists of securities of companies in the same industry.

    - the Company may issue Senior Securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, the Company may issue Senior Securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Securities.

    - the Company will not (a) act as an underwriter of securities of other issuers (except to the extent that it may (i) be deemed an "underwriter" of securities purchased by it that must be registered under the 1933 Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by stockholders of the Company in connection with offerings of securities by companies in which the Company is a stockholder); (b) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate);
      (c) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies);
      (d) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (e) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with its acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (f) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (g) acquire more than 3% of the voting stock of, or invest more than 5% of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of the Company's investments in securities issued by other investment companies it should be noted that such investments may subject the Company's shareholders to additional expenses.

INVESTMENT ADVISOR

    The Company has no investment advisor and is internally managed by its executive officers under the supervision of the Board of Directors.

                              PORTFOLIO COMPANIES

    The following table sets forth certain information as of March 31, 2002, regarding each portfolio company in which the Company currently has a debt or equity investment. All such debt and equity investments have been made in accordance with the Company's investment policies and procedures.

                                                                                                       % OF CLASS
                                                                                                       OWNED ON A        COST OR
      NAME AND ADDRESS OF                                                                             FULLY DILUTED   INITIAL VALUE
       PORTFOLIO COMPANY                 NATURE OF BUSINESS                 TYPE OF SECURITY            BASIS(1)      OF INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
A&M Cleaning Products, Inc.       Manufacturing -- Household        Subordinated Debt                       --             5,127
4110 Old Greenville Highway       Cleaning Products                 Common Stock Warrants                 18.4%            1,643
Central, SC 29630                                                   Redeemable Preferred Stock              --               564
-----------------------------------------------------------------------------------------------------------------------------------
A.H. Harris & Sons, Inc.          Wholesale & Retail --             Subordinated Debt                       --             9,497
321 Ellis Street                  Construction Material             Common Stock Warrants                 10.0%              534
P.O. Box 2
New Britain, CT 06050
-----------------------------------------------------------------------------------------------------------------------------------
Aeriform Corporation              Wholesale & Retail -- Packaged    Senior Debt                             --             5,152
8350 Mosley                       Industrial Gas Distributor        Subordinated Debt                       --            22,564
Houston, TX 77068                                                   Common Stock Warrants                 50.1%            4,361
                                                                    Redeemable Preferred Stock              --               108
-----------------------------------------------------------------------------------------------------------------------------------
Atlantech International           Manufacturing -- Polymer-based    Subordinated Debt with Non-             --            19,226
5883 Glenridge Drive, Suite 200   Products                            Detachable Warrants                  1.0%            1,110
Atlanta, GA 30328-5363                                              Redeemable Preferred Stock with
                                                                      Non-Detachable Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Auxi Health, Inc.                 Healthcare -- Home Healthcare     Subordinated Debt                       --            14,666
810 Crescent Center Drive                                           Common Stock Warrants                 17.9%            2,599
Franklin, TN 37067                                                  Preferred Stock                       55.8%            2,732
-----------------------------------------------------------------------------------------------------------------------------------
Biddeford Textile Corp.           Manufacturing -- Electronic       Senior Debt                             --             2,532
2 Main St. & Biddeford            Blankets                          Common Stock Warrants                 10.0%            1,100
  Industrial Park
P.O Box 624
Biddeford, ME 04005
-----------------------------------------------------------------------------------------------------------------------------------
BLI Holdings Corp.                Manufacturing and Packaging --    Subordinated Debt                       --            12,307
20465 East Walnut Drive North     Personal Care Items
Walnut, CA 91789-2819
-----------------------------------------------------------------------------------------------------------------------------------
Capital.com, Inc.                 Internet -- Financial Portal      Preferred Stock                       85.0%            1,492
2 Bethesda Metro Center
Bethesda, MD 20814
-----------------------------------------------------------------------------------------------------------------------------------
Case Logic                        Manufacturing -- Storage          Subordinated Debt with Non-            8.9%           20,918
6303 Dry Creek Parkway            Products Designer & Marketer        Detachable Warrants                   --               415
Longmont, CO 80503                                                  Redeemable Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
Caswell-Massey Holdings Corp.     Wholesale & Retail -- Toiletries  Senior Debt                             --               954
121 Fieldcrest Avenue                                               Subordinated Debt                       --             1,840
Edison, NJ 08837                                                    Common Stock Warrants                 24.0%              552
-----------------------------------------------------------------------------------------------------------------------------------
Chance Coach, Inc.                Manufacturing -- Buses            Senior Debt                             --             9,681
2811 North Ohio Street                                              Subordinated Debt                       --             8,955
Wichita, KS 67219                                                   Common Stock Warrants                  5.2%            4,041
                                                                    Redeemable Preferred Stock            85.0%            7,386
                                                                    Convertible Preferred Stock            2.4%            2,059
                                                                    Common Stock                           2.5%            1,896
-----------------------------------------------------------------------------------------------------------------------------------
Chromas Technologies              Manufacturing -- Printing         Senior Debt                             --            11,516
1365 Newton                       Presses                           Subordinated Debt                       --            10,001
Boucherville, Quebec J4B BH2                                        Common Stock                          35.0%            1,500
                                                                    Common Stock Warrants                 25.0%            1,071
                                                                    Convertible Preferred Stock           40.0%            6,709
-----------------------------------------------------------------------------------------------------------------------------------
CST Industries, Inc.              Manufacturing -- Bolted Steel     Subordinated Debt                       --%            7,999
5400 Kansas Avenue                Tanks                               Common Stock Warrants               13.0            1,090]
Kansas City, KS 66106
-----------------------------------------------------------------------------------------------------------------------------------

                                    VALUE OF
                                  INVESTMENT AS
      NAME AND ADDRESS OF         OF MARCH 31,
       PORTFOLIO COMPANY             2002(2)
--------------------------------
A&M Cleaning Products, Inc.            5,207
4110 Old Greenville Highway            2,237
Central, SC 29630                      1,175
--------------------------------
A.H. Harris & Sons, Inc.               9,577
321 Ellis Street                       1,050
P.O. Box 2
New Britain, CT 06050
--------------------------------
Aeriform Corporation                   5,152
8350 Mosley                           22,620
Houston, TX 77068                      5,345
                                         108
--------------------------------
Atlantech International               18,982
5883 Glenridge Drive, Suite 200          784
Atlanta, GA 30328-5363

--------------------------------
Auxi Health, Inc.                     12,802
810 Crescent Center Drive                 --
Franklin, TN 37067                        --
--------------------------------
Biddeford Textile Corp.                2,537
2 Main St. & Biddeford                    --
  Industrial Park
P.O Box 624
Biddeford, ME 04005
--------------------------------
BLI Holdings Corp.                    12,307
20465 East Walnut Drive North
Walnut, CA 91789-2819
--------------------------------
Capital.com, Inc.                        600
2 Bethesda Metro Center
Bethesda, MD 20814
--------------------------------
Case Logic                            20,741
6303 Dry Creek Parkway                   415
Longmont, CO 80503
--------------------------------
Caswell-Massey Holdings Corp.            954
121 Fieldcrest Avenue                  1,865
Edison, NJ 08837                         580
--------------------------------
Chance Coach, Inc.                     9,681
2811 North Ohio Street                 9,401
Wichita, KS 67219                      2,639
                                       7,386
                                       2,059
                                         227
--------------------------------
Chromas Technologies                  11,516
1365 Newton                           10,184
Boucherville, Quebec J4B BH2              --
                                         987
                                       2,380
--------------------------------
CST Industries, Inc.                   7,999
5400 Kansas Avenue                     3,919
Kansas City, KS 66106
--------------------------------

                                                                                                       % OF CLASS
                                                                                                       OWNED ON A        COST OR
      NAME AND ADDRESS OF                                                                             FULLY DILUTED   INITIAL VALUE
       PORTFOLIO COMPANY                 NATURE OF BUSINESS                 TYPE OF SECURITY            BASIS(1)      OF INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
Confluence Holdings Corp.         Manufacturing -- Canoes & Kayaks  Subordinated Debt                       --             5,529
3761 Old Glenola Road                                               Redeemable Preferred Stock              --             7,258
Trinity, NC 27370                                                   Convertible Preferred Stock           75.0%            3,424
                                                                    Common Stock                           0.1%              537
                                                                    Common Stock Warrants                  0.2%            2,164
-----------------------------------------------------------------------------------------------------------------------------------
Crosman Corporation               Manufacturing -- Small Arms       Subordinated Debt                       --             4,054
Routes 5 & 20                                                       Common Stock Warrants                  3.5%              330
East Bloomfield, NY 14443
-----------------------------------------------------------------------------------------------------------------------------------
Cycle Gear, Inc.                  Wholesale & Retail -- Motor       Senior Debt                             --               656
303 43rd Street                   Cycle Accessories                 Subordinated Debt                       --             6,052
Richmond, CA 94805                                                  Common Stock Warrants                 42.4%              470
                                                                    Redeemable Preferred Stock              --             1,549
-----------------------------------------------------------------------------------------------------------------------------------
Decorative Surfaces               Manufacturing -- Decorative       Subordinated Debt                       --            18,114
  International, Inc.             Paper & Vinyl Products            Common Stock Warrants                 42.3%            4,571
1280 N. Grant Avenue                                                Convertible Preferred Stock            2.9%              781
Columbus, OH 43201
-----------------------------------------------------------------------------------------------------------------------------------
Dixie Trucking Company, Inc.      Transportation -- Overnight       Subordinated Debt                       --             5,789
3606 N. Graham Street             Shorthaul Delivery                Common Stock Warrants                 49.0%              141
Charlotte, NC 28206
-----------------------------------------------------------------------------------------------------------------------------------
Electrolux, LLC                   Manufacturing -- Vacuum Cleaners  Membership Interests                   2.5%              246
5956 Sherry Lane Dallas,
TX 75225
-----------------------------------------------------------------------------------------------------------------------------------
Erie County Plastics Corporation  Manufacturing -- Molded Plastics  Subordinated Debt                       --             9,207
844 Route 6                                                         Common Stock Warrants                  8.7%            1,170
Corry, PA 16407
-----------------------------------------------------------------------------------------------------------------------------------
EuroCaribe Packing Company, Inc.  Manufacturing -- Meat Processing  Senior Debt                             --             8,674
PO Box 3146                                                         Subordinated Debt                       --             4,150
Zona Idnustrial Sabana Abajo                                        Common Stock Warrants                 37.1%            1,110
Carolina (San Juan), PR 00984                                       Redeemable Preferred Stock              --             5,602
-----------------------------------------------------------------------------------------------------------------------------------
European Touch LTD. II            Manufacturing -- Salon            Senior Debt                             --             8,452
5260 North 126th Street           Appliances                        Subordinated Debt                       --            11,357
P.O. Box 347                                                        Common Stock Warrants                 71.0%            3,677
Butler, WI 53007                                                    Common Stock                          29.0%            1,500
-----------------------------------------------------------------------------------------------------------------------------------
Fulton Bellows & Components,      Manufacturing -- Bellows          Senior Debt                             --            15,844
  Inc.                                                              Subordinated Debt                       --             6,678
2318 Kingston Pike SW                                               Common Stock Warrants                 26.4%            1,305
Knoxville, TN 37901-0400                                            Convertible Preferred Stock           48.6%            5,849
-----------------------------------------------------------------------------------------------------------------------------------
Gladstone Capital                 Investment Company                Common Stock                           3.0%            3,600
1616 Anderson Road
McLean, VA 22102
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Industrial Group          Manufacturing -- Machine Tools,   Subordinated Debt                       --            27,201
1 Post Office Square, Suite 4100  Metal Cutting Types               Common Stock Warrants                 15.0%            2,822
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------
Hickson DanChem, Inc.             Manufacturing -- Specialty        Senior Debt                             --            14,623
1975 Old Richmond Road            Contract Chemical Manufacturing   Subordinated Debt                       --             8,226
Danville, VA 24540                                                  Common Stock                          42.8%            2,500
                                                                    Common Stock Warrants                 38.0%            2,221
-----------------------------------------------------------------------------------------------------------------------------------
IGI, Inc.                         Healthcare -- Veterinary          Subordinated Debt                       --             5,651
Wheat Rd. & Lincoln Avenue        Vaccines                          Common Stock Warrants                 16.9%            2,003
Buena, NJ 08310
-----------------------------------------------------------------------------------------------------------------------------------
Iowa Mold Tooling, Inc.           Manufacturing -- Specialty        Subordinated Debt                       --            27,127
500 Highway 18 West               Equipment                         Common Stock                          25.0%            3,200
POB 189                                                             Common Stock Warrants                 46.2%            5,918
Garner, IA 50438-0189
-----------------------------------------------------------------------------------------------------------------------------------
JAAGIR, LLC                       Service -- IT Staffing and        Subordinated Debt                       --             2,939
Heritage Square 1                 Consulting                        Common Stock Warrants                  4.1%              271
4835 LBJ Freeway, Suite 800
Dallas TX 75244
-----------------------------------------------------------------------------------------------------------------------------------

                                    VALUE OF
                                  INVESTMENT AS
      NAME AND ADDRESS OF         OF MARCH 31,
       PORTFOLIO COMPANY             2002(2)
--------------------------------
Confluence Holdings Corp.              5,706
3761 Old Glenola Road                  7,258
Trinity, NC 27370                      3,424
                                          --
                                       1,564
--------------------------------
Crosman Corporation                    4,085
Routes 5 & 20                            330
East Bloomfield, NY 14443
--------------------------------
Cycle Gear, Inc.                         656
303 43rd Street                        6,151
Richmond, CA 94805                     1,702
                                       1,549
--------------------------------
Decorative Surfaces                   18,443
  International, Inc.                     --
1280 N. Grant Avenue                      --
Columbus, OH 43201
--------------------------------
Dixie Trucking Company, Inc.           5,817
3606 N. Graham Street                     --
Charlotte, NC 28206
--------------------------------
Electrolux, LLC                          839
5956 Sherry Lane Dallas,
TX 75225
--------------------------------
Erie County Plastics Corporation       9,265
844 Route 6                            1,027
Corry, PA 16407
--------------------------------
EuroCaribe Packing Company, Inc.       8,749
PO Box 3146                            4,227
Zona Idnustrial Sabana Abajo              --
Carolina (San Juan), PR 00984             --
--------------------------------
European Touch LTD. II                 8,452
5260 North 126th Street               11,357
P.O. Box 347                           3,677
Butler, WI 53007                       1,948
--------------------------------
Fulton Bellows & Components,          15,844
  Inc.                                 6,939
2318 Kingston Pike SW                  1,070
Knoxville, TN 37901-0400               2,858
--------------------------------
Gladstone Capital                      4,272
1616 Anderson Road
McLean, VA 22102
--------------------------------
Goldman Industrial Group              10,888
1 Post Office Square, Suite 4100          --
Boston, MA 02109
--------------------------------
Hickson DanChem, Inc.                 14,623
1975 Old Richmond Road                 8,226
Danville, VA 24540                     2,500
                                       2,221
--------------------------------
IGI, Inc.                              5,706
Wheat Rd. & Lincoln Avenue             1,725
Buena, NJ 08310
--------------------------------
Iowa Mold Tooling, Inc.               27,422
500 Highway 18 West                    3,200
POB 189                                5,918
Garner, IA 50438-0189
--------------------------------
JAAGIR, LLC                            2,969
Heritage Square 1                        271
4835 LBJ Freeway, Suite 800
Dallas TX 75244
--------------------------------

                                                                                                       % OF CLASS
                                                                                                       OWNED ON A        COST OR
      NAME AND ADDRESS OF                                                                             FULLY DILUTED   INITIAL VALUE
       PORTFOLIO COMPANY                 NATURE OF BUSINESS                 TYPE OF SECURITY            BASIS(1)      OF INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
JAG Industries, Inc.              Manufacturing -- Metal            Senior Debt                             --               971
2201 Aisquith Street              Fabrication and Tablet            Subordinated Debt                       --             2,463
Baltimore, MD 21218               Manufacturing                     Common Stock Warrants                 75.0%              505
-----------------------------------------------------------------------------------------------------------------------------------
Kelly Aerospace, Inc.             Manufactoring -- General          Senior Debt                             --             7,597
1400 East South Blvd              Aviation & Performance            Subordinated Debt                       --             8,833
Montgomery, AL 36116              Automotive                        Common Stock Warrants                 15.0%            1,589
-----------------------------------------------------------------------------------------------------------------------------------
Lion Brewery, Inc.                Manufacturing -- Malt Beverages   Subordinated Debt                       --             5,979
700 N. Pennsylvania Avenue                                          Common Stock Warrants                 54.0%              675
Wilkes-Barre, PA 18705
-----------------------------------------------------------------------------------------------------------------------------------
Logex Corporation                 Transportation -- Industrial      Subordinated Debt                       --            16,219
1100 Town & Country Road,         Gases                             Common Stock Warrants                 85.2%            5,825
Suite 850                                                           Redeemable Preferred Stock              --             3,188
Orange, CA 92868
-----------------------------------------------------------------------------------------------------------------------------------
Lubricating Specialties Co.       Manufacturing -- Lubricant and    Subordinated Debt                       --            14,800
8015 Paramount Blvd               Grease                            Common Stock Warrants                 21.0%              791
Pico River, CA 90660-4888
-----------------------------------------------------------------------------------------------------------------------------------
MBT International Inc.            Wholesale & Retail -- Musical     Senior Debt                             --             3,300
620 Dobbin Road                   Instrument Distributor            Subordinated Debt                       --             7,221
Charleston, SC 29414                                                Common Stock Warrants                 30.6%            1,214
                                                                    Convertible Preferred Stock           53.1%            2,250
-----------------------------------------------------------------------------------------------------------------------------------
Marcal Paper Mills, Inc.          Manufacturing -- Towel, Tissue &  Senior Debt                             --            16,447
1 Market Street                   Napkin                            Subordinated Debt                       --            17,347
Elmwood, NJ 07407-1457                                              Common Stock Warrants                 20.0%            4,998
-----------------------------------------------------------------------------------------------------------------------------------
Middleby Corporation              Manufacturing -- Foodservice      Subordinated Debt                       --            22,584
1400 Toastmaster Drive            Equipment                         Common Stock Warrants                  5.5%            2,536
Elgin, IL 60120
-----------------------------------------------------------------------------------------------------------------------------------
Mobile Tool International, Inc.   Manufacturing -- Aerial Lift      Subordinated Debt                       --             2,698
5600 West 88th Avenue             Equipment
Westminster, CO 80031
-----------------------------------------------------------------------------------------------------------------------------------
Network for Medical               Services -- Provider of           Senior Debt                             --             3,000
Communication & Research, LLC     Specialized Medical Educational   Subordinated Debt                       --            16,915
780 Johnson Ferry Road, Suite     Programs                          Common Stock Warrants                 50.1%            2,038
  100
Atlanta, GA 30342
-----------------------------------------------------------------------------------------------------------------------------------
New Piper Aircraft, Inc.          Manufacturing -- Aircraft         Subordinated Debt                       --            18,428
2926 Piper Drive                  Manufacturing                     Common Stock Warrants                  6.5%            2,231
Vero Beach, FL 32960
-----------------------------------------------------------------------------------------------------------------------------------
Numatics, Inc.                    Manufacturing -- Pneumatic        Senior Debt                             --            30,836
1450 Milford Road                 Valves
Highland, MI 48357-4560
-----------------------------------------------------------------------------------------------------------------------------------
o2wireless Solutions, Inc.        Telecommunications -- Wireless    Common Stock Warrants                  8.0%            2,410
440 Interstate North Parkway      Communications Network Services
Atlanta, GA 30339
-----------------------------------------------------------------------------------------------------------------------------------
Omnova Solutions, Inc.            Manufacturing -- Performance      Subordinated Debt                       --             7,415
175 Ghent Road                    Chemicals and Decorative &
Fairlawn, OH 44333                Building Products
-----------------------------------------------------------------------------------------------------------------------------------
PaR Systems, Inc.                 Manufacturing -- Robotic Systems  Senior Debt                             --            10,945
899 Highway 96 West                                                 Subordinated Debt                       --            18,272
Shoreview, MN 55126                                                 Common Stock                          25.8%            2,500
                                                                    Common Stock Warrants                 42.5%            4,116
-----------------------------------------------------------------------------------------------------------------------------------
Parts Plus Group                  Wholesale & Retail -- Auto Parts  Subordinated Debt                       --             4,547
20 River Road                     Distributor                       Common Stock Warrants                  5.0%              333
Bogota, NJ 07603                                                    Convertible Preferred Stock            1.5%              556
-----------------------------------------------------------------------------------------------------------------------------------
Patriot Medical Technologies,     Service -- Repair Services        Senior Debt                             --             2,182
  Inc.                                                              Subordinated Debt                       --             2,782
210 Twenty-Fifth Avenue North                                       Common Stock Warrants                 15.1%              612
Suite 1015                                                          Convertible Preferred Stock           16.1%            1,219
Nashville, TN 37203
-----------------------------------------------------------------------------------------------------------------------------------

                                    VALUE OF
                                  INVESTMENT AS
      NAME AND ADDRESS OF         OF MARCH 31,
       PORTFOLIO COMPANY             2002(2)
--------------------------------
JAG Industries, Inc.                     971
2201 Aisquith Street                   1,445
Baltimore, MD 21218                       --
--------------------------------
Kelly Aerospace, Inc.                  7,597
1400 East South Blvd                   8,833
Montgomery, AL 36116                   1,589
--------------------------------
Lion Brewery, Inc.                     6,054
700 N. Pennsylvania Avenue             7,146
Wilkes-Barre, PA 18705
--------------------------------
Logex Corporation                     16,219
1100 Town & Country Road,              5,825
Suite 850                              3,188
Orange, CA 92868
--------------------------------
Lubricating Specialties Co.           14,903
8015 Paramount Blvd                      791
Pico River, CA 90660-4888
--------------------------------
MBT International Inc.                 3,300
620 Dobbin Road                        7,333
Charleston, SC 29414                     991
                                       1,722
--------------------------------
Marcal Paper Mills, Inc.              16,447
1 Market Street                       17,347
Elmwood, NJ 07407-1457                 4,998
--------------------------------
Middleby Corporation                  22,584
1400 Toastmaster Drive                 2,536
Elgin, IL 60120
--------------------------------
Mobile Tool International, Inc.        2,348
5600 West 88th Avenue
Westminster, CO 80031
--------------------------------
Network for Medical                    3,000
Communication & Research, LLC         16,915
780 Johnson Ferry Road, Suite          2,038
  100
Atlanta, GA 30342
--------------------------------
New Piper Aircraft, Inc.              18,498
2926 Piper Drive                       4,832
Vero Beach, FL 32960
--------------------------------
Numatics, Inc.                        30,836
1450 Milford Road
Highland, MI 48357-4560
--------------------------------
o2wireless Solutions, Inc.             2,074
440 Interstate North Parkway
Atlanta, GA 30339
--------------------------------
Omnova Solutions, Inc.                 7,415
175 Ghent Road
Fairlawn, OH 44333
--------------------------------
PaR Systems, Inc.                     10,945
899 Highway 96 West                   18,272
Shoreview, MN 55126                    2,500
                                       4,116
--------------------------------
Parts Plus Group                       1,042
20 River Road                             --
Bogota, NJ 07603                          --
--------------------------------
Patriot Medical Technologies,          2,182
  Inc.                                 2,840
210 Twenty-Fifth Avenue North            510
Suite 1015                               307
Nashville, TN 37203
--------------------------------

                                                                                                       % OF CLASS
                                                                                                       OWNED ON A        COST OR
      NAME AND ADDRESS OF                                                                             FULLY DILUTED   INITIAL VALUE
       PORTFOLIO COMPANY                 NATURE OF BUSINESS                 TYPE OF SECURITY            BASIS(1)      OF INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
Petaluma Poultry Processors,      Agriculture -- Integrated         Senior Debt                             --             7,426
  Inc.                            Producer & Distributor of         Common Stock Warrants                 13.0%            1,065
2700 Lakeville Hwy.               Organic & Natural Poultry
P.O. Box 7368
Petaluma, CA 94955-7368
-----------------------------------------------------------------------------------------------------------------------------------
Plastech Engineered Products,     Manufacturing -- Automotive       Subordinated Debt                       --            27,740
  Inc.                            Component Systems                 Common Stock Warrants                  2.1%            2,577
22000 Garrison Road
Dearborn, MI 48124
-----------------------------------------------------------------------------------------------------------------------------------
Starcom Holdings, Inc.            Construction -- Electrical        Subordinated Debt                       --            23,315
661 Pleasant Street               Contractor                        Common Stock                           2.6%            3,914
Norwood, MA 02062                                                   Common Stock Warrants                 16.2%              616
-----------------------------------------------------------------------------------------------------------------------------------
Sunvest Industries, LLC           Manufacturing -- Contract         Senior Debt                             --             4,286
49 Fenbrook Drive                 Manufacturing                     Subordinated Debt                       --             5,590
Hamden, CT 06517                                                    Common Stock Warrants                 73.0%            1,358
                                                                    Redeemable Preferred Stock              --               347
-----------------------------------------------------------------------------------------------------------------------------------
The Inca Group                    Manufacturing -- Steel Products   Subordinated Debt                       --            17,503
501 East Purnell                                                    Common Stock                          60.1%            5,100
P.O. Box 897                                                        Common Stock Warrants                 24.9%            3,060
Lewisville, TX 75067
-----------------------------------------------------------------------------------------------------------------------------------
The L.A. Studios, Inc.            Wholesale & Retail -- Audio       Subordinated Debt                       --             2,135
3453 Cahuenga Blvd                Production
Hollywood, CA 90068
-----------------------------------------------------------------------------------------------------------------------------------
Texstars, Inc.                    Manufacturing -- Aviation and     Senior Debt                             --            15,012
1107 108th Street                 Transportation Accessories        Subordinated Debt                       --             7,029
Prairie, TX 75053                                                   Common Stock                          39.4%            1,500
                                                                    Common Stock Warrants                 40.5%            1,542
-----------------------------------------------------------------------------------------------------------------------------------
ThreeSixty Sourcing, Ltd.         Provider of Outsourced            Senior Debt                             --            14,926
19511 Pauling                     Manufacturing -- Management       Subordinated Debt                       --            18,739
Foothill Ranch, CA 92610          Services                          Common Stock Warrants                  5.0%            1,386
-----------------------------------------------------------------------------------------------------------------------------------
Transcore Holdings, Inc.          Information Technology --         Subordinated Debt                       --            23,882
7611 Derry Street                 Transportation Information        Common Stock Warrants                  8.7%            4,368
Harrisburg, PA 17111              Management Services               Convertible Preferred Stock            1.4%            3,029
-----------------------------------------------------------------------------------------------------------------------------------
Tube City, Inc.                   Manufacturing -- Mill Services    Subordinated Debt                       --            11,961
12 Monongahela Avenue                                               Common Stock Warrants                 23.5%            3,498
Glassport, PA 15045
-----------------------------------------------------------------------------------------------------------------------------------
Warner Power, LLC (2)             Manufacturing -- Power Systems    Senior Debt                             --               447
40 Depot Street                   and Electrical Ballasts           Subordinated Debt                       --             4,063
Warner, NH 03278                                                    Common Stock Warrants                 53.1%            1,629
-----------------------------------------------------------------------------------------------------------------------------------
Weston ACAS Holdings, Inc.        Service -- Environmental          Subordinated Debt                       --            21,958
1400 Weston Way                   Consulting Services               Common Stock                           8.7%            1,932
P.O. Box 2653                                                       Common Stock Warrants                 23.6%            5,246
West Chester, PA 19380                                              Redeemable Preferred Stock              --             1,219
-----------------------------------------------------------------------------------------------------------------------------------
Westwind Group Holdings, Inc.     Service -- Restaurants            Common Stock                          10.0%               --
12555 High Bluff Drive                                              Redeemable Preferred Stock              --             3,593
Suite 120
San Diego, CA 92130
-----------------------------------------------------------------------------------------------------------------------------------

                                    VALUE OF
                                  INVESTMENT AS
      NAME AND ADDRESS OF         OF MARCH 31,
       PORTFOLIO COMPANY             2002(2)
--------------------------------
Petaluma Poultry Processors,           7,426
  Inc.                                 1,065
2700 Lakeville Hwy.
P.O. Box 7368
Petaluma, CA 94955-7368
--------------------------------
Plastech Engineered Products,         27,740
  Inc.                                 3,167
22000 Garrison Road
Dearborn, MI 48124
--------------------------------
Starcom Holdings, Inc.                23,536
661 Pleasant Street                    3,068
Norwood, MA 02062                        116
--------------------------------
Sunvest Industries, LLC                4,286
49 Fenbrook Drive                      5,645
Hamden, CT 06517                         666
                                          --
--------------------------------
The Inca Group                        17,665
501 East Purnell                         831
P.O. Box 897                           1,917
Lewisville, TX 75067
--------------------------------
The L.A. Studios, Inc.                 2,150
3453 Cahuenga Blvd
Hollywood, CA 90068
--------------------------------
Texstars, Inc.                        15,012
1107 108th Street                      7,029
Prairie, TX 75053                      1,500
                                       1,542
--------------------------------
ThreeSixty Sourcing, Ltd.             14,926
19511 Pauling                         18,739
Foothill Ranch, CA 92610               1,386
--------------------------------
Transcore Holdings, Inc.              24,147
7611 Derry Street                      7,783
Harrisburg, PA 17111                   3,029
--------------------------------
Tube City, Inc.                       12,151
12 Monongahela Avenue                  7,789
Glassport, PA 15045
--------------------------------
Warner Power, LLC (2)                    458
40 Depot Street                        4,106
Warner, NH 03278                       1,458
--------------------------------
Weston ACAS Holdings, Inc.            21,958
1400 Weston Way                        2,729
P.O. Box 2653                          7,434
West Chester, PA 19380                 1,219
--------------------------------
Westwind Group Holdings, Inc.             --
12555 High Bluff Drive                 1,179
Suite 120
San Diego, CA 92130
--------------------------------

(1) Percentages shown for warrants and preferred stock held represents the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(2) These valuations were determined by the Company's Board of Directors.

    The Company makes available significant managerial assistance to its portfolio companies by closely monitoring the operations of the companies, assisting in the hiring of additional senior management, if needed, being available for consultations with officers, developing the business plan and participating on the board of directors. As of March 31, 2002, the Company had board seats on 48 out of 60 businesses in its portfolio and had board observation rights on 6 of the remaining businesses. Additionally, ACFS has investment banking agreements with a limited number of portfolio companies. No portfolio company represents more than 5% of the Company's assets.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Company's outstanding Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of the Company's preferred stock) by the total number of shares of Common Stock outstanding at the date as of which the determination is made.

    In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair market value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, the Board of Directors will determine fair market value on the basis of collateral, the issuer's ability to make payments, its earnings and other pertinent factors.

    A substantial portion of the Company's assets consists of securities carried at fair market values determined by its Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to the financial statements refer to the uncertainty with respect to the possible effect of such valuations on the Financial Statements.

                                   MANAGEMENT

    The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors has nine members, seven of whom are not "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act (the "Independent Directors"). The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

    Pursuant to the terms of the Company's Second Amended and Restated Certificate of Incorporation, the directors are divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2003, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2004 and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2005. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Messrs. Wilkus, Harper and Peterson have terms expiring in 2003, Ms. Baskin, Messrs. Podsiadlo and Puryear have terms expiring in 2004 and Messrs. Blumenthal, Hahl and Lundine have terms expiring in 2005. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

EXECUTIVE OFFICERS AND DIRECTORS

    The persons that are executive officers ("Executive Officers") and directors of the Company and their positions are set forth below:

NAME(1)                               AGE      POSITION
-------                             --------   --------
EXECUTIVE OFFICERS AND DIRECTORS:
Malon Wilkus (1986)...............     50      President, Chief Executive Officer and Chairman of
                                               the Board of Directors(2)
Adam Blumenthal (1993)............     41      Vice Chairman of the Board of Directors(2)

EXECUTIVE OFFICERS:
John Erickson.....................     42      Executive Vice President and Chief Financial
                                               Officer
Ira Wagner........................     49      Executive Vice President and Chief Operating
                                               Officer

DIRECTORS:
Mary C. Baskin (2000).............     51      Director
Neil M. Hahl (1997)...............     53      Director
Philip R. Harper (1997)...........     58      Director
Stan Lundine (1997)...............     63      Director
Kenneth D. Peterson, Jr. (2001)...     49      Director
Eugene L. Podsiadlo (2001)........     45      Director
Alvin N. Puryear (1998)...........     64      Director

------------------------

(1) For directors, year first elected as director is shown.

(2) Interested Person as defined in Section 2(a)(19) of the 1940 Act. Messrs. Blumenthal and Wilkus are Interested Persons because they are employees and officers of the Company.

    MALON WILKUS. Mr. Wilkus founded the Company in 1986 and has served as the Company's Chief Executive Officer since that time. From 1986 to 1999, he was also President and became President of the Company again in May 2001.
Mr. Wilkus served as Vice Chairman of the Board of Directors of the Company from 1997 to 1998 and has served as Chairman of the Board of Directors since 1998. Mr. Wilkus is past Chairman and a current Director of the National Center for Employee Ownership. Mr. Wilkus is a member of the Board of Governors of the ESOP Association. He has previously served on the boards of several employee-owned corporations.

    ADAM BLUMENTHAL. Mr. Blumenthal has served as Vice Chairman of the Board of the Company since May 2001. From 1999 to 2001, he was the Company's President and Chief Operating Officer and from 1995 to 1999, he was Executive Vice President and from 1990 to 1995, he was a Vice President of Company.
Mr. Blumenthal currently serves as a Director of Mobile Tool
International, Inc. and Weston ACAS Holdings, Inc.

    MARY C. BASKIN. Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.

    JOHN R. ERICKSON. Mr. Erickson has served as Executive Vice President since 2001 and Chief Financial Officer of the Company since 1998 and as Secretary since 1999. He served as a Vice President of the Company from 1998 to 2001. From 1990 to 1996, he served as Chief Financial Officer of Storage USA, Inc., an operator of self-storage facilities. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc. Mr. Erickson is a member of the Board of Directors of Warner Power, LLC. He previously served on the board of Kelly Aerospace, Inc.

    NEIL M. HAHL. Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and CFO of Penn Central Corporation.

    PHILIP R. HARPER. Mr. Harper has served as Chairman, Chief Executive Officer and President, of US Investigations Services, Inc., a private investigations company, since 1996. From 1991 to 1994, Mr. Harper served as President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services-Western Business Unit.

    STAN LUNDINE. Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman since 1995 and as Executive Director of the Chautauqua County Health Network since 1997. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. Mr. Lundine is a Director of US Investigations
Services, Inc. and National Forge Company. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives.

    KENNETH D. PETERSON, JR. Mr. Peterson has been CEO of Columbia Ventures Corporation since 1988. He is a member of the board of directors of International Aluminum Corporation and the Washington Institute Foundation.

    EUGENE L. PODSIADLO. Mr. Podsiadlo has been managing partner of Financial Foundry LLC, a product development company since 2002, and has been a consultant to Wasatch Advisors, Inc., a Salt Lake City based investment advisor and manager of the Wasatch Mutual Funds family since 2001. From 1994 until 2001,
Mr. Podsiadlo was President of Warburg Pincus Funds and Managing Director of Warburg Pincus/Credit Suisse Asset Management.

    ALVIN N. PURYEAR. Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship at Baruch College of the City University of New York and has been on the faculty there since 1970. He is a Director of the GreenPoint Bank, the GreenPoint Financial Corporation. He is also a member of the Board of Directors of the Bank of Tokyo-Mitsubishi Trust Company.

    IRA WAGNER. Mr. Wagner has served as Executive Vice President and Chief Operating Officer of the Company since May 2001 and served as a Senior Vice President of the Company earlier in 2001. He has been an employee of the Company since 1997 and has held the positions of Principal and

Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

EMPLOYMENT AGREEMENTS

    Each of the Executive Officers has entered into an employment agreement with the Company. The base salary under the employment agreements of Messrs. Wilkus and Blumenthal is $150,000 per year. The base salary under the employment agreement of Mr. Erickson is $125,000 and the base salary under the employment agreement of Mr. Wagner is $200,000. The Board of Directors has the right to increase the base salary during the term of each agreement and also, generally, to decrease it, but not below the original base salary, and has adjusted the base salaries of Messrs. Wilkus, Erickson and Wagner to $345,000, $260,000 and $260,000, respectively. The employment agreements provide that the executives are entitled to participate in a performance based bonus program under which Mr. Wilkus will receive up to 200% of his base salary, Mr. Wagner will receive up to 160% of his base salary, Mr. Erickson will receive up to 125% of his base salary and Mr. Blumenthal will receive up to 100% of his base salary, depending on the Company's performance against certain criteria to be established annually by the Compensation and Compliance Committee of the Board of Directors. In certain cases, the Compensation and Compliance Committee has chosen to set such maximums to a higher percentage of base salary. Mr. Wilkus will be entitled to receive 5% of this bonus regardless of the Company's performance.

    If the Company should terminate an executive's employment by reason of the executive's disability, Mr. Wilkus would be entitled for two years, and Messrs. Erickson and Wagner would each be entitled for one year, to receive from the Company the difference between his base salary plus annual bonus and any long-term disability benefits. Additionally, the executive's unvested options that would have vested within one year of the disability termination would vest. Vested options would expire unless exercised within 18 months of the termination date. If the Company should terminate an executive's employment for any reason other than a disability or misconduct, Mr. Wilkus would be entitled to receive his base salary and bonus for two years, Mr. Wagner would be entitled to receive his base salary for 18 months and the bonus for the year in which he is terminated and Mr. Erickson would receive a $60,000 severance payment.
Mr. Wilkus could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made to Mr. Wilkus if he resigned with good reason, which generally includes conduct by the Company materially and adversely changing his responsibilities and duties, a material breach by the Company of the employment agreement or a change in control of the Company. Additionally, Mr. Wilkus' unvested stock options would generally vest if his employment were terminated for any reason other than a disability or misconduct or if he resigned with good reason. None of the rights described in this paragraph apply to Mr. Blumenthal.

    Under each of the employment agreements (other than that of Mr. Blumenthal), if the executive dies, his estate will be entitled to receive the annual bonus in the year of death. Additionally, he will be considered to have vested on the date of death in those options that would vest within one year of the date of death, and would forfeit any unvested options. All such vested options would expire unless exercised within 18 months of the date of death.

    In the event that the Company should terminate an executive's employment (except for Mr. Blumenthal) as a result of the executive's misconduct or in the event that the executive voluntary terminates his employment for other than good reason, all unvested stock options would be forfeited and the executive would have no more than 90 days to exercise any unexercised options.

    Upon termination of employment, an executive would be subject to certain non-compete covenants. These covenants would generally apply for the longer of one year and the period the executive is receiving severance payments. However, as noted above, during periods when Mr. Wilkus is receiving severance payments from the Company, he may terminate covenants prohibiting competition by foregoing such payments.

    The employment agreement of Mr. Blumenthal contains certain additional rights in the event of employment termination, other than as a result of death or his misconduct, and if he either has a purchase note outstanding under an Option Exercise Agreement or, as described below, an unamortized premium payment under a Split Dollar Agreement. In such circumstances, at his election, Mr. Blumenthal and the Company would enter into a supplemental employment agreement providing for continued employment with the Company for nominal consideration and with limited duties, which would be continued through the term of any such purchase note and Split Dollar Agreement.

    Mr. Blumenthal has also entered into a "Split Dollar Agreement" entitling him to participate in a split dollar life insurance program. Under the program, the Company has paid or will pay the premium of a life insurance policy on his life, with Mr. Blumenthal being deemed to receive income each year generally equal to a level amortization or the premium over a ten-year period. While
Mr. Blumenthal or his designee is the owner of the policy, the Company will retain an interest in the policy equal to the unamortized amount of the premium. Upon termination of employment, Mr. Blumenthal will generally have an obligation to pay to the Company the unamortized premium amount. In addition, for so long as Mr. Blumenthal remains an employee of the Company, the Company will purchase a term life insurance policy in the amount of the unamortized premium payment due on the split dollar policy. The total premium paid or to be paid on the split dollar policy of Mr. Blumenthal is $504,000. Mr. Blumenthal has pledged the split dollar insurance policy and benefits payable thereunder as collateral for certain loans extended to him by the Company for the purchase of Company Stock in connection with the exercise of options under the Employee Option Plan.

    The Company has entered into a series of loan transactions with most of the Executive Officers pertaining to the exercise of options under the Employee Option Plan. As of June 7, 1999, the Company entered into Option Exercise Agreements ("Option Exercise Agreements") with each of Messrs. Wilkus, Blumenthal and Erickson providing for such loans and pertaining to the exercise of options to purchase 117,428, 312,788 and 25,000 shares of Common Stock, respectively. As of December 12, 2000, the Company entered into an Option Exercise Agreement with Mr. Wagner pertaining to the exercise of options for 16,066 shares of Common Stock, as of March 2, 2001, March 7, 2001 and March 15, 2001, the Company entered into Option Exercise Agreements with Mr. Wilkus pertaining to the exercise of options to purchase an aggregate of 208,200 shares of Common Stock, as of March 13, 2001, the Company entered into an Option Exercise Agreement with Mr. Blumenthal pertaining to the exercise of options to purchase 185,100 shares of Common Stock, and as of May 24, 2001, the Company entered into an Option Exercise Agreement with Mr. Wagner pertaining to the exercise of options for 12,134 shares of Common Stock.

    In each case, the Company lent to the Executive Officer the full option exercise price, which ranged from $15.00 to $22.875 per share of Common Stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amounts lent were $4,230,949.29 to Mr. Wilkus, $7,303,081.31 to Mr. Blumenthal, $411,783.09 to
Mr. Erickson, and $540,962.15 to Mr. Wagner. Messrs. Erickson and Wagner have paid off their loans. Mr. Wilkus' loans remain outstanding and Mr. Blumenthal has paid down $5,104,214.72 of his loans. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan. The interest rate charged on the loans to Messrs. Wilkus, Erickson and Blumenthal for their June 7, 1999 loans is 5.27% per annum. The interest rate on Mr. Wagner's loan is 5.75% per annum and on Messrs. Wilkus' and Blumenthal's March 2001 loans is 4.98% per annum and on Mr. Wagner's May 2001 loan was 4.68% per annum. Each loan is collateralized by a pledge of the shares of Common Stock purchased with the loan. In addition, the loan to Mr. Blumenthal is secured by the pledge of certain split dollar life insurance policy described above. The Company has full recourse to each Executive Officer for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of the Executive Officer's employment with the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also serve on the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

    EXECUTIVE COMMITTEE -- This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Blumenthal, Harper, Puryear and Wilkus. Messrs. Blumenthal and Wilkus are "interested persons" under the 1940 Act.

    AUDIT COMMITTEE -- This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions the Company's management and independent auditors on the application of accounting and reporting standards to the Company. The Audit Committee also reviews the valuations of portfolio companies presented by management. The Audit Committee is presently composed of Ms. Baskin and Messrs. Hahl, Peterson and Podsiadlo. Each member of this committee is independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s ("NASD") marketplace rules, as applicable and as may be modified or supplemented.

    COMPENSATION AND COMPLIANCE COMMITTEE -- This committee (formerly the Compensation Committee) has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of Executive Officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company's employee option plans. This committee also has the responsibility for reviewing and approving matters regarding ethics, securities law compliance and portfolio company workouts. Members of this committee are Messrs. Harper, Lundine and Puryear.

    The Compensation and Compliance Committee also serves as the Board of Directors' standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Nominations made by

Stockholders must be made by written notice (setting forth the information required by the Company's Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to Stockholders.

                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Company's Dividend Reinvestment Plan (the "Reinvestment Plan"), a stockholder whose shares are registered in his own name may have all distributions reinvested automatically in additional shares by EquiServe, L.P., the Reinvestment Plan administrator (the "Reinvestment Plan Administrator"), by providing the required enrollment notice to the Reinvestment Plan Administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested automatically only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Reinvestment Plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in the Reinvestment Plan at any time by delivering written notice to the Reinvestment Plan Administrator before the record date of the next dividend or distribution. All distributions to stockholders who do not participate in the Reinvestment Plan will be paid by check mailed directly to the record holder by or under the direction of the Reinvestment Plan Administrator when the Board of Directors declares a dividend or distribution.

    When the Company declares a dividend or distribution, stockholders who are participants in the Reinvestment Plan receive the equivalent of the amount of the dividend or distribution in shares of the Common Stock. The Reinvestment Plan Administrator buys shares in the open market, on the Nasdaq National Market or elsewhere. Alternatively, the Board of Directors may choose to contribute newly issued shares of Common Stock to the Reinvestment Plan, in lieu of the payment of cash dividends on shares held in the Reinvestment Plan. The Reinvestment Plan Administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the Reinvestment Plan participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

    The Reinvestment Plan Administrator maintains all stockholder accounts in the Reinvestment Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common Stock in the account of each Plan participant is held by the Reinvestment Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy includes shares purchased pursuant to the Reinvestment Plan.

    There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Reinvestment Plan Administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by the Company to its transfer agent. There are no brokerage charges with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Administrator's open market purchases in connection with the reinvestment of distributions.

    The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on distributions. See "Business--The Company's Operations as a BDC and RIC."

                         DESCRIPTION OF THE SECURITIES

    The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock," the Preferred Stock and the Common Stock are collectively referred to as the "Capital Stock"). The following summary of the Company's Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company's Second Amended and Restated Certificate of Incorporation, as amended. Reference is made to the Company's Second Amended and Restated Certificate of Incorporation, as amended, for a detailed description of the provisions summarized below.

    COMMON STOCK. All shares of Common Stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Common Stock if and when declared by the Board of Directors of the Company out of funds legally available therefor. The holders of Common Stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the Company, each share of Common Stock is entitled to share ratably in all assets of the Company that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of Common Stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

    PREFERRED STOCK. In addition to shares of Common Stock, the Company's Second Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of shares of Preferred Stock. The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to Common Stock, the Preferred Stock, together with all other Senior Securities, must not exceed an amount equal to 50% of the Company's total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company has no present plans to issue any shares of Preferred Stock, but believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this Prospectus, we will issue an appropriate Prospectus Supplement. You should read that Prospectus Supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

    WARRANTS. In connection with the IPO, the Company sold to certain underwriters named in the underwriting agreement (the "Underwriters") warrants (the "Underwriters' Warrants") to purchase up to 442,751 shares of Common Stock, representing 4% of the shares of Common Stock outstanding after completion of the IPO, at a purchase price equal to the initial offering price per share. The Underwriters' Warrants were immediately exercisable and expire on August 29, 2002 (the "Warrant Exercise Term"). In December 1999, the Company repurchased Underwriters' Warrants representing 393,675 shares of Common Stock from one of the Underwriters. An additional 22,478 Underwriters' Warrants have been exercised since then, leaving Underwriters' Warrants for 26,598 shares of Common Stock outstanding. The Company has registered the Warrant Shares for resale. As of May 24, 2002, all of the outstanding Underwriters' Warrants were owned of record by Friedman, Billings, Ramsey & Co., Inc. ("FBR"). FBR has no current business relationship with the Company. It served as lead underwriter in the IPO and has served as an underwriter in certain subsequent public offerings of Common Stock by the Company. The Company understands that as of May 24, 2002, FBR owns no shares of Common Stock. The Warrant Shares represent in the aggregate less than one percent of the shares of outstanding Common Stock. During the Warrant Exercise Term, the holders are given the opportunity to profit from a rise in market price of the shares of Common Stock. To the extent that the remaining Underwriters' Warrants are exercised, dilution to the interests of the holders of the Common Stock will occur. In addition, the terms upon which the Company will be able to obtain additional equity capital may be adversely affected because the Warrant Holder can be expected to exercise them at a time when the Company likely would be able to obtain any needed capital on terms more favorable to the Company than those provided in the Underwriters' Warrants.

    DEBT SECURITIES. The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a Prospectus Supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

      CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS

    LIMITATION ON LIABILITY OF DIRECTORS. The Company has adopted provisions in its Second Amended and Restated Certificate of Incorporation, as amended, limiting the liability of directors, officers and employees of the Company for monetary damages to the extent permitted under Delaware law. The effect of this provision in the Second Amended and Restated Certificate of Incorporation, as amended, is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate the rights of the Company or any stockholder to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

    CERTAIN ANTI-TAKEOVER PROVISIONS. The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws of the Company contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the Board of Directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws.

    CLASSIFIED BOARD OF DIRECTORS. The Second Amended and Restated Certificate of Incorporation, as amended, provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the Board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. The Company believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure continuity and stability of the Company's management and policies.

    NUMBER OF DIRECTORS; REMOVAL; FILING VACANCIES. The Second Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors will be determined pursuant to the Bylaws. In addition, the Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of the Board of Directors then in office. The Second Amended and Restated Certificate of Incorporation, as amended, provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, the Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder's own nominees.

    The Second Amended and Restated Certificate of Incorporation, as amended, also provides that, except as may be provided in a resolution or resolution designating any class or series of preferred stock, the directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

    NO STOCKHOLDER ACTION BY WRITTEN CONSENT. The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of Stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

    ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS. The Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of the Company (the "Stockholder Notice Procedure").

    The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the Federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by the Company not less than 60 days or more than 90 days prior to the first anniversary of the previous year's annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

    AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS. The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides that the provisions therein relating to the classified Board of Directors, the number of directors, vacancies on the Board of Directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors voting together as a single class.

    The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the other provisions of such Certificate may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of the Board of Directors then in office and a majority of the voting power of all of the shares of Capital Stock entitled to vote generally in the election of directors, voting together as a single class.

    The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of the Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing the Second

Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of Capital Stock then entitled to vote generally in the election of directors, voting together as a single class.

    These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in the Company's Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, such as those that provide for the classification of the Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

                                   REGULATION

    The Company is a closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act and, as such, is subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

    The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of Common Stock if its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary purposes.

    Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company's total assets. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

        (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer that:

           (a) is organized under the laws of, and has its principal place of business in, the United States or any state;

           (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

           (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

        (2) Securities of any eligible portfolio company which is controlled by the business development company.

        (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

        (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

                               SHARE REPURCHASES

    Common stock of closed-end investment companies frequently trades at discounts from net asset value. The Company cannot predict whether its shares of Common Stock will trade above, at or below the net asset value thereof. The market price of the Company's shares is determined by, among other things, the supply and demand for its shares, its investment performance and investor perception of its overall attractiveness as an investment as compared with alternative investments. The Board of Directors has authorized officers of the Company in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of the Company in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if the Company's shares publicly trade for a substantial period of time at a substantial discount from the Company's then current net asset value per share, the Company's Board of Directors will consider authorizing periodic repurchases of the Company's shares or other actions designed to eliminate the discount. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Company's status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Company's ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause the Company's total assets to decrease, which may have the effect of increasing the Company's expense ratio. The Company may borrow money to finance the repurchase of shares subject to the limitations described in this Prospectus. Any interest on such borrowing for this purpose will reduce the Company's net income. During 1998, in accordance with the regulations governing RICs, the Company repurchased 30,000 shares of its outstanding Common Stock. In 1999, the Company repurchased Underwriters Warrants for 393,675 shares of Common Stock.

                              PLAN OF DISTRIBUTION

    The Company may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable Prospectus Supplement.

    The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of Common Stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of the Company's Common Stock.

    In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable Prospectus Supplement.

    Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq National Market, or another exchange on which the Common Stock is traded.

    Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

    If so indicated in the applicable Prospectus Supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

    In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

    The Company has been advised by the Warrant Holder that the Warrant Holder may sell the Warrant Shares from time to time in transactions on the Nasdaq Stock Market, in negotiated transactions, or otherwise, or by a combination of these methods, at fixed prices that may be changed, at market prices at the time of sale, at prices related to market prices or at negotiated prices. The Warrant Holder may effect these transactions by selling the Warrant Shares to or through broker-dealers, who may receive compensation in the form of discounts, concessions or commissions from the Warrant Holder or the purchasers of the Warrant Shares for whom the broker-dealer may act as an agent or to whom they may sell the Warrant Shares as a principal, or both. The compensation to a particular broker-dealer may be in excess of customary commissions.

    The Warrant Holder will pay all commissions and certain other expenses associated with the sale of the Warrant Shares. The Warrant Shares offered hereby are being registered pursuant to contractual obligations of the Company, and the Company has paid the expenses of the preparation of this Prospectus. The Company has also agreed to indemnify the Warrant Holder with respect to the Warrant Shares offered hereby against certain liabilities generally to the same extent as the Company has agreed to indemnify the Underwriters.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

    The Company's securities are held under a custodian agreement by Riggs Bank, N.A. The address of the custodian is 808 17th St. NW, Washington, D.C. 20004. The Company's assets are held under bank custodianship in compliance with the 1940 Act. EquiServe, L.P. acts as the Company's transfer and dividend paying agent and registrar. The principal business address of EquiServe, L.P. is 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

                                 LEGAL MATTERS

    The legality of the Securities offered hereby will be passed upon for the Company by Arnold & Porter, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the Prospectus Supplement.

                                    EXPERTS

    Ernst & Young LLP, independent auditors, have audited the Company's consolidated financial statements at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the consolidated financial highlights for the four years ended December 31, 2001, and the three-months ended December 31, 1997 as set forth in their report. The Company has included its consolidated financial statements and consolidated financial highlights in this Prospectus and elsewhere in the Registration Statement in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

                       TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION

                                                               PAGE IN THE        LOCATION
                                                                STATEMENT        OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN THE
                                                               INFORMATION       PROSPECTUS
                                                              -------------   -----------------
General Information and History.............................    SAI-2            1, 41
Investment Objective and Policies...........................    SAI-2             47
Management..................................................    SAI-2             53
Compensation of Executive Officers..........................    SAI-2             56
Compensation of Directors...................................    SAI-3             --
Stock Option Awards.........................................    SAI-5             --
Committees of the Board of Directors........................     --               58
Control Persons and Principal Holders of Securities.........    SAI-7             --
Investment Advisory Services................................    SAI-8             --
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................    SAI-8             67
Consolidated Financial Statements...........................    SAI-8             F-1
Brokerage Allocation and Other Practices....................    SAI-8             --
Tax Status..................................................    SAI-9             45

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Report of Independent Auditors............................   F-2
  Consolidated Balance Sheets as of December 31, 2001 and
    2000....................................................   F-3
  Consolidated Schedules of Investments as of December 31,
    2001 and 2000...........................................   F-4
  Consolidated Statements of Operations for the years ended
    December 31, 2001, 2000 and 1999........................  F-14
  Consolidated Statements of Shareholders' Equity for the
    years ended December 31, 2001, 2000 and 1999............  F-15
  Consolidated Statements of Cash Flows for the years ended
    December 31, 2001, 2000 and 1999........................  F-16
  Consolidated Financial Highlights for the years ended
    December 31, 2001, 2000 and 1999........................  F-17
  Notes to Consolidated Financial Statements................  F-19

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets as of March 31, 2002 and
    December 31, 2001.......................................  F-38
  Consolidated Schedules of Investments as of March 31, 2002
    and December 31, 2001...................................  F-39
  Consolidated Statements of Operations for the three months ended March 31, 2002 and 2001...........................  F-49
  Consolidated Statements of Shareholders' Equity for the
    three months ended March 31, 2002 and 2001..............  F-50
  Consolidated Statements of Cash Flows for the three months ended March 31, 2002
    and 2001................................................  F-51
  Consolidated Financial Highlights for the three months
    ended March 31, 2002 and 2001...........................  F-52
  Notes to Unaudited Consolidated Financial Statements......  F-53

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
American Capital Strategies, Ltd.

    We have audited the accompanying consolidated balance sheets of American Capital Strategies, Ltd., including the consolidated schedules of investments, as of December 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2001, and the consolidated financial highlights for each of the four years in the period then ended, and the three months ended December 31, 1997. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital Strategies, Ltd. at December 31, 2001 and 2000, and the consolidated results of its operations, its cash flows for each of the three years in the period ended December 31, 2001, and its consolidated financial highlights for each of the four years in the period then ended, and the three months ended December 31, 1997 in conformity with accounting principles generally accepted in the United States.

    As discussed in Note 2 to the consolidated financial statements, effective for its 2001 annual financial statements, the Company adopted the provisions of the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, requiring amortization and accretion of premiums and discounts on debt securities using the effective interest method.

                                          /s/ Ernst & Young LLP

McLean, Virginia
February 5, 2002

                       AMERICAN CAPITAL STRATEGIES, LTD.
                          CONSOLIDATED BALANCE SHEETS
                    (DOLLARS IN THOUSANDS EXCEPT SHARE DATA)

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2001           2000
                                                              ------------   ------------
Assets
Cash and cash equivalents...................................    $ 18,890       $ 11,569
Investments at fair value (cost of $882,731 and $557,944,
  respectively).............................................     858,266        585,746
Interest receivable.........................................      12,957          4,934
Other.......................................................      14,071         11,750
                                                                --------       --------
Total assets................................................    $904,184       $613,999
                                                                ========       ========

Liabilities and Shareholders' Equity
Revolving credit facility...................................    $147,646       $ 68,002
Notes payable...............................................     103,495         87,200
Accrued dividends payable...................................       3,420          6,163
Other.......................................................       9,358          7,467
                                                                --------       --------
Total liabilities...........................................     263,919        168,832

Commitments and Contingencies

Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares
  authorized, 0 issued and outstanding......................          --             --
Common stock, $.01 par value, 70,000 shares authorized, and
  38,017 and 28,003 issued and outstanding, respectively....         380            280
Capital in excess of par value..............................     699,291        448,587
Notes receivable from sale of common stock..................     (27,143)       (27,389)
Distributions in excess of net realized earnings............      (3,823)           (95)
Net unrealized (depreciation) appreciation of investments...     (28,440)        23,784
                                                                --------       --------
Total shareholders' equity..................................     640,265        445,167
                                                                --------       --------
Total liabilities and shareholders' equity..................    $904,184       $613,999
                                                                ========       ========

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                             (DOLLARS IN THOUSANDS)

COMPANY                                         INDUSTRY
------------------------------------------------------------------------------------------
A&M Cleaning Products, Inc.                     Manufacturing -- Household Cleaning
                                                  Products
------------------------------------------------------------------------------------------
A.H. Harris & Sons, Inc.                        Wholesale & Retail -- Construction
                                                  Material
------------------------------------------------------------------------------------------
Aeriform Corporation (2)                        Manufacturing -- Packaged Industrial Gas
------------------------------------------------------------------------------------------
Atlantech International                         Manufacturing -- Polymer-based Products
------------------------------------------------------------------------------------------
Auxi Health, Inc. (2)                           Healthcare -- Home Healthcare
------------------------------------------------------------------------------------------
Biddeford Textile Corp.                         Manufacturing -- Electronic Blankets
------------------------------------------------------------------------------------------
BLI Holdings Corp.                              Manufacturing and Packaging -- Personal
                                                  Care Items
------------------------------------------------------------------------------------------
Capital.com, Inc. (2)                           Internet -- Financial Portal
------------------------------------------------------------------------------------------
Case Logic                                      Manufacturing -- Storage Products
                                                  Designer & Marketer
------------------------------------------------------------------------------------------
Caswell-Massey Holdings Corp.                   Wholesale & Retail -- Toiletries
------------------------------------------------------------------------------------------
Chance Coach, Inc. (2)                          Manufacturing -- Buses
------------------------------------------------------------------------------------------
Chromas Technologies (2)                        Manufacturing -- Printing Presses
------------------------------------------------------------------------------------------

COMPANY                                         INVESTMENT                                  COST       FAIR VALUE
----------------------------------------------
A&M Cleaning Products, Inc.                     Subordinated Debt
                                                                                            $ 5,070     $ 5,167
                                                Common Stock Warrants, 18.4% of Co. (1)       1,643       2,237
                                                Redeemable Preferred Stock                      532         532
                                                                                            -------     -------
                                                                                              7,245       7,936
----------------------------------------------
A.H. Harris & Sons, Inc.                        Subordinated Debt
                                                                                              9,434       9,525
                                                Common Stock Warrants, 10.0% of Co. (1)         534       1,050
                                                                                            -------     -------
                                                                                              9,968      10,575
----------------------------------------------
Aeriform Corporation (2)                        Senior Debt                                   5,159       5,160
                                                Subordinated Debt                            22,022      22,097
                                                Common Stock Warrants, 50.1% of Co. (1)       4,360       4,360
                                                Redeemable Preferred Stock                      101         101
                                                                                            -------     -------
                                                                                             31,642      31,718
----------------------------------------------
Atlantech International                         Subordinated Debt with Non-Detachable
                                                  Warrants                                   13,094      13,188
                                                Common Stock Warrants, 6.5% of Co. (1)        6,007       5,675
                                                Redeemable Preferred stock with Non-
                                                  Detachable Common Stock, 1.0% of Co.        1,027         701
                                                                                            -------     -------
                                                                                             20,128      19,564
----------------------------------------------
Auxi Health, Inc. (2)                           Subordinated Debt                            14,386      14,573
                                                Common Stock Warrants, 17.9% of Co. (1)       2,784          --
                                                Preferred Stock, 55.8% of Co. (1)             2,599       1,856
                                                                                            -------     -------
                                                                                             19,769      16,429
----------------------------------------------
Biddeford Textile Corp.                         Senior Debt                                   2,746       2,772
                                                Common Stock Warrants, 10.0% of Co. (1)       1,100          --
                                                                                            -------     -------
                                                                                              3,846       2,772
----------------------------------------------
BLI Holdings Corp.                              Subordinated Debt
                                                                                             12,153      12,153
----------------------------------------------
Capital.com, Inc. (2)                           Preferred Stock, 85.0% of Co. (1)             1,492         700
----------------------------------------------
Case Logic                                      Subordinated Debt with Non-Detachable
                                                  Warrants, 8.9% of Co. (1)                  20,630      20,826
                                                Preferred Stock, less than 0.1% of Co.          134         134
                                                                                            -------     -------
                                                                                             20,764      20,960
----------------------------------------------
Caswell-Massey Holdings Corp.                   Senior Debt                                   1,065       1,065
                                                Subordinated Debt                             1,803       1,836
                                                Common Stock Warrants, 24.0% of Co. (1)         552         581
                                                                                            -------     -------
                                                                                              3,420       3,482
----------------------------------------------
Chance Coach, Inc. (2)                          Senior Debt                                   9,615       9,655
                                                Subordinated Debt                             8,583       9,174
                                                Common Stock Warrants, 43.0% of Co. (1)       4,041       3,469
                                                Redeemable Preferred Stock (1)                4,616       4,616
                                                Preferred Stock, Convertible into 20.0% of
                                                  Co. (1)                                     2,080       2,080
                                                Common Stock, 20.4% of Co. (1)                1,896       1,645
                                                                                            -------     -------
                                                                                             30,831      30,639
----------------------------------------------
Chromas Technologies (2)                        Senior Debt                                  11,703      11,703
                                                Subordinated Debt                             9,789       9,990
                                                Common Stock, 35.0% of Co. (1)                1,500          --
                                                Common Stock Warrants, 25.0% of Co. (1)       1,071         987
                                                Redeemable Preferred Stock, 40.0% of Co.
                                                  (1)                                         6,258       1,930
                                                                                            -------     -------
                                                                                             30,321      24,610
----------------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                             (DOLLARS IN THOUSANDS)

COMPANY                                         INDUSTRY
------------------------------------------------------------------------------------------
CST Industries, Inc.                            Manufacturing -- Bolted Steel Tanks
------------------------------------------------------------------------------------------
Confluence Holdings Corp.                       Manufacturing -- Canoes & Kayaks
------------------------------------------------------------------------------------------
Crosman Corporation                             Manufacturing -- Small Arms
------------------------------------------------------------------------------------------
Cycle Gear, Inc. (2)                            Wholesale & Retail -- Motor Cycle
                                                  Accessories
------------------------------------------------------------------------------------------
Decorative Surfaces International, Inc. (2)     Manufacturing -- Decorative Paper & Vinyl
                                                  Products
------------------------------------------------------------------------------------------
Dixie Trucking Company, Inc. (2)                Transportation -- Overnight Shorthaul
                                                  Delivery
------------------------------------------------------------------------------------------
Electrolux, LLC                                 Manufacturing -- Vacuum Cleaners
------------------------------------------------------------------------------------------
Erie County Plastics Corporation                Manufacturing -- Molded Plastics
------------------------------------------------------------------------------------------
EuroCaribe Packing Company, Inc. (2)            Manufacturing -- Meat Processing
------------------------------------------------------------------------------------------
European Touch LTD. II (2)                      Manufacturing -- Salon Appliances
------------------------------------------------------------------------------------------
Fulton Bellows & Components, Inc. (2)           Manufacturing -- Bellows
------------------------------------------------------------------------------------------
Gladstone Capital Corporation                   Investment Company
------------------------------------------------------------------------------------------
Goldman Industrial Group                        Manufacturing -- Machine Tools, Metal
                                                  Cutting Types
------------------------------------------------------------------------------------------
IGI, Inc.                                       Healthcare -- Veterinary Vaccines
------------------------------------------------------------------------------------------

COMPANY                                         INVESTMENT                                  COST       FAIR VALUE
----------------------------------------------
CST Industries, Inc.                            Subordinated Debt                           $ 7,969     $ 7,969
                                                Common Stock Warrants, 13.0% of Co. (1)       1,090       1,737
                                                                                            -------     -------
                                                                                              9,059       9,706
----------------------------------------------
Confluence Holdings Corp.                       Subordinated Debt                            12,596      12,823
                                                Common Stock, less than 0.1% of Co. (1)         537          --
                                                Common Stock Warrants, 0.4% of Co. (1)        2,163       1,564
                                                                                            -------     -------
                                                                                             15,296      14,387
----------------------------------------------
Crosman Corporation                             Subordinated Debt                             3,998       4,033
                                                Common Stock Warrants, 3.5% of Co. (1)          330         330
                                                                                            -------     -------
                                                                                              4,328       4,363
----------------------------------------------
Cycle Gear, Inc. (2)                            Senior Debt                                     750         750

                                                Subordinated Debt                             5,557       5,675
                                                Common Stock Warrants, 41.6% of Co. (1)         434       1,664
                                                Redeemable Preferred Stock                    1,549       1,549
                                                                                            -------     -------
                                                                                              8,290       9,638
----------------------------------------------
Decorative Surfaces International, Inc. (2)     Subordinated Debt                            17,577      17,936

                                                Common Stock Warrants, 48.3% of Co. (1)       4,571          --
                                                Preferred Stock, Convertible into less          803          --
                                                  than 0.1% of Co. (1)
                                                                                            -------     -------
                                                                                             22,951      17,936
----------------------------------------------
Dixie Trucking Company, Inc. (2)                Subordinated Debt                             5,134       5,168

                                                Common Stock Warrants, 49.0% of Co. (1)         141          --
                                                                                            -------     -------
                                                                                              5,275       5,168
----------------------------------------------
Electrolux, LLC                                 Membership Interest, 2.5% of Co. (1)            246       1,219
----------------------------------------------
Erie County Plastics Corporation                Subordinated Debt                             9,122       9,197
                                                Common Stock Warrants, 8.7% of Co. (1)        1,170       1,027
                                                                                            -------     -------
                                                                                             10,292      10,224
----------------------------------------------
EuroCaribe Packing Company, Inc. (2)            Senior Debt                                   8,674       8,749
                                                Subordinated Debt                             5,379       3,672
                                                Common Stock Warrants, 37.1% of Co. (1)       1,110          --
                                                Redeemable Preferred Stock (1)                4,302          --
                                                                                            -------     -------
                                                                                             19,465      12,421
----------------------------------------------
European Touch LTD. II (2)                      Senior Debt                                   9,452       9,452
                                                Subordinated Debt                            11,282      11,282
                                                Common Stock Warrants, 71.0% of Co. (1)       3,856       3,856
                                                Common Stock, 29.0% of Co. (1)                1,500       1,500
                                                                                            -------     -------
                                                                                             26,090      26,090
----------------------------------------------
Fulton Bellows & Components, Inc. (2)           Senior Debt                                  15,321      15,324
                                                Subordinated Debt                             6,602       6,893
                                                Common Stock Warrants, 26.4% of Co. (1)       1,305       1,197
                                                Preferred Stock, Convertible into 48.6% of    5,734       2,617
                                                  Co. (1)
                                                                                            -------     -------
                                                                                             28,962      26,031
----------------------------------------------
Gladstone Capital Corporation                   Common Stock, 3.0% of Co.                     3,600       4,440
----------------------------------------------
Goldman Industrial Group                        Subordinated Debt (1)                        27,066      26,109

                                                Common Stock Warrants, 15.0% of Co. (1)       2,822          --
                                                                                            -------     -------
                                                                                             29,888      26,109
----------------------------------------------
IGI, Inc.                                       Subordinated Debt                             5,564       5,627
                                                Common Stock Warrants, 17.0% of Co. (1)       2,003       1,725
                                                                                            -------     -------
                                                                                              7,567       7,352
----------------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                             (DOLLARS IN THOUSANDS)

COMPANY                                         INDUSTRY
---------------------------------------------------------------------------------
Iowa Molding Tool, Inc. (2)                     Manufacturing -- Specialty
                                                  Equipment
---------------------------------------------------------------------------------
JAAGIR, LLC                                     Service -- IT Staffing &
                                                  Consulting
---------------------------------------------------------------------------------
JAG Industries, Inc. (2)                        Manufacturing -- Metal
                                                  Fabrication & Tablet
                                                  Manufacturing
---------------------------------------------------------------------------------
Kelly Aerospace, Inc.                           Manufacturing -- General
                                                  Aviation & Performance
                                                  Automotive
---------------------------------------------------------------------------------
Lion Brewery, Inc. (2)                          Manufacturing-- Malt Beverages
---------------------------------------------------------------------------------
Logex Corporation (2)                           Industrial Gases --
                                                  Transportation
---------------------------------------------------------------------------------
Lubricating Specialties Co.                     Manufacturing -- Lubricant &
                                                  Grease
---------------------------------------------------------------------------------
MBT International, Inc. (2)                     Wholesale & Retail -- Musical
                                                  Instrument Distributor
---------------------------------------------------------------------------------
Marcal Paper Mills, Inc. (2)                    Manufacturing -- Towel, Tissue &
                                                  Napkin Products
---------------------------------------------------------------------------------
Middleby Corporation                            Manufacturing -- Foodservice
                                                  Equipment
---------------------------------------------------------------------------------
Mobile Tool International, Inc.                 Manufacturing -- Aerial Lift
                                                  Equipment
---------------------------------------------------------------------------------
New Piper Aircraft, Inc.                        Manufacturing -- Aircraft
                                                  Manufacturing
---------------------------------------------------------------------------------
Numatics, Inc.                                  Manufacturing -- Pneumatic Valves
---------------------------------------------------------------------------------
o2wireless Solutions, Inc.                      Telecommunications -- Wireless
                                                  Communications Network Services
---------------------------------------------------------------------------------
Omnova Solutions, Inc.                          Manufacturing -- Performance
                                                  Chemicals and Decorative &
                                                  Building Products
---------------------------------------------------------------------------------

COMPANY                                         INVESTMENT                                          COST       FAIR VALUE
----------------------------------------------
Iowa Molding Tool, Inc. (2)                     Subordinated Debt                                   $26,364     $26,685

                                                Common Stock, 25.0% of Co. (1)                        3,200       3,200
                                                Common Stock Warrants, 46.2% of Co. (1)               5,919       5,919
                                                                                                    -------     -------
                                                                                                     35,483      35,804
----------------------------------------------
JAAGIR, LLC                                     Subordinated Debt                                     2,890       2,930

                                                Common Stock Warrants, 4.1% of Co. (1)                  271         271
                                                                                                    -------     -------
                                                                                                      3,161       3,201
----------------------------------------------
JAG Industries, Inc. (2)                        Senior Debt                                           1,002       1,002

                                                Subordinated Debt                                     2,448       2,520
                                                Common Stock Warrants, 75.0% of Co. (1)                 505           0
                                                                                                    -------     -------
                                                                                                      3,955       3,522
----------------------------------------------
Kelly Aerospace, Inc.                           Senior Debt                                           7,847       7,877

                                                Subordinated Debt                                     8,769       8,779
                                                Common Stock Warrants, 15.0% of Co. (1)               1,589       1,589
                                                                                                    -------     -------
                                                                                                     18,205     18, 245
----------------------------------------------
Lion Brewery, Inc. (2)                          Subordinated Debt                                     5,955       6,039
                                                Common Stock Warrants, 54.0% of Co. (1)                 675       7,145
                                                                                                    -------     -------
                                                                                                      6,630      13,184
----------------------------------------------
Logex Corporation (2)                           Subordinated Debt                                    15,942      15,947

                                                Common Stock Warrants, 85.2% of Co. (1)               5,825       5,825
                                                Preferred Stock                                       2,984       2,984
                                                                                                    -------     -------
                                                                                                     24,751      24,756
----------------------------------------------
Lubricating Specialties Co.                     Subordinated Debt                                    14,750      14,864

                                                Common Stock Warrants, 21.0% of Co. (1)                 791         791
                                                                                                    -------     -------
                                                                                                     15,541      15,655
----------------------------------------------
MBT International, Inc. (2)                     Senior Debt                                           3,300       3,300

                                                Subordinated Debt                                     7,000       7,134
                                                Common Stock Warrants, 30.6% of Co. (1)               1,214         991
                                                Preferred Stock, Convertible into 53.1% of Co. (1)    2,250       1,722
                                                                                                    -------     -------
                                                                                                     13,764      13,147
----------------------------------------------
Marcal Paper Mills, Inc. (2)                    Senior Debt                                          16,417      16,417

                                                Subordinated Debt                                    16,922      16,922
                                                Common Stock Warrants, 25.0% of Co. (1)               5,001       5,001
                                                                                                    -------     -------
                                                                                                     38,340      38,340
----------------------------------------------
Middleby Corporation                            Subordinated Debt                                    22,354      22,354

                                                Common Stock Warrants, 5.5% of Co. (1)                2,536       2,536
                                                                                                    -------     -------
                                                                                                     24,890      24,890
----------------------------------------------
Mobile Tool International, Inc.                 Subordinated Debt                                     2,699       2,699

----------------------------------------------
New Piper Aircraft, Inc.                        Subordinated Debt                                    18,356      18,436

                                                Common Stock Warrants, 6.5% of Co. (1)                2,231       4,832
                                                                                                    -------     -------
                                                                                                     20,587      23,268
----------------------------------------------
Numatics, Inc.                                  Senior Debt                                          31,197      31,197
----------------------------------------------
o2wireless Solutions, Inc.                      Common Stock Warrants, 8.0% of Co. (1)                2,407       4,005

----------------------------------------------
Omnova Solutions, Inc.                          Subordinated Debt                                     5,663       5,663

----------------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                             (DOLLARS IN THOUSANDS)

COMPANY                                         INDUSTRY
---------------------------------------------------------------------------------
Parts Plus Group                                Wholesale & Retail -- Auto Parts
                                                  Distributor
---------------------------------------------------------------------------------
Patriot Medical Technologies, Inc. (2)          Service -- Repair Services
---------------------------------------------------------------------------------
Plastech Engineered Products, Inc.              Manufacturing -- Automotive
                                                  Component Systems
---------------------------------------------------------------------------------
Starcom Holdings, Inc.                          Construction -- Electrical
                                                  Contractor
---------------------------------------------------------------------------------
Sunvest Industries, LLC (2)                     Manufacturing -- Contract
                                                  Manufacturing
---------------------------------------------------------------------------------
The Inca Group (2)                              Manufacturing -- Steel Products
---------------------------------------------------------------------------------
The L.A. Studios, Inc.                          Wholesale & Retail -- Audio
                                                  Production
---------------------------------------------------------------------------------
Texstars, Inc. (2)                              Manufacturing -- Aviation and
                                                  Transportation Accessories
---------------------------------------------------------------------------------
ThreeSixty Sourcing, Ltd.                       Provider of Outsourced
                                                  Manufacturing -- Management
                                                  Services
---------------------------------------------------------------------------------
TransCore Holdings, Inc.                        Information Technology --
                                                  Transportation Information
                                                  Management Services
---------------------------------------------------------------------------------
Tube City, Inc.                                 Manufacturing -- Mill Services
---------------------------------------------------------------------------------
Warner Power, LLC (2)                           Manufacturing -- Power Systems &
                                                  Electrical Ballasts
---------------------------------------------------------------------------------
Weston ACAS Holdings, Inc. (2)                  Service -- Environmental
                                                  Consulting Services
---------------------------------------------------------------------------------

COMPANY                                         INVESTMENT                                          COST       FAIR VALUE
----------------------------------------------
Parts Plus Group                                Subordinated Debt (1)                               $ 4,681     $ 2,706

                                                Common Stock Warrants, 5.0% of Co. (1)                  333          --
                                                Preferred Stock, Convertible into 1.5% of Co. (1)       556          --
                                                                                                    -------     -------
                                                                                                      5,570       2,706
----------------------------------------------
Patriot Medical Technologies, Inc. (2)          Senior Debt                                           2,315       2,315
                                                Subordinated Debt                                     2,758       2,825
                                                Common Stock Warrants, 15.1% of Co. (1)                 612         510
                                                Preferred Stock, Convertible into 16.1% of Co.        1,195         283
                                                                                                    -------     -------
                                                                                                      6,880       5,933
----------------------------------------------
Plastech Engineered Products, Inc.              Subordinated Debt                                    27,290      27,290

                                                Common Stock Warrants, 2.1% of Co. (1)                2,577       2,577
                                                                                                    -------     -------
                                                                                                     29,867      29,867
----------------------------------------------
Starcom Holdings, Inc.                          Subordinated Debt                                    21,267      21,516

                                                Common Stock, 2.6% of Co. (1)                           616         116
                                                Common Stock Warrants, 16.2% of Co. (1)               3,914       3,068
                                                                                                    -------     -------
                                                                                                     25,797      24,700
----------------------------------------------
Sunvest Industries, LLC (2)                     Senior Debt                                           4,287       4,287

                                                Subordinated Debt                                     5,263       5,323
                                                Common Stock Warrants, 73.0% of Co. (1)               1,518       1,518
                                                Redeemable Preferred Stock (1)                          347         347
                                                                                                    -------     -------
                                                                                                     11,415      11,475
----------------------------------------------
The Inca Group (2)                              Subordinated Debt                                    16,754      16,960
                                                Common Stock, 60.1% of Co. (1)                        5,100       3,967
                                                Common Stock Warrants, 24.9% of Co. (1)               3,060       2,065
                                                                                                    -------     -------
                                                                                                     24,914      22,992
----------------------------------------------
The L.A. Studios, Inc.                          Subordinated Debt                                     2,118       2,138

----------------------------------------------
Texstars, Inc. (2)                              Senior Debt                                          15,055      15,064

                                                Subordinated Debt                                     6,988       6,990
                                                Common Stock, 39.4% of Co. (1)                        1,500       1,500
                                                Common Stock Warrants, 40.5% of Co. (1)               1,542       1,542
                                                                                                    -------     -------
                                                                                                     25,085      25,096
----------------------------------------------
ThreeSixty Sourcing, Ltd.                       Senior Debt                                          14,925      14,926

                                                Subordinated Debt                                    18,606      18,608
                                                Common Stock Warrants, 5.0% of Co. (1)                1,386       1,386
                                                                                                    -------     -------
                                                                                                     34,917      34,920
----------------------------------------------
TransCore Holdings, Inc.                        Subordinated Debt                                    23,636      23,977

                                                Common Stock Warrants, 6.4% of Co. (1)                4,368       7,783
                                                Convertible Preferred Stock, 0.9% of Co.              2,900       2,900
                                                                                                    -------     -------
                                                                                                     30,904      34,660
----------------------------------------------
Tube City, Inc.                                 Subordinated Debt                                    11,687      11,933
                                                Common Stock Warrants, 23.5% of Co. (1)               3,498       5,767
                                                                                                    -------     -------
                                                                                                     15,185      17,700
----------------------------------------------
Warner Power, LLC (2)                           Senior Debt                                             572         583

                                                Subordinated Debt                                     4,007       4,070
                                                Common Stock Warrants, 53.1% of LLC (1)               1,629       1,458
                                                                                                    -------     -------
                                                                                                      6,208       6,111
----------------------------------------------
Weston ACAS Holdings, Inc. (2)                  Subordinated Debt                                    21,844      21,850

                                                Common Stock, 10.0% of Co. (1)                        1,932       1,932
                                                Common Stock Warrants, 27.6% of Co. (1)               5,246       5,246
                                                Redeemable Preferred Stock                            1,158       1,158
                                                                                                    -------     -------
                                                                                                     30,180      30,186
----------------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                             (DOLLARS IN THOUSANDS)

COMPANY                                         INDUSTRY
---------------------------------------------------------------------------------
Westwind Group Holdings, Inc.                   Service -- Restaurant
---------------------------------------------------------------------------------
Interest Rate Basis Swap Agreements             Pay Fixed/Receive Floating
                                                Pay Floating/Receive Floating
---------------------------------------------------------------------------------
  Totals
---------------------------------------------------------------------------------

COMPANY                                         INVESTMENT                                         COST       FAIR VALUE
----------------------------------------------
Westwind Group Holdings, Inc.                   Preferred Stock, Convertible into less than 0.1%   $  3,530    $  1,117
                                                  of Co.
                                                Common Stock, 10.0% of Co. (1)                           --          --
                                                                                                   --------    --------
                                                                                                      3,530       1,117
----------------------------------------------
Interest Rate Basis Swap Agreements             9 Contracts/Notional Amounts Totaling $102,919           --      (5,218)
                                                8 Contracts/Notional Amounts Totaling $161,246           --        (315)
                                                                                                   --------    --------
                                                                                                         --      (5,533)
----------------------------------------------
  Totals                                                                                           $882,731    $858,266
----------------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               December 31, 2000
                             (Dollars in thousands)

COMPANY                                INDUSTRY                                    INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------
A&M Cleaning Products, Inc.            Manufacturing -- Household Cleaning         Subordinated Debt
                                       Products                                    Common Stock Warrants, 21.9% of Co. (1)
                                                                                   Redeemable Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
A.H. Harris & Sons, Inc.               Wholesale & Retail -- Construction          Subordinated Debt
                                         Material
                                                                                   Common Stock Warrants, 10.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Aeriform Corporation                   Manufacturing -- Packaged                   Subordinated Debt
-----------------------------------------------------------------------------------------------------------------------------
Atlantech International                Manufacturing -- Polymer-based Products     Subordinated Debt with Non-Detachable
                                                                                     Warrants
                                                                                   Redeemable Preferred Stock with Non-
                                                                                     Detachable Common Stock, 1.3% of Co.
-----------------------------------------------------------------------------------------------------------------------------
Auxi Health, Inc. (2)                  Healthcare -- Home Healthcare               Subordinated Debt
                                                                                   Common Stock Warrants, 17.9% of Co. (1)
                                                                                   Preferred Stock, Convertible into 55.8% of
                                                                                     Co.
-----------------------------------------------------------------------------------------------------------------------------
Biddeford Textile Corp.                Manufacturing -- Electronic Blankets        Senior Debt
                                                                                   Common Stock Warrants, 10.0% of Co. (1)
                                                                                   Common Stock, 17.8% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
BIW Connector Systems, LLC             Manufacturing -- Specialty Connectors       Senior Debt
                                                                                   Subordinated Debt
                                                                                   Common Stock Warrants, 8.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Capital.com, Inc. (2)                  Internet -- Financial Portal                Preferred Stock, 85.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Case Logic                             Manufacturing -- Storage Products           Subordinated Debt with Non-Detachable
                                         Designer & Marketer                         Warrants, 9.6% of Co.
-----------------------------------------------------------------------------------------------------------------------------
Caswell-Massey Holdings Corp.          Wholesale & Retail -- Toiletries            Senior Debt
                                                                                   Subordinated Debt
                                                                                   Common Stock Warrants, 24.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Centennial Broadcasting, Inc.          Media -- Radio Stations                     Subordinated Debt
-----------------------------------------------------------------------------------------------------------------------------
Chance Coach, Inc. (2)                 Manufacturing -- Buses                      Senior Debt
                                                                                   Subordinated Debt
                                                                                   Common Stock, 20.4% of Co. (1)
                                                                                   Common Stock Warrants, 43.0% of Co. (1)
                                                                                   Preferred Stock, Convertible into 20.0% of
                                                                                     Co.
-----------------------------------------------------------------------------------------------------------------------------
Chromas Technologies (2)               Manufacturing -- Printing Presses           Senior Debt
                                                                                   Subordinated Debt
                                                                                   Common Stock, 35.0% of Co. (1)
                                                                                   Common Stock Warrants, 25.0% of Co. (1)
                                                                                   Redeemable Preferred Stock, 40.0% of Co.
                                                                                     (1)
-----------------------------------------------------------------------------------------------------------------------------
Confluence Holdings Corp. (2)          Manufacturing -- Canoes & Kayaks            Subordinated Debt
                                                                                   Common Stock, 6.0% of Co. (1)
                                                                                   Common Stock Warrants, 20.4% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------

COMPANY                               COST       FAIR VALUE
------------------------------------
A&M Cleaning Products, Inc.           $  5,045    $  5,045
                                         1,643       2,237
                                           447         447
                                      --------    --------
                                         7,135       7,729
------------------------------------
A.H. Harris & Sons, Inc.                 9,494       9,494

                                           534       1,050
                                      --------    --------
                                        10,028      10,544
------------------------------------
Aeriform Corporation                     8,346       8,346
------------------------------------
Atlantech International
                                        18,781      18,781

                                         1,007       1,007
                                      --------    --------
                                        19,788      19,788
------------------------------------
Auxi Health, Inc. (2)                   12,546      12,546
                                         2,599       1,856

                                         2,578       2,578
                                      --------    --------
                                        17,723      16,980
------------------------------------
Biddeford Textile Corp.                  1,552       1,552
                                         1,100         942
                                           592       1,470
                                      --------    --------
                                         3,244       3,964
------------------------------------
BIW Connector Systems, LLC               2,553       2,553
                                         4,940       4,940
                                           652       2,068
                                      --------    --------
                                         8,145       9,561
------------------------------------
Capital.com, Inc. (2)                    1,492       1,492
------------------------------------
Case Logic
                                        19,958      19,958
------------------------------------
Caswell-Massey Holdings Corp.            1,833       1,833
                                         1,745       1,745
                                           552       1,092
                                      --------    --------
                                         4,130       4,670
------------------------------------
Centennial Broadcasting, Inc.           18,778      18,778
------------------------------------
Chance Coach, Inc. (2)                   2,411       2,411
                                         8,147       8,147
                                         1,896       2,793
                                         4,041       5,950

                                         2,000       2,793
                                      --------    --------
                                        18,495      22,094
------------------------------------
Chromas Technologies (2)                10,452      10,452
                                         4,447       4,447
                                         1,500       1,500
                                         1,071       1,071

                                         4,080       4,080
                                      --------    --------
                                        21,550      21,550
------------------------------------
Confluence Holdings Corp. (2)           10,648      10,648
                                           537          37
                                         1,630       1,352
                                      --------    --------
                                        12,815      12,037
------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)

COMPANY                                INDUSTRY                                    INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------
Cornell Companies, Inc.                Service -- Private Corrections              Subordinated Debt
                                                                                   Common Stock Warrants, 2.2% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Crosman Corporation                    Manufacturing -- Small Arms                 Subordinated Debt
                                                                                   Common Stock Warrants, 3.5% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Cycle Gear, Inc. (2)                   Wholesale & Retail -- Motor Cycle           Senior Debt
                                       Accessories                                 Subordinated Debt
                                                                                   Common Stock Warrants, 34.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Decorative Surfaces International,     Manufacturing -- Decorative Paper & Vinyl   Subordinated Debt
  Inc.
  (2)                                  Products                                    Common Stock Warrants, 42.3% of Co. (1)
                                                                                   Preferred Stock, Convertible into 2.9% of
                                                                                     Co.
-----------------------------------------------------------------------------------------------------------------------------
Dixie Trucking Company, Inc. (2)       Transportation -- Overnight Shorthaul       Subordinated Debt
                                         Delivery
                                                                                   Common Stock Warrants, 32.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Electrolux, LLC                        Manufacturing -- Vacuum Cleaners            Membership Interest, 2.5% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Erie County Plastics Corporation       Manufacturing -- Molded Plastics            Subordinated Debt
                                                                                   Common Stock Warrants, 8.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Erie Forge and Steel, Inc.             Manufacturing -- Steel Products             Common Stock, 18.6% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
EuroCaribe Packing Company, Inc. (2)   Manufacturing -- Meat Processing            Senior Debt
                                                                                   Subordinated Debt
                                                                                   Common Stock Warrants, 37.1% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Fulton Bellows & Components,           Manufacturing -- Bellows                    Senior Debt
  Inc.
  (2)                                                                              Subordinated Debt
                                                                                   Common Stock Warrants, 20.0% of Co. (1)
                                                                                   Preferred Stock, Convertible into 40.0% of
                                                                                     Co.
-----------------------------------------------------------------------------------------------------------------------------
Goldman Industrial Group               Manufacturing -- Machine Tools, Metal       Subordinated Debt
                                       Cutting Types                               Common Stock Warrants, 15.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
IGI, Inc.                              Healthcare -- Veterinary Vaccines           Subordinated Debt
                                                                                   Common Stock Warrants, 18.7% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Iowa Molding Tool, Inc. (2)            Manufacturing -- Specialty Equipment        Subordinated Debt
                                                                                   Common Stock, 28.7% of Co. (1)
                                                                                   Common Stock Warrants, 53.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
JAAGIR, LLC                            Service -- IT Staffing & Consulting         Subordinated Debt
                                                                                   Common Stock Warrants, 4.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
JAG Industries, Inc. (2)               Manufacturing -- Metal Fabrication &        Senior Debt
                                         Tablet
                                       Manufacturing                               Subordinated Debt
                                                                                   Common Stock Warrants, 75.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------

COMPANY                               COST       FAIR VALUE
------------------------------------
Cornell Companies, Inc.               $ 28,929    $ 28,929
                                         1,102       1,071
                                      --------    --------
                                        30,031      30,000
------------------------------------
Crosman Corporation                      3,854       3,854
                                           330         330
                                      --------    --------
                                         4,184       4,184
------------------------------------
Cycle Gear, Inc. (2)                       750         750
                                         4,344       4,344
                                           374         884
                                      --------    --------
                                         5,468       5,978
------------------------------------
Decorative Surfaces International,      12,878      12,878
  Inc.
  (2)                                    4,571          --

                                           803          --
                                      --------    --------
                                        18,252      12,878
------------------------------------
Dixie Trucking Company, Inc. (2)         4,079       4,079

                                           141         553
                                      --------    --------
                                         4,220       4,632
------------------------------------
Electrolux, LLC                            246       2,000
------------------------------------
Erie County Plastics Corporation         8,920       8,920
                                         1,170       1,170
                                      --------    --------
                                        10,090      10,090
------------------------------------
Erie Forge and Steel, Inc.                 500          --
------------------------------------
EuroCaribe Packing Company, Inc. (2)     7,959       7,959
                                         9,048       7,048
                                         1,110          --
                                      --------    --------
                                        18,117      15,007
------------------------------------
Fulton Bellows & Components,            13,100      13,100
  Inc.
  (2)                                    6,771       6,771
                                         1,305       1,305

                                         3,191       3,191
                                      --------    --------
                                        24,367      24,367
------------------------------------
Goldman Industrial Group                27,280      27,280
                                         2,822       2,822
                                      --------    --------
                                        30,102      30,102
------------------------------------
IGI, Inc.                                5,294       5,294
                                         2,003       1,878
                                      --------    --------
                                         7,297       7,172
------------------------------------
Iowa Molding Tool, Inc. (2)             23,562      23,562
                                         3,200       3,200
                                         5,918       5,918
                                      --------    --------
                                        32,680      32,680
------------------------------------
JAAGIR, LLC                              2,789       2,789
                                           271         271
                                      --------    --------
                                         3,060       3,060
------------------------------------
JAG Industries, Inc. (2)                 1,142       1,142

                                         2,446       2,446
                                           505          --
                                      --------    --------
                                         4,093       3,588
------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)

COMPANY                                INDUSTRY                                    INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------
Lion Brewery, Inc. (2)                 Manufacturing -- Malt Beverages             Subordinated Debt
                                                                                   Common Stock Warrants, 54.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Lubricating Specialties Co.            Manufacturing -- Lubricant & Grease         Senior Debt
                                                                                   Subordinated Debt
                                                                                   Common Stock Warrants, 21.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
MBT International, Inc. (2)            Wholesale & Retail -- Musical Instrument    Senior Debt
                                       Distributor                                 Subordinated Debt
                                                                                   Common Stock Warrants, 30.6% of Co. (1)
                                                                                   Preferred Stock, Convertible into 53.1% of
                                                                                     Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Mobile Tool International, Inc.        Manufacturing -- Aerial Lift Equipment      Common Stock
-----------------------------------------------------------------------------------------------------------------------------
New Piper Aircraft, Inc.               Manufacturing -- Aircraft Manufacturing     Subordinated Debt
                                                                                   Common Stock Warrants, 4.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
o2wireless Solutions, Inc.             Telecommunications -- Wireless              Common Stock Warrants, 8.0% of Co. (1)
                                         Communications Network Services
-----------------------------------------------------------------------------------------------------------------------------
Parts Plus Group                       Wholesale & Retail -- Auto Parts            Subordinated Debt
                                         Distributor
                                                                                   Common Stock Warrants, 3.6% of Co. (1)
                                                                                   Preferred Stock, Convertible into 1.7% of
                                                                                     Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Patriot Medical Technologies, Inc.     Service -- Repair Services                  Senior Debt
  (2)
                                                                                   Subordinated Debt
                                                                                   Common Stock Warrants, 15.0% of Co. (1)
                                                                                   Preferred Stock, Convertible into 16.0% of
                                                                                     Co.
-----------------------------------------------------------------------------------------------------------------------------
Starcom Holdings, Inc.                 Construction -- Electrical Contractor       Subordinated Debt
                                                                                   Common Stock, 2.8% of Co. (1)
                                                                                   Common Stock Warrants, 17.5% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Sunvest Industries, LLC (2)            Manufacturing -- Contract Manufacturing     Senior Debt
                                                                                   Subordinated Debt
                                                                                   Common Stock Warrants, 73.0% of Co. (1)
                                                                                   Redeemable Preferred Stock (1)
-----------------------------------------------------------------------------------------------------------------------------
The Inca Group (2)                     Manufacturing -- Steel Products             Subordinated Debt
                                                                                   Common Stock, 27.7% of Co. (1)
                                                                                   Common Stock Warrants, 57.3% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
The L.A. Studios, Inc.                 Wholesale & Retail -- Audio Production      Subordinated Debt
                                                                                   Common Stock Warrants, 17.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
TransCore Holdings, Inc.               Information Technology -- Transportation    Subordinated Debt
                                       Information Management Services             Common Stock Warrants, 10.2% of Co. (1)
                                                                                   Redeemable Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
Tube City Olympic of Ohio, Inc.        Manfacturing -- Mill Services               Senior Debt
-----------------------------------------------------------------------------------------------------------------------------

COMPANY                               COST       FAIR VALUE
------------------------------------
Lion Brewery, Inc. (2)                $  5,996    $  5,996
                                           675       7,688
                                      --------    --------
                                         6,671      13,684
------------------------------------
Lubricating Specialties Co.              7,206       7,206
                                        14,718      14,718
                                           791         791
                                      --------    --------
                                        22,715      22,715
------------------------------------
MBT International, Inc. (2)              3,300       3,300
                                         6,810       6,810
                                         1,214       1,214

                                         2,250       2,250
                                      --------    --------
                                        13,574      13,574
------------------------------------
Mobile Tool International, Inc.            246       2,168
------------------------------------
New Piper Aircraft, Inc.                18,211      18,211
                                         2,231       3,578
                                      --------    --------
                                        20,442      21,789
------------------------------------
o2wireless Solutions, Inc.               2,521      16,670

------------------------------------
Parts Plus Group                         4,329       4,329

                                           333         333

                                           555         117
                                      --------    --------
                                         5,217       4,779
------------------------------------
Patriot Medical Technologies, Inc.       2,805       2,805
  (2)
                                         2,767       2,767
                                           612         612

                                         1,104       1,104
                                      --------    --------
                                         7,288       7,288
------------------------------------
Starcom Holdings, Inc.                  19,199      19,199
                                           616         866
                                         3,914       5,415
                                      --------    --------
                                        23,729      25,480
------------------------------------
Sunvest Industries, LLC (2)              5,000       5,000
                                         5,295       5,295
                                           705         705
                                         1,000       1,000
                                      --------    --------
                                        12,000      12,000
------------------------------------
The Inca Group (2)                      15,858      15,858
                                         1,700       2,010
                                         3,060       4,136
                                      --------    --------
                                        20,618      22,004
------------------------------------
The L.A. Studios, Inc.                   2,555       2,555
                                           902       1,176
                                      --------    --------
                                         3,457       3,731
------------------------------------
TransCore Holdings, Inc.                22,908      22,908
                                         4,686       5,369
                                           571         571
                                      --------    --------
                                        28,165      28,848
------------------------------------
Tube City Olympic of Ohio, Inc.          7,909       7,909
------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)

COMPANY                                INDUSTRY                                    INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------
Tube City, Inc.                        Manufacturing -- Mill Services              Subordinated Debt
                                                                                   Common Stock Warrants, 14.8% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Warner Power, LLC (2)                  Manufacturing -- Power Systems &            Senior Debt
                                         Electrical
                                       Ballasts                                    Subordinated Debt
                                                                                   Common Stock Warrants, 53.1% of LLC (1)
-----------------------------------------------------------------------------------------------------------------------------
Westwind Group Holdings, Inc.          Service -- Restaurants                      Subordinated Debt
                                                                                   Common Stock Warrants, 5.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Wrenchead.com, Inc.                    Internet -- Auto Parts Distributor          Common Stock, 1.0% of Co. (1)
-----------------------------------------------------------------------------------------------------------------------------
Interest Rate Basis Swap Agreements    Pay Fixed/Receive Floating                  9 Contracts/Notional Amounts Totaling
                                                                                     $102,123
                                       Pay Floating/Receive Floating               8 Contracts/Notional Amounts Totaling
                                                                                     $166,030
-----------------------------------------------------------------------------------------------------------------------------
  Totals
-----------------------------------------------------------------------------------------------------------------------------

COMPANY                               COST       FAIR VALUE
------------------------------------
Tube City, Inc.                       $  6,460    $  6,460
                                         2,523       3,040
                                      --------    --------
                                         8,983       9,500
------------------------------------
Warner Power, LLC (2)                    1,125       1,125

                                         3,959       3,959
                                         1,629       4,587
                                      --------    --------
                                         6,713       9,671
------------------------------------
Westwind Group Holdings, Inc.            3,011       1,673
                                           350          --
                                      --------    --------
                                         3,361       1,673
------------------------------------
Wrenchead.com, Inc.                         --         104
------------------------------------
Interest Rate Basis Swap Agreements
                                            --        (582)

                                            --        (488)
                                      --------    --------
                                            --      (1,070)
------------------------------------
  Totals                              $557,944    $585,746
------------------------------------

(1) Non-income producing
(2) Affiliate, as defined by at least a 20% fully-diluted ownership of company

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                   2001            2000            1999
                                                               -------------   -------------   -------------
Operating income:
Interest and dividend income.................................    $ 88,286        $ 58,733        $ 30,833
Fees.........................................................      15,951          11,319           8,602
                                                                 --------        --------        --------
Total operating income.......................................     104,237          70,052          39,435

Operating expenses:
Interest.....................................................      10,343           9,691           4,716
Salaries and benefits........................................      14,571          11,259           7,479
General and administrative...................................       7,698           6,432           4,170
                                                                 --------        --------        --------
Total operating expenses.....................................      32,612          27,382          16,365
                                                                 --------        --------        --------
Operating income before income taxes.........................      71,625          42,670          23,070
Income tax benefit...........................................          --           2,000             912
                                                                 --------        --------        --------
Net operating income.........................................      71,625          44,670          23,982
Net realized gain on investments.............................       5,369           4,539           3,636
(Decrease) increase in net unrealized appreciation of
  investments................................................     (58,389)        (53,582)         69,583
                                                                 --------        --------        --------
Net increase (decrease) in shareholders' equity resulting
  from operations............................................    $ 18,605        $ (4,373)       $ 97,201
                                                                 --------        --------        --------
Net operating income per common share:      Basic............    $   2.27        $   2.00        $   1.75
                                            Diluted..........    $   2.24        $   1.96        $   1.68
Earnings (loss) per common share:           Basic............    $   0.59        $  (0.20)       $   7.07
                                            Diluted..........    $   0.58        $  (0.19)       $   6.80
Weighted average shares of common stock
  outstanding:                              Basic............      31,487          22,323          13,744
                                            Diluted..........      32,001          22,748          14,294

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                                         NOTES       (DISTRIBUTIONS
                                                                                       RECEIVABLE    IN EXCESS OF)
                                                   COMMON STOCK          CAPITAL IN    FROM SALE     UNDISTRIBUTED
                                PREFERRED   --------------------------   EXCESS OF     OF COMMON      NET REALIZED
                                  STOCK        SHARES         AMOUNT     PAR VALUE       STOCK          EARNINGS
                                ---------   -------------   ----------   ----------   ------------   --------------
Balance at January 1, 1999....    $ --         11,081         $  111      $145,245      $   (300)       $   (116)
                                  ----         ------         ------      --------      --------        --------
  Issuance of common stock....      --          5,605             57        89,151            --              --
  Issuance of common stock
    under stock option
    plans.....................      --          1,520             15        22,832       (22,752)             --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........      --             36             --           693            --              --
  Repurchase of common stock
    warrants..................      --             --             --        (2,165)           --              --
  Issuance of restricted
    shares....................      --             10             --           166            --              --
  Net increase in
    shareholders' equity
    resulting from
    operations................      --             --             --            --            --          27,618
  Distributions...............      --             --             --            --            --         (26,176)
                                  ----         ------         ------      --------      --------        --------
Balance at December 31,
  1999........................    $ --         18,252         $  183      $255,922      $(23,052)       $  1,326
                                  ====         ======         ======      ========      ========        ========
  Issuance of common stock....      --          9,430             94       185,224            --              --
  Issuance of common stock
    under stock option
    plans.....................      --            290              3         6,699        (6,702)             --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........      --             31             --           742            --              --
  Repayments of notes
    receivable from sale of
    common stock..............      --             --             --            --         2,365              --
  Net decrease in
    shareholders' equity
    resulting from
    operations................      --             --             --            --            --          49,209
  Distributions...............      --             --             --            --            --         (50,630)
                                  ----         ------         ------      --------      --------        --------
Balance at December 31,
  2000........................    $ --         28,003         $  280      $448,587      $(27,389)       $    (95)
                                  ====         ======         ======      ========      ========        ========
  Issuance of common stock....      --          8,930             90       226,243            --              --
  Issuance of common stock
    under stock option
    plans.....................      --          1,045             10        23,413       (23,423)             --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........      --             39             --         1,048            --              --
  Repayments of notes
    receivable from sale of
    common stock..............      --             --             --            --        23,669              --
  Net increase in
    shareholders' equity
    resulting from
    operations................      --             --             --            --            --          76,994
  Cumulative effect of change
    in accounting principle...      --             --             --            --            --          (6,165)
  Distributions...............      --             --             --            --       (74,557)             --
                                  ----         ------         ------      --------      --------        --------
Balance at December 31,
  2001........................    $ --         38,017         $  380      $699,291      $(27,143)       $ (3,823)
                                  ====         ======         ======      ========      ========        ========


                                  UNREALIZED
                                 APPRECIATION        TOTAL
                                (DEPRECIATION)   STOCKHOLDERS'
                                OF INVESTMENTS      EQUITY
                                --------------   -------------
Balance at January 1, 1999....     $  7,783        $152,723
                                   --------        --------
  Issuance of common stock....           --          89,208
  Issuance of common stock
    under stock option
    plans.....................           --              95
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........           --             693
  Repurchase of common stock
    warrants..................           --          (2,165)
  Issuance of restricted
    shares....................           --             166
  Net increase in
    shareholders' equity
    resulting from
    operations................       69,583          97,201
  Distributions...............           --         (26,176)
                                   --------        --------
Balance at December 31,
  1999........................     $ 77,366        $311,745
                                   ========        ========
  Issuance of common stock....           --         185,318
  Issuance of common stock
    under stock option
    plans.....................           --              --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........           --             742
  Repayments of notes
    receivable from sale of
    common stock..............           --           2,365
  Net decrease in
    shareholders' equity
    resulting from
    operations................      (53,582)         (4,373)
  Distributions...............           --         (50,630)
                                   --------        --------
Balance at December 31,
  2000........................     $ 23,784        $445,167
                                   ========        ========
  Issuance of common stock....           --         226,333
  Issuance of common stock
    under stock option
    plans.....................           --              --
  Issuance of common stock
    under the Dividend
    Reinvestment Plan.........           --           1,048
  Repayments of notes
    receivable from sale of
    common stock..............           --          23,669
  Net increase in
    shareholders' equity
    resulting from
    operations................      (58,389)         18,605
  Cumulative effect of change
    in accounting principle...        6,165              --
  Distributions...............      (74,557)
                                   --------        --------
Balance at December 31,
  2001........................     $(28,440)       $640,265
                                   ========        ========

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2001            2000            1999
                                                              -------------   -------------   -------------
Operating activities:
Net increase (decrease) in shareholders' equity resulting
  from operations...........................................   $   18,605      $   (4,373)     $   97,201
Adjustments to reconcile net increase (decrease) in
  shareholders' equity resulting from operations to net cash provided by operating activities:
    Unrealized depreciation (appreciation) of investments...       58,389          53,582         (69,583)
    Net realized gain on investments........................       (5,369)         (4,538)         (3,636)
    Accretion of loan discounts.............................       (9,090)         (4,317)         (2,049)
    Increase in accrued payment-in-kind dividends and
    interest................................................      (15,713)         (5,550)         (3,038)
    Collection of loan origination fees.....................        1,840              --              --
    Amortization of deferred finance costs..................          718           1,187             854
    Increase in interest receivable.........................       (8,022)         (2,518)           (856)
    Receipt of note for prepayment penalty..................           --            (884)             --
    Increase in other assets................................       (2,721)         (2,790)         (5,798)
    (Decrease) increase in other liabilities................       (2,374)          2,946           6,090
                                                               ----------      ----------      ----------
Net cash provided by operating activities...................       36,263          32,745          19,185
Investing activities:
  Proceeds from sale of investments.........................        9,952           2,004          27,823
  Collection of payment-in-kind notes.......................        5,008           1,261              --
  Collection of accreted loan discounts.....................          623             257             208
  Principal repayments......................................       67,863          30,603          31,674
  Purchases of investments..................................     (381,758)       (276,138)       (171,595)
  Purchases of securities...................................           --              --         (12,900)
  Repayments of notes receivable issued in exchange for
    common stock............................................       23,669           2,365              --
                                                               ----------      ----------      ----------
Net cash used in investing activities.......................     (274,643)       (239,648)       (124,790)
Financing activities:
  Repayments of short term notes payable, net...............           --              --          (5,000)
  Proceeds from asset securitization........................       28,214          87,200              --
  Drawings on (repayments of) revolving credit facilities,
    net.....................................................       79,644         (10,543)         48,545
  Repayment of notes payable................................      (11,919)             --              --
  Increase in deferred financing costs......................         (319)         (2,243)         (2,427)
  Issuance of common stock..................................      227,381         185,318          89,451
  Repurchase of common stock warrants.......................           --              --          (2,165)
  Distributions paid........................................      (77,300)        (44,050)        (26,158)
                                                               ----------      ----------      ----------
Net cash provided by financing activities...................      245,701         215,682         102,246
                                                               ----------      ----------      ----------
Net increase (decrease) in cash and cash equivalents........        7,321           8,779          (3,359)
Cash and cash equivalents at beginning of period............       11,569           2,790           6,149
                                                               ----------      ----------      ----------
Cash and cash equivalents at end of period..................   $   18,890      $   11,569      $    2,790
                                                               ==========      ==========      ==========
Supplemental Disclosures:
  Cash paid for interest....................................   $   10,047      $    7,830      $    4,385
Non-Cash financing activities:
  Issuance of common stock in conjunction with dividend
    reinvestment............................................   $    1,048      $      742      $      693
  Notes receivable issued in exchange for common stock
    associated with the exercise of employee stock
    options.................................................   $   23,423      $    6,702      $   22,752
  Net repayment of short term notes payable.................   $       --      $       --      $   80,948
  Receipt of short term note in exchange for principal
    repayment of
    long term note..........................................   $       --      $    8,424      $   22,752

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED        THREE MONTHS
                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,          ENDED
                                            2001            2000            1999            1998        DECEMBER 31, 1997
                                        -------------   -------------   -------------   -------------   ------------------
Per Share Data (2)
Net asset value at beginning of the
  period..............................     $  15.90        $  17.08        $  13.80        $  13.61          $  13.60
Net operating income (1)..............         2.27            2.00            1.79            1.30              0.16
Realized gain on investments..........         0.17            0.21            0.20              --                --
(Decrease) increase in unrealized
  appreciation on investments (1).....        (1.85)          (2.41)           5.08            0.23              0.06
                                           --------        --------        --------        --------          --------
Net increase (decrease) in
  shareholders' equity resulting from
  operations..........................     $   0.59        $  (0.20)       $   7.07        $   1.53          $   0.22
Issuance of common stock..............         1.79            0.70            0.71              --                --
Effect of antidilution (dilution).....         0.86            0.49           (2.76)             --                --
Distribution of net investment
  income..............................        (2.30)          (2.17)          (1.74)          (1.34)            (0.21)
                                           --------        --------        --------        --------          --------
Net asset value at end of period......     $  16.84        $  15.90        $  17.08        $  13.80          $  13.61
Per share market value at end of
  period..............................     $  28.35        $  25.19        $  22.75        $  17.25          $  18.13
Total return (3) (4)..................        22.33%          20.82%          44.36%           2.16%            22.23%
Shares outstanding at end of period...       38,017          28,003          18,252          11,081            11,069

Ratio/Supplemental Data
Net assets at end of period...........     $640,265        $445,167        $311,745        $152,723          $150,652
Average Net assets....................     $542,716        $378,456        $232,234        $151,688          $150,596
Ratio of operating expenses, net of
  interest expense, to average net
  assets (5) .........................         4.10%           4.68%           5.02%           5.34%             4.34%
Ratio of interest expense to average
  net assets..........................         1.91%           2.56%           2.03%           0.04%               --
                                           --------        --------        --------        --------          --------
Ratio of operating expenses to average
  net assets (5)......................         6.01%           7.24%           7.05%           5.38%             4.34%
Ratio of net operating income to
  average net assets (5)..............        13.20%          11.80%          10.33%           9.43%             4.42%

--------------------------

(1) Adoption of the provisions in the AICPA Audit and Accounting Guide for Investment Companies effective for the year ended December 31, 2001 decreased net operating income per share $0.03, and increased unrealized depreciation on investments per share for the year ended December 31, 2001.

(2) Basic per share data.

(3) Total return equals the increase (decrease) of the ending market value over the beginning market value plus reinvested dividends, divided by the beginning market value.

(4) Amount was not annualized for the results of the three-month period ended December 31, 1997.

(5) Amount was annualized for the results of the three-month period ended December 31, 1997.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
             (DOLLARS IN THOUSANDS EXCEPT ASSET COVERAGE PER UNIT)

                                                       TOTAL
                                                      AMOUNT
                                                    OUTSTANDING
                                                   EXCLUSIVE OF
                                                     TREASURY      ASSET COVERAGE    AVERAGE MARKET
SENIOR SECURITIES--YEAR AND CLASS                  SECURITIES(1)    PER UNIT(2)     VALUE PER UNIT(3)
---------------------------------                  -------------   --------------   -----------------
NOTES PAYABLE
1992.............................................          --              --              NA
1993.............................................          --              --              NA
1994.............................................          --              --              NA
1995.............................................          --              --              NA
1996.............................................          --              --              NA
1997.............................................          --              --              NA
1998.............................................     $85,948          $2,777              NA
1999.............................................          --              --              NA
2000.............................................      87,200           6,105              NA
2001.............................................     103,495           7,186              NA
2002 (as of March 31--UNAUDITED).................     244,676           3,547              NA

REVOLVING LINE OF CREDIT
1992.............................................          --              --              NA
1993.............................................          --              --              NA
1994.............................................          --              --              NA
1995.............................................          --              --              NA
1996.............................................          --              --              NA
1997.............................................          --              --              NA
1998.............................................      30,000           6,091              NA
1999.............................................      78,545           4,969              NA
2000.............................................      68,002           7,546              NA
2001.............................................     147,646           5,336              NA
2002 (as of March 31--UNAUDITED).................     107,890           6,775              NA

------------------------

(1) Total amount of each class of senior securities outstanding at the end of the period presented.

(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's total assets, less all liabilities and indebtedness not represented by senior securities, dividend by senior securities representing indebtedness per each $1,000 of indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3) Not applicable, as senior securities are not registered for public trading.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                         NOTES TO FINANCIAL STATEMENTS

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 1. ORGANIZATION

    American Capital Strategies, Ltd., a Delaware corporation (the "Company"), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382 shares of common stock ("Common Stock"), and became a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company is operating as a holding company whose predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests.

    The Company is the parent of American Capital Financial Services ("ACFS") and through ACFS continues to provide financial advisory services to businesses, principally the Company's portfolio companies. The Company is headquartered in Bethesda, Maryland, and has offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company's reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly owned subsidiary, ACFS (see Note 13). The Company has no foreign operations.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States and Article 6 of Regulation S-X of the Code of Federal Regulations. The Company consolidates its investment in ACFS.

VALUATION OF INVESTMENTS

    Investments are carried at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which the Company has various degrees of trading restrictions, the Company prepares an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on; valuations of comparable public companies,

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company and the liquidation value of the company's assets. The Company will use weighting of some or all of the above valuation methods. In valuing convertible debt, equity or other securities the Company will value its equity investment based on its pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. The Board of Directors will value non-convertible debt securities at cost plus amortized original issue discount ("OID") to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the company. If the estimated enterprise value is less than the outstanding debt of the company, the Board of Directors will reduce the value of the Company's debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned (see Note 3).

CASH AND CASH EQUIVALENTS

    Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

INTEREST AND DIVIDEND INCOME RECOGNITION

    Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of equity warrants obtained in conjunction with the acquisition of debt securities. Loan origination fees collected upon the funding of a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Dividend income is recognized on the ex-dividend date. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. For loans with payment-in-kind ("PIK") interest features, the Company bases income accruals on the valuation of the PIK notes received from the borrower. If the portfolio company valuation indicates a value of the PIK notes that is not sufficient to cover the contractual interest, the Company will not accrue interest income on the notes.

FEE INCOME RECOGNITION

    Fees primarily include financial advisory, transaction structuring and prepayment premiums. Financial advisory fees represent amounts received for providing advice and analysis to middle market companies and are recognized as earned based on services provided. Transaction structuring fees represent amounts received for structuring, financing, and executing transactions and are generally

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment premiums are recognized as they are received.

REALIZED GAIN OR LOSS AND UNREALIZED APPRECIATION OR DEPRECIATION OF INVESTMENTS

    Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investments and the cost basis of the investments.

DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

    The Company operates to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine "taxable income." The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income; therefore, the statement of operations contains no provision for income taxes for the years ended December 31, 2001, 2000, and 1999.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

    Property and equipment are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years.

MANAGEMENT FEES

    The Company is self-managed and therefore does not incur management fees payable to third parties.

RECLASSIFICATIONS

    Certain previously reported amounts have been reclassified to conform to the current financial statement presentation.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

CONCENTRATION OF CREDIT RISK

    The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

RECENT ACCOUNTING PRONOUNCEMENTS

    The AICPA Audit and Accounting Guide for Investment Companies ("the Guide") was revised and its changes are effective for the Company's 2001 annual financial statements. Changes to the Guide affect the Company in two areas: 1) consolidation of operating subsidiaries and 2) the accounting for loan discounts and premiums.

    In implementing the provisions of the Guide, the Company has consolidated its investment in ACFS. Previously, the Company had accounted for its investment in ACFS under the equity method. This change had no effect on net operating income or net asset value. Prior year financial statements have been presented on a consolidated basis to conform to the current year's presentation.

    Under the provisions of the Guide, premiums and discounts on debt securities, including loan origination fees, are required to be amortized or accreted over the life of the investment using the effective interest method. Pursuant to the prior Guide, the Company's previous policy was to recognize loan origination fees when they were collected.

    In adopting this new requirement, the Company calculated the cumulative effect of the change in accounting for origination fees for all loans originated through December 31, 2000, and recorded a $6,200 increase in the value of debt investments and a $6,200 increase in the corresponding debt discount. In addition, the Company recorded an increase of $6,200 in net unrealized appreciation and a $6,200 decrease in distributions in excess of net realized earnings. The net impact of these changes results in the Company's net asset value remaining unchanged as specified in the guidance. For the year ended December 31, 2001, the Company has recorded $1,840 of origination fees as discounts and accreted $941 of discounts into interest income using the effective interest method. The impact of this change was a decrease in 2001 net operating income of $899, an increase in unrealized depreciation of $1,334, and an increase in net realized gains of $517. Upon early repayment of loans, collections of unamortized discounts are recognized as realized gains.

NOTE 3. INVESTMENTS

    Investments consist of securities issued by publicly- and privately-held companies, which have been valued at $863,799 as of December 31, 2001. These securities consist of senior debt, subordinated debt with equity warrants, preferred stock and common stock. The debt securities have effective interest rates ranging from 5.3% to 32.4% and are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. The Company's investments in equity warrants, common stock, and certain investments in preferred stock do not produce current income. The net unrealized appreciation in investments for Federal income tax purposes is the same as for book purposes. At December 31, 2001, one loan with a principal balance of $6,477 was 0-30 days

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

past due, one loan with a principal balance of $22,152 was 31-60 days past due, one loan with a principal balance of $14,400 was 61-90 days past due, and three loans with a total principal balance of $40,119 were greater than 90 days past due. In addition, four of the Company's investments with a total principal balance of $49,900 are on non-accrual status.

    Summaries of the composition of the Company's portfolio of publicly and non-publicly traded securities as of December 31, 2001 and 2000 at cost and fair value are shown in the following table:

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001            2000
COST                                                          -------------   -------------
Senior debt.................................................      18.3%           12.4%
Subordinated debt...........................................      57.7%           61.8%
Subordinated debt with non-detachable warrants..............       4.5%            6.9%
Preferred stock.............................................       4.9%            3.5%
Common stock warrants.......................................      12.0%           13.1%
Common stock................................................       2.6%            2.3%

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001            2000
FAIR VALUE                                                    -------------   -------------
Senior debt.................................................      18.7%           11.8%
Subordinated debt...........................................      58.7%           58.2%
Subordinated debt with non-detachable warrants..............       4.6%            6.6%
Preferred stock.............................................       2.9%            3.3%
Common stock warrants.......................................      12.8%           17.1%
Common stock................................................       2.3%            3.0%

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    The following table shows the portfolio composition by industry grouping at cost and at fair value:

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001            2000
COST                                                          -------------   -------------
Manufacturing...............................................      72.1%           66.0%
Wholesale & Retail..........................................       9.1%            7.5%
Service.....................................................       5.0%            7.8%
Information Technology......................................       3.5%            5.0%
Transportation..............................................       3.4%            0.8%
Healthcare..................................................       3.1%            4.5%
Construction................................................       2.9%            4.3%
Financial Services..........................................       0.4%            0.0%
Telecommunications..........................................       0.3%            0.4%
Internet....................................................       0.2%            0.3%
Media.......................................................       0.0%            3.4%

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001            2000
FAIR VALUE                                                    -------------   -------------
Manufacturing...............................................      71.8%           65.0%
Wholesale & Retail..........................................       9.2%            7.4%
Service.....................................................       4.7%            7.2%
Information Technology......................................       4.0%            4.9%
Transportation..............................................       3.5%            0.8%
Construction................................................       2.9%            4.3%
Healthcare..................................................       2.8%            4.1%
Financial Services..........................................       0.5%            0.0%
Telecommunications..........................................       0.5%            2.8%
Internet....................................................       0.1%            0.3%
Media.......................................................       0.0%            3.2%

    Management expects that the largest percentage of its investments will continue to be in manufacturing companies, but diversified into different sectors as defined by Standardized Industrial Classification ("SIC") codes. The current investment composition within the manufacturing segment includes investments in 33 different manufacturing SIC codes, with the largest percentages being 5.9% in SIC code 2600 ("Paper and Allied Products"), and 9.1% in SIC code 3531 ("Construction Machinery and Equipment") as of December 31, 2001 and 2000, respectively.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    The following table shows the portfolio composition by geographic location at cost and at fair value:

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2001           2000
COST                                                          ------------   ------------
Northeast...................................................      22.8%          18.1%
Mid-Atlantic................................................      22.5%          27.0%
Southeast...................................................      16.0%          21.1%
Southwest...................................................      14.6%          13.5%
North-Central...............................................      14.5%           9.2%
South-Central...............................................       9.6%          11.1%

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2001            2000
FAIR VALUE                                                    -------------   -------------
Northeast...................................................      27.1%           18.2%
Mid-Atlantic................................................      17.4%           25.9%
Southeast...................................................      16.2%           22.5%
Southwest...................................................      14.9%           13.3%
North-Central...............................................      14.8%            9.3%
South-Central...............................................       9.6%           10.8%

NOTE 4. COMMITMENTS AND OBLIGATIONS

    BORROWINGS

    As of December 31, 2001 and 2000, the Company, through ACAS Funding Trust I ("Trust I"), an affiliated business trust, had $147,600 and $68,000, respectively, in borrowings outstanding under a $225,000 revolving debt-funding facility. The facility expires during April 2003. Trust I is collateralized by $494,900 of the Company's loans. The full amount of principal will be amortized over a 24-month period at the end of the term and interest is payable monthly. Interest on borrowings under this facility is charged at one month LIBOR (1.88% at December 31, 2001) plus 125 basis points. During the years ended
December 31, 2001 and 2000, the Company had weighted average outstanding borrowings under this facility of $66,600 and $94,700, respectively.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                         NOTES TO FINANCIAL STATEMENTS

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 ("Trust II"), an affiliated business trust, and contributed to Trust II $153,700 in loans. Subject to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust II was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by an affiliate of Trust II. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of December 31, 2000, Trust II had issued all $69,200 of Class A notes, and $18,000 of Class B notes; in January 2001, Trust II issued the remaining $28,200 of the Class B notes. The notes are backed by loans to 29 of the Company's portfolio companies. The
Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. The transfer of the assets to Trust II and the related sale of notes by Trust II have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". Repayments received on the loans are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust II, the Company has entered into interest rate swaps to mitigate the related interest rate risk (see
Note 8). During the years ended December 31, 2001 and 2000, the weighted average outstanding balance of the Class A and B notes was $109,448 and $2,859, respectively. At December 31, 2001 and 2000 total borrowings outstanding under the asset securitization was $103,495 and $87,200, respectively.

    The weighted average interest rates on all of the Company's borrowings, including amortization of deferred finance costs, for the years ended December 31, 2001, 2000, and 1999 were 5.88%, 9.93%, and 9.70% respectively.

    For the above borrowings, the fair value of the borrowings approximates cost.

    COMMITMENTS

    The Company has non-cancelable operating leases for office space and office equipment. The leases expire over the next eight years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2001, 2000, and 1999 was approximately $1,507, $797, and $643, respectively.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    Future minimum lease payments under non-cancelable operating leases at December 31, 2001 were as follows:

2002........................................................  $1,398
2003........................................................   1,382
2004........................................................   1,310
2005........................................................     532
2006 and thereafter.........................................   2,126
                                                              ------
Total.......................................................  $6,748
                                                              ======

    In addition, at December 31, 2001, the Company had commitments under loan agreements to fund up to $8,609 to three portfolio companies. These commitments are composed of two working capital credit facilities and one acquisition credit facility. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company's portfolio. The contractual payment terms of the Company's borrowings and operating lease obligations at December 31, 2001 are as follows:

                                                             PAYMENTS DUE BY PERIOD
                                       -------------------------------------------------------------------
CONTRACTUAL OBLIGATIONS                 TOTAL     LESS THAN 1 YEAR   1-3 YEARS   4-5 YEARS   AFTER 5 YEARS
-----------------------                --------   ----------------   ---------   ---------   -------------
Revolving Debt Funding Facility......  $147,646        $   --        $147,646     $    --       $   --
Notes Payable........................   103,495         6,534          84,396      12,565           --
Operating Leases.....................     6,748         1,398           3,224       1,060        1,066

NOTE 5. STOCK OPTION PLAN

    The Company applies APB No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS 123, "Accounting for Stock-Based Compensation" (SFAS 123), the Company elected to continue to apply the provisions of APB 25 and provide pro forma disclosure of the Company's consolidated net operating income and net increase (decrease) in shareholders' equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123. The 1997 Stock Option Plan (the "1997 Plan") provided for the granting of options to purchase up to 1,328 shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to employees of the Company. In May 1998, the Company authorized 500 additional shares to be granted under the 1997 Plan. During May 2000, shareholders approved the 2000 Stock Option Plan (the "2000 Plan") which provided for the granting of options to purchase 2,000 shares of common stock. In May 2001, the Company authorized 1,800 additional shares to be granted under the 2000 Plan. As of December 31, 2001, there are 94 and 181 shares available to be granted under the 1997 and 2000 Plans, respectively.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    On November 6, 1997, the Board of Directors authorized the establishment of a stock option plan for the non-employee directors (the "Director Plan"). Shareholders at the annual meeting held on May 14, 1998 approved the Director Plan. The Company received approval of the plan from the Securities and Exchange Commission on May 14, 1999. The Company has issued from 15 to 20 options to each of the non-employee directors for a total grant of 125 options. At December 31, 2001, there are 25 shares available for grant under the Director Plan.

    Options granted under the 1997 and 2000 Plans may be either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options; options granted under the Director Plan are nonstatutory stock options. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options under the 1997 and 2000 Plans. Options under both the 1997 and 2000 Plans and the Director Plan generally vest over a three-year period. Incentive stock options must have a per share exercise price of no less than the fair market value on the date of the grant. Nonstatutory stock options granted under the 1997 and 2000 Plans and the Director Plan must have a per share exercise price of no less than the fair market value on the date of the grant. Options granted under both plans may be exercised for a period of no more than ten years from the date of grant. The following table summarizes the effect of incentive stock options on consolidated net operating income and the increase (decrease) in shareholders' equity resulting from operations:

                                                   YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               DECEMBER 31, 2001    DECEMBER 31, 2000    DECEMBER 31, 1999
                                               ------------------   ------------------   ------------------
Net operating income
  As reported................................        $71,625             $ 44,670              $23,982
  Pro forma..................................        $59,786             $ 37,477              $21,964

Net increase (decrease) in shareholders'
  equity resulting from operations
  As reported................................        $18,605             $ (4,373)             $97,201
  Pro forma..................................        $ 6,766             $(11,566)             $95,183

    The effects of applying SFAS 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase (decrease) in shareholders' equity resulting from operations for future years.

    For options granted during the year ended December 31, 2001, the Company estimated a fair value per option on the date of grant of $5.07 using a Black-Scholes option pricing model and the following assumptions: dividend yield 8.1%, risk-free interest rate 4.3%, expected volatility factor .41, and expected lives of the options of 5 years.

    For options granted during the year ended December 31, 2000, the Company estimated a fair value per option on the date of grant of $4.72 using a Black-Scholes option pricing model and the following assumptions: dividend yield 8.6%, risk-free interest rate 5.0%, expected volatility factor .43, and expected lives of the options of 5 years.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    For options granted during the year ended December 31, 1999, the Company estimated a fair value per option on the date of grant of $6.12 using a Black-Scholes option pricing model and the following assumptions: dividend yield 7.7%, risk-free interest rate 6.4%, expected volatility factor .32, and expected lives of the options of 7 years.

    A summary of the status of the Company's stock option plans as of and for the years ended December 31, 2001 and 2000 is as follows:

                                                           YEAR ENDED                    YEAR ENDED
                                                        DECEMBER 31, 2001             DECEMBER 31, 2000
                                                   ---------------------------   ---------------------------
                                                                  WEIGHTED                      WEIGHTED
                                                              AVERAGE EXERCISE              AVERAGE EXERCISE
                                                    SHARES         PRICE          SHARES         PRICE
                                                   --------   ----------------   --------   ----------------
Options outstanding, beginning of year...........    1,504         $21.97           354          $17.60
Granted..........................................    2,335         $26.42         1,529          $22.81
Exercised........................................   (1,045)        $22.84          (290)         $21.53
Canceled.........................................     (154)        $22.62           (89)         $20.47
                                                    ------         ------         -----          ------
Options outstanding, end of year.................    2,640         $25.52         1,504          $21.97
                                                    ======         ======         =====          ======
Options exercisable at year end..................    2,616                        1,459

    The following table summarizes information about stock options outstanding at December 31, 2001:

                                         OPTIONS OUTSTANDING                         OPTIONS EXERCISABLE
                          --------------------------------------------------   -------------------------------
                              NUMBER           WEIGHTED                            NUMBER
                          OUTSTANDING AT       AVERAGE           WEIGHTED      EXERCISABLE AT      WEIGHTED
RANGE OF                   DECEMBER 31,       REMAINING          AVERAGE        DECEMBER 31,       AVERAGE
EXERCISE PRICES                2001        CONTRACTUAL LIFE   EXERCISE PRICE        2001        EXERCISE PRICE
---------------           --------------   ----------------   --------------   --------------   --------------
    $15.00 to $21.99            101            6.9 Years          $18.86              88            $18.45
    $22.00 to $22.99            529            8.4 Years          $22.83             519            $22.83
    $23.00 to $25.99            478            9.2 Years          $25.18             478            $25.18
    $26.00 to $27.99          1,085            9.4 Years          $26.23           1,084            $26.23
    $28.00 to $28.88            447            9.9 Years          $28.87             447            $28.87
                              -----            ---------          ------           -----            ------
    $15.00 to $28.88          2,640            9.2 Years          $25.52           2,616            $25.55
                              =====            =========          ======           =====            ======

    During 2001 and 2000, the Company issued 1,045 and 290 shares, respectively, of common stock to employees of the Company, pursuant to option exercises, in exchange for notes receivable totaling $23,423 and $6,702, respectively. These transactions were executed pursuant to the 2000 and the 1997 Plans, which allow the Company to lend to its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased and are otherwise full recourse loans. Certain of the loans are also secured by pledges of life insurance policies. Interest is charged and paid on such loans at a market rate of interest.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 6. CAPITAL STOCK

    In June, September, and December 2001, the Company sold 5,175, 1,800, and 1,955 shares of common stock, respectively, in three follow-on equity offerings. The net proceeds of the offerings of approximately $226,333 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

    In May and November 2000, the Company sold 6,325 and 3,105 shares of common stock, respectively, in two follow-on equity offerings. The net proceeds of the offerings of approximately $185,318 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

    In August 1999, the Company sold 5,605 shares of common stock. The net proceeds of the offering of approximately $89,208 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

    The Company declared dividends of $74,557, $50,630, and $26,176, or $2.30, $2.17, and $1.74 per share for the years ended December 31, 2001, 2000, and 1999, respectively.

    On August 29, 1997, the Company completed its IPO and sold 10,382 shares of its common stock at a price of $15.00 per share. Pursuant to the terms of the Company's agreement with the underwriter of the offering, the Company issued 443 common stock warrants ("Warrants") to the underwriter. The Warrants have a term of five years from the date of issuance and may be exercised at a price of $15.00 per share. During August and December 2001, the underwriter exercised 15 of these warrants. During December 1999, the Company repurchased 394 of these Warrants at a price of $5.50 per warrant. As of December 31, 2001, there are 34 Warrants outstanding.

NOTE 7. REALIZED GAIN ON INVESTMENTS

    During August and December 2001, the Company exited its investment in Cornell Companies, Inc. ("Cornell") through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $31,669 in total proceeds from the sale and recognized a net realized gain of $2,140. The realized gain was comprised of $1,257 of unamortized OID on the subordinated debt and $883 of gain on the common stock warrants. In conjunction with the sale, the Company also recorded $751 of unrealized depreciation to reverse previously recorded unrealized appreciation.

    During December 2001, the Company sold its investment in BIW Connector Systems, LLC ("BIW"). The Company's investment in BIW included senior debt and senior subordinated debt with common stock warrants. The Company received $8,380 in total proceeds from the sale and recognized a net realized gain of $1,823. The realized gain was comprised of $418 of unamortized OID on the subordinated debt and $1,405 of gain on the common stock warrants. In conjunction with the sale, the Company also recorded $1,416 of unrealized depreciation to reverse previously recorded unrealized appreciation.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    During April 2001, the Company converted its common stock investment in Mobile Tool, Inc., to subordinated debt by exercising its put rights. The Company realized a gain of $2,452 on this conversion. In conjunction with the sale, the Company also recorded $1,738 of unrealized depreciation to reverse previously recorded unrealized appreciation.

    In addition, during 2001, the Company realized losses of $500 and $592 on the write-off of its common stock investments on the sale of Erie Forge & Steel, and on Biddeford Textile Corp, which filed for bankruptcy protection under Chapter 11. The Company also recorded unrealized appreciation of $500 and $592, respectively; to reverse previously recorded unrealized depreciation.

    During January and September 2001, the Company sold its common stock warrants in The L.A. Studios, Inc. The Company received net proceeds of $950 from the sale and realized a gain of $24. The realized gain was comprised of $126 of unamortized OID, net of a $102 loss on the common stock warrants. In conjunction with the sale, the Company also recorded $24 of unrealized depreciation to reverse previously recorded unrealized appreciation.

    During 2000, one of the Company's portfolio companies, o2wireless, completed an initial public offering. In conjunction with the offering, o2wireless repaid the Company's $13,000 subordinated note. In addition, the Company exercised and sold 180 of the 2,737 common stock warrants it owns. Because of these transactions, the Company realized a gain of $4,303 which was comprised of $2,475 of unamortized OID and $1,828 of gain on the sale of the exercised warrants.

    During March 1999, the Company sold its investment in Four-S Baking Company ("Four-S"). The Company's investment included senior debt, subordinated debt, preferred stock, common stock and common stock warrants. The Company received $7,200 in total proceeds from the sale and realized a gain of $316. The realized gain was comprised of $331 of unamortized OID on the subordinated debt and a net loss of $15 on the common stock and warrants. In addition, the Company earned prepayment fees of $87 from the early repayment of the senior and subordinated debt. In conjunction with the sale, the Company also recorded $177 of unrealized depreciation to reverse previously recorded unrealized appreciation.

    During June 1999, the Company received a prepayment of subordinated debt from Specialty Transportation Services, Inc. ("STS") in the amount of $7,500. In conjunction with the repayment, the Company received prepayment fees of $225 and realized a gain of $551 from unamortized OID. In October 1999, the Company received a prepayment of the remaining balance of its subordinated debt investment in STS of $515, including prepayment penalties. In addition, STS repurchased from the Company the common stock and common stock purchase warrants owned by the Company for total consideration of $3,000. The Company recorded $1,844 of realized gains and reversed $1,806 of previously unrealized appreciation on the sale of the subordinated debt, common stock and common stock purchase warrants. In addition, STS paid a $1,000 fee to cancel an investment-banking contract between ACFS and STS.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 8. INTEREST RATE RISK MANAGEMENT

    The Company has entered into interest rate swap agreements with two large commercial banks as part of its strategy to manage interest rate risks and to fulfill its obligation under the terms of its revolving debt funding facility and asset securitization. The Company uses interest rate swap agreements for hedging and risk management only and not for speculative purposes. During the year ended December 31, 2001, the Company entered into 17 interest rate swap agreements with an aggregate notional amount of $264,165. Pursuant to these swap agreements, the Company pays either a variable rate equal to the prime lending rate (4.75% and 9.50% at December 31, 2001 and 2000, respectively) and receives a floating rate of the one-month LIBOR (1.88% and 6.57% at December 31, 2001 and 2000, respectively), or pays a fixed rate and receives a floating rate of the one-month LIBOR. At December 31, 2001 and 2000, the swaps had a remaining weighted average maturity of approximately 4.6 and 5.6 years, respectively. At December 31, 2001 and 2000, the fair value of the interest rate swap agreements represented a liability of $5,533 and $1,070, respectively. The following table presents the notional principal amounts of interest rate swaps by class:

                                                    NUMBER OF   NOTIONAL VALUE AT    NOTIONAL VALUE AT
TYPE OF INTEREST RATE SWAP                          CONTRACTS   DECEMBER 31, 2001    DECEMBER 31, 2000
--------------------------                          ---------   ------------------   ------------------
Pay fixed, receive LIBOR floating.................      9            $102,919             $102,123
Pay prime floating, receive LIBOR floating........      8             161,246              166,030
                                                       --            --------             --------
Total.............................................     17            $264,165             $268,153
                                                       ==            ========             ========

NOTE 9. INCOME TAXES

    The Company operates to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income. Therefore, the statement of operations contains no provision for income taxes for the years ended December 31, 2001, 2000, and 1999. The Company's consolidated operating subsidiary, ACFS, is subject to federal income tax, but operated at a loss during the years ended December 31, 2001, 2000, and 1999. An income tax benefit of $2,000 and $912 was recorded during the years ended December 31, 2000 and 1999, respectively. At
December 31, 2001 and 2000, ACFS had a deferred tax asset of $3,938 and $3,131, respectively, that has been fully reserved, and is comprised primarily of net operating loss carry forwards.

    The aggregate gross unrealized appreciation of the Company's investments over cost for Federal income tax purposes was $23,199 and $42,164 as of December 31, 2001 and 2000, respectively. The aggregate gross unrealized depreciation of the Company's investments under cost for Federal income tax purposes was $42,131 and $13,292 at December 31, 2001 and 2000, respectively. The net unrealized depreciation over cost was $18,932 at December 31, 2001, and the net unrealized appreciation over cost was $28,872 at December 31, 2000. The aggregate cost of securities for Federal income tax purposes was $882,731 and $557,944 as of December 31, 2001 and 2000, respectively.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                         NOTES TO FINANCIAL STATEMENTS

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    The Company obtained a ruling in April 1998 from the IRS which the Company had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M in order for the Company to avoid incurring a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling, the Company elected to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If the Company were to divest itself of any assets in which it had built-in gains before the end of a ten-year recognition period, the Company would then be subject to tax on its built-in gain.

    During 2001, 2000 and 1999, the Company paid Federal income taxes of $0, $759 and $309, respectively, on retained realized gains recorded during the tax years ended September 30, 2001, 2000 and 1999. The payments were treated as deemed distributions because taxes were paid on behalf of the shareholders. As a result, the Company did not record income tax expense.

NOTE 10. EMPLOYEE STOCK OWNERSHIP PLAN

    The Company maintains an Employee Stock Ownership Plan ("ESOP"), which includes all employees and is fully funded on a pro rata basis by the Company. Contributions are made at the Company's discretion up to the lesser of $30 or 25% of annual compensation expense for each employee. Employees are not fully vested until completing five years of service. For the years ended December 31, 2001, 2000, and 1999, the Company contributed $187, $179, and $88 to the ESOP, respectively, or 3% of total eligible employee compensation.

    The Company sponsors an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

NOTE 11. EARNINGS PER SHARE

    The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2001, 2000, and 1999:

                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2001             2000             1999
                                                ------------     ------------     ------------
Numerator for basic and diluted earnings
  (loss) per share...........................     $18,605          $(4,373)         $97,201
Denominator for basic weighted average
  shares.....................................      31,487           22,323           13,744
Employee stock options.......................         217               80              167
Contingently issuable shares*................         282              328              303
Warrants.....................................          15               17               80
                                                  -------          -------          -------
Dilutive potential shares....................         514              425              550
                                                  -------          -------          -------
Denominator for diluted weighted average
  shares.....................................      32,001           22,748           14,294
                                                  -------          -------          -------
Basic earnings (loss) per share..............     $  0.59          $ (0.20)         $  7.07
Diluted earnings (loss) per share............     $  0.58          $ (0.19)         $  6.80

------------------------

* Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.

NOTE 12. RELATED PARTY TRANSACTIONS

    The Company has provided loans to employees for the exercise of options under the 1997 and 2000 Stock Option Plans. The loans require the current payment of interest at a market rate, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders' equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. During the year ended December 31, 2001, the Company issued $23,423 in loans to 33 employees for the exercise of options and related taxes. During the year ended December 31, 2000, the Company issued $6,702 in loans to 21 employees for the exercise of options and related taxes. The Company recognized interest income from these loans of $1,331 and $1,340 during the years ended December 31, 2001 and 2000, respectively.

    In connection with the issuance of the notes in 1999, the Company entered into agreements to purchase split dollar life insurance for three executive officers. The aggregate cost of the split dollar life insurance of $2,811 is being amortized over a ten-year period as long as each executive officer continues employment. During the period the loans are outstanding, the Company will have a collateral interest in the cash value and death benefit of these policies as additional security for the loans. Additionally, as long as the policy premium is not fully amortized, the Company will have a collateral interest in such items generally equal to the unamortized cost of the policies. In the event of an

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

individual's termination of employment with the Company before the end of such ten-year period, or, his election not to be bound by non-compete agreements, such individual must reimburse the company the unamortized cost of his policy. As of December 31, 2001, one employee has left the Company, but is bound by a non-compete agreement. For the years ended December 31, 2001 and 2000, the Company recorded $284 and $282 of amortization expense on the insurance policies, respectively.

NOTE 13. SEGMENT DATA

    The Company's reportable segments are its investing operations as a business development company ("ACAS") and the financial advisory operations of its wholly owned subsidiary, ACFS. The Company's accounting policies for segments are the same as those described in the "Summary of Significant Accounting Policies". The following table presents segment data for the year ended December 31, 2001:

                                                                ACAS       ACFS     CONSOLIDATED
                                                              --------   --------   ------------
Interest and dividend income................................  $ 88,286   $    --      $ 88,286
Fee income..................................................     1,395    14,556        15,951
                                                              --------   -------      --------
    Total operating income..................................    89,681    14,556       104,237
Interest....................................................    10,343        --        10,343
Salaries and benefits.......................................     2,357    12,214        14,571
General and administrative..................................     3,050     4,648         7,698
                                                              --------   -------      --------
    Total operating expenses................................    15,750    16,862        32,612
                                                              --------   -------      --------
Net operating income (loss).................................    73,931    (2,306)       71,625
Net realized gain on investments............................     5,369        --         5,369
Decrease in unrealized appreciation of investments..........   (58,389)       --       (58,389)
                                                              --------   -------      --------
Net increase (decrease) in shareholders' equity resulting
  from operations...........................................  $ 20,911   $(2,306)     $ 18,605
                                                              ========   =======      ========
Total assets................................................  $887,242   $16,942      $904,184

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

    The following table presents segment data for the year ended December 31, 2000:

                                                                ACAS       ACFS     CONSOLIDATED
                                                              --------   --------   ------------
Interest and dividend income................................  $ 58,733   $    --      $ 58,733
Fee income..................................................     3,995     7,324        11,319
                                                              --------   -------      --------
    Total operating income..................................    62,728     7,324        70,052
Interest....................................................     9,691        --         9,691
Salaries and benefits.......................................     2,179     9,080        11,259
General and administrative..................................     2,414     4,018         6,432
                                                              --------   -------      --------
    Total operating expenses................................    14,284    13,098        27,382
                                                              --------   -------      --------
Operating income (loss) before income taxes.................    48,444    (5,774)       42,670
Income tax benefit..........................................        --     2,000         2,000
Net operating income (loss).................................    48,444    (3,774)       44,670
Realized gain on investments................................     4,538         1         4,539
Decrease in unrealized appreciation of investments..........   (53,582)       --       (53,582)
                                                              --------   -------      --------
Net decrease in shareholders' equity resulting from
  operations................................................  $   (600)  $(3,773)     $ (4,373)
                                                              ========   =======      ========
Total assets................................................  $599,364   $14,635      $613,999

NOTE 14. SELECTED QUARTERLY DATA (UNAUDITED)

    The impact of the adoption of the accounting change, as discussed in Note 2, is illustrated by the following tables. The first table presents the Company's quarterly consolidated operating results after

                       AMERICAN CAPITAL STRATEGIES, LTD.

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

adoption of the Guide. The second table presents the Company's quarterly consolidated operating results using the Company's accounting policies prior to the adoption of the Guide:

                                      THREE MONTHS   THREE MONTHS    THREE MONTHS    THREE MONTHS
                                         ENDED          ENDED           ENDED            ENDED        YEAR ENDED
                                       MARCH 31,       JUNE 30,     SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                          2001           2001            2001            2001            2001
                                      ------------   ------------   --------------   -------------   -------------
                                      (UNAUDITED)    (UNAUDITED)     (UNAUDITED)      (UNAUDITED)
Total operating income..............     $22,693        $25,876          $25,439         $30,229       $104,237
Net operating Income ("NOI")........      15,052         16,033           19,112          21,428         71,625
Net (decrease) increase in
  shareholders' equity resulting
  from operations...................     $(9,902)       $11,251          $(1,661)        $18,917       $ 18,605
NOI per common share, basic.........     $  0.54        $  0.57          $  0.56         $  0.60       $   2.27
NOI per common share, diluted.......     $  0.53        $  0.56          $  0.55         $  0.59       $   2.24
(Loss) earnings per common share,
  basic.............................     $ (0.35)       $  0.39          $ (0.05)        $  0.52       $   0.59
(Loss) earnings per common share,
  diluted...........................     $ (0.35)       $  0.39          $ (0.05)        $  0.52       $   0.58
Basic Shares O/S....................      27,856         28,331           33,965          35,684         31,487
Diluted Shares O/S..................      28,278         28,883           34,524          36,254         32,001

                                      THREE MONTHS   THREE MONTHS    THREE MONTHS    THREE MONTHS
                                         ENDED          ENDED           ENDED            ENDED        YEAR ENDED
                                       MARCH 31,       JUNE 30,     SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                          2001           2001            2001            2001            2001
                                      ------------   ------------   --------------   -------------   -------------
                                      (UNAUDITED)    (UNAUDITED)     (UNAUDITED)      (UNAUDITED)
Total operating income..............     $22,792        $26,020          $25,589         $30,735       $105,136
Net operating Income................      15,151         16,177           19,262          21,934         72,524
Net (decrease) increase in
  shareholders' equity resulting
  from operations...................     $(9,601)       $11,594          $(1,302)        $19,630       $ 20,321
NOI per common share, basic.........     $  0.54        $  0.57          $  0.57         $  0.61       $   2.30
NOI per common share, diluted.......     $  0.54        $  0.56          $  0.56         $  0.61       $   2.27
(Loss) earnings per common share,
  basic.............................     $ (0.34)       $  0.41          $ (0.04)        $  0.55       $   0.65
(Loss) earnings per common share,
  diluted...........................     $ (0.34)       $  0.40          $ (0.04)        $  0.54       $   0.64
Basic Shares O/S....................      27,856         28,331           33,965          35,684         31,487
Diluted Shares O/S..................      28,278         28,883           34,524          36,254         32,001

    The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 [      , 2002]

                       AMERICAN CAPITAL STRATEGIES, LTD.
               STATEMENT OF ADDITIONAL INFORMATION [      , 2002]

    This Statement of Additional Information ("SAI") is not a prospectus, and
should be read in conjunction with the Prospectus dated [      , 2002] relating
to this offering (the "Prospectus") and the accompanying prospectus supplement, if any. A copy of the Prospectus and the relevant accompanying prospectus supplement, if any, may be obtained by calling American Capital
Strategies, Ltd. at (301) 951-6122 and asking for Shareholder Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                               PAGE IN THE       LOCATION
                                                                STATEMENT       OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN
                                                               INFORMATION    THE PROSPECTUS
                                                              -------------   --------------
General Information and History.............................    SAI-2           1, 41
Investment Objective and Policies...........................    SAI-2            47
Management..................................................    SAI-2            53
Compensation of Executive Officers..........................    SAI-2            56
Compensation of Directors...................................    SAI-3            --
Stock Option Awards.........................................    SAI-5            --
Committees of the Board of Directors........................     --              58
Control Persons and Principal Holders of Securities.........    SAI-7            --
Investment Advisory Services................................    SAI-8            --
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................    SAI-8            67
Consolidated Financial Statements...........................    SAI-8            F-1
Brokerage Allocation and Other Practices....................    SAI-8            --
Tax Status..................................................    SAI-9            45

                                     SAI-1

                        GENERAL INFORMATION AND HISTORY

    This SAI contains information with respect to American Capital Strategies, Ltd. (the "Company"). The Company, a Delaware corporation, was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382,437 shares of its common stock ("Common Stock") and became a non-diversified, closed end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code").

                       INVESTMENT OBJECTIVES AND POLICIES

    The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its shareholders' equity through the appreciation in value of the Company's equity interests in the companies in which it invests. The Company will at all times seek to conduct its business so as to retain its status as a BDC and to qualify to be taxed as a RIC. The Company seeks to achieve its investment objectives by lending to and investing primarily in middle market companies in a variety of industries and in diverse geographic locations primarily in the United States. At March 31, 2002, the Company's investment portfolio totaled $951 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the Prospectus. In addition to its core lending business, the Company also provides financial advisory services to businesses through American Capital Financial Services, Inc. ("ACFS"), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Chicago, and Dallas.

                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

    Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding the compensation of certain of its executive officers and directors.

    The following table sets forth certain details of the aggregate compensation paid to each of the three highest paid executive officers of the Company during 2000, as well as to each of the Company's executive officers who was also a director. For the aggregate compensation received by each non-employee director, see "Director Compensation."

                                     SAI-2

                               COMPENSATION TABLE
                           SUMMARY COMPENSATION TABLE
                            2001 COMPENSATION TABLE

                                                                            PENSION OR
                                                                            RETIREMENT
                                                                             BENEFITS
                                                           AGGREGATE      ACCRUED AS PART
                                                         COMPENSATION       OF COMPANY         TOTAL
NAME OF PERSON, POSITION                                FROM COMPANY(1)     EXPENSE(2)      COMPENSATION
------------------------                                ---------------   ---------------   ------------
Malon Wilkus
  Chief Executive Officer, President and Chairman of
  the Board of Directors..............................      $826,140          $4,800          $830,940

Adam Blumenthal
  Vice-Chairman and Director..........................      $523,353          $4,800          $528,153

John Erickson
  Executive Vice President, Chief Financial Officer
  and Secretary.......................................      $531,205          $4,800          $536,005

Ira Wagner
  Executive Vice President and Chief Operating
  Officer.............................................      $526,139          $4,800          $530,939

------------------------

    (1) The aggregate compensation from the Company for Messrs. Wilkus and Blumenthal includes salary in the amount of $264,000, $204,519, $201,250 and $191,561 respectively, and bonus in the amount of $562,140, $318,834, $329,955 and $334,578 respectively.

    (2) Represents the value of the Company's Common Stock allocated in 2001 to the Executive Officer's account in the ESOP.

NOTE: The named Executive Officers' estimated annual benefits under the ESOP upon retirement are not determinable.

    The Company has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Investment Company Act. Personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Company. However, they may purchase securities also owned by or under consideration for ownership by the Company only with the consent of the Company.

    You may read and copy this information at the commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. In addition, the Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20459-0102.

                             DIRECTOR COMPENSATION

    During 2001, each non-employee director received an annual retainer fee of $15,000 (non-employee directors who chaired a Board of Directors committee received a retainer of $17,500) and a

                                     SAI-3
fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. For 2002, each non-employee director will be paid an annual retainer of $20,000 (non-employee directors who chair a Board of Directors committee will receive a retainer of $25,000) and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board and committee meetings. Directors who are employees of the Company do not receive additional compensation for service as a member of the Board of Directors.

    The following table sets forth the compensation received by each non-employee director during 2001:

                                                                  2001
NAME                                                          COMPENSATION
----                                                          ------------
Mary C. Baskin..............................................     $48,000
Neil M. Hahl................................................     $49,000
Philip R. Harper............................................     $59,000
Stan Lundine................................................     $54,000
Kenneth D. Peterson, Jr.....................................     $33,000
Eugene L. Podsiadlo.........................................     $     0
Alvin N. Puryear............................................     $56,000

DIRECTOR OPTION PLAN

    The Company established the 1997 Disinterested Director Stock Option Plan (the "Director Option Plan") for directors who are not employees of the Company. As of May 14, 1999, the Commission granted an exemption for the Director Option Plan, which was required under the 1940 Act for the Director Option Plan to become effective. The Director Option Plan provides for the issuance to participants of options to purchase an aggregate of 150,000 shares of Common Stock. Messrs. Hahl, Harper and Lundine, directors who were directors on the date of Board of Directors approval of the Director Option Plan, November 6, 1997, received automatic grants of options to purchase 15,000 shares of Common Stock. Dr. Puryear was granted options as of September 15, 1998, the date he became a director, conditioned on the issuance of the Commission exemption order. In addition, as of May 15, 2000, Messrs. Hahl, Harper, Lundine and Puryear received grants of options to purchase an additional 5,000 shares each. Ms. Baskin, Mr. Peterson and Mr. Podsiadlo were granted options for 15,000 shares each on June 15, 2000, and January 15, 2001 and November 15, 2001, respectively. Such options vest over a three-year period on each of the first three anniversaries of the respective dates noted above. The exercise price for the original option grants is $18.625 per share, which was the closing price of the Common Stock on the Nasdaq Stock Market as of May 14, 1999, the date the Commission exemption order became effective. The other options have exercise prices equal to the closing price of the Common Stock on the day preceding the date of grant.

LONG TERM INCENTIVE PLANS

    The Company currently maintains four long term incentive plans in which executive officers of the Company participate: (i) the ESOP in which all employees of the Company are eligible to participate after meeting minimum service requirements, and (ii) three employee option plans. The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan.

                                     SAI-4

    ESOP. The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP is a profit sharing plan, qualified under section 401(a) of the Code, designed to be invested primarily in Common Stock. The ESOP provides that participants will receive allocations of Common Stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her Common Stock ESOP account over a five-year period beginning on the date of first employment. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a
Section 401(k) profit sharing plan. The Company does not match or otherwise make contributions to the profit sharing plan.

    EMPLOYEE OPTION PLANS. The Company established the 2002 Employee Stock Option Plan, the 2000 Employee Stock Option Plan and the 1997 Stock Option Plan (collectively, the "Employee Option Plans") for the purpose of attracting and retaining executive officers and other key employees. Non-employee Directors may not participate. Options for a maximum of 1,828,252 shares of Common Stock were subject to issuance under the 1997 Stock Option Plan. All such options have been granted, although 97,620 of such options have been forfeited and are available for grant to other participants. Options for 1,716,393 shares of Common Stock have been exercised under the 1997 Stock Option Plan. Options for a maximum of 3,800,000 shares of Common Stock are subject to issuance under the 2000 Employee Stock Option Plan. Of such amount, options for 3,668,746 shares have been granted and options for 1,399,741 shares have been exercised. Options for a maximum of 1,950,000 shares of Common Stock are subject to issuance under the 2002 Employee Stock Option Plan. Of such amount, options for 1,123,400 shares have been granted, none of which have been exercised. The Compensation and Compliance Committee administers the Employee Option Plans and may grant options for a maximum of 608,782 shares to any single participant. The Compensation and Compliance Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation and Compliance Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distribution and recapitalizations. Options may be exercised during a period of no more ten years following the date of grant. The Compensation and Compliance Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions.

    The following table shows for each of the named Executive Officers (1) the number of options that were granted during 2001 under the 2000 Employee Stock Option Plan, (2) out of the total number of options granted to all employees, the percentage granted to the named Executive Officer, (3) the exercise price,
(4) the expiration date, and (5) the potential realizable value of the options, assuming

                                     SAI-5
that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term, at a 5% and 10% annualized rate.

                                                                                                              POTENTIAL REALIZABLE
                                                                                                                    VALUE AT
                                                                                                                 ASSUMED ANNUAL
                                                                                                                 RATES OF STOCK
                                 NUMBER OF        PERCENT OF TOTAL                                           PRICE APPRECIATION FOR
                                 SECURITIES       OPTIONS GRANTED                                                 OPTION TERM
                             UNDERLYING OPTIONS   TO EMPLOYEES IN      EXERCISE OR         EXPIRATION       ------------------------
                                  GRANTED           FISCAL YEAR        BASE PRICE             DATE              5%         10% ($)
                             ------------------   ----------------   ---------------   ------------------   ----------   -----------
Malon Wilkus...............         344,646            14.9%          $25.00-28.87(1)   2/9/11-12/10/11(1)  $5,751,713   $14,575,970

Adam Blumenthal............         117,474             5.1%          $25.00-28.87(2)   2/9/11-12/10/11(2)  $1,894,891   $ 4,802,026

John Erickson..............         218,813             9.4%          $25.00-28.87(3)   2/9/11-12/10/11(3)  $3,651,881   $ 9,254,584

Ira Wagner.................         194,155             8.4%          $25.00-28.87(4)   2/9/11-12/10/11(4)  $3,241,559   $ 8,214,746

Total Options Granted......       2,320,311             100%

------------------------------

    (1) Options for 64,646 shares have an exercise price of $25.00 per share and expire 2/9/11; options for 200,000 shares have an exercise price of $26.10 per share and expire 5/9/11; and options for 80,000 shares have an exercise price of $28.87 and expire 12/10/11.

    (2) Options for 57,474 shares have an exercise price of $25.00 per share and expire 2/9/11; options for 50,000 shares have an exercise price of $25.75 per share and expire 5/15/11; and options for 10,000 shares have an exercise price of $28.87 and expire 12/10/11.

    (3) Options for 38,313 shares have an exercise price of $25.00 per share and expire 2/9/11; options for 130,000 shares have an exercise price of $26.10 per share and expire 5/9/11; and options for 50,000 shares have an exercise price of $28.87 and expire 12/10/11.

    (4) Options for 34,155 shares have an exercise price of $25.00 per share and expire 2/9/11; options for 70,000 shares have an exercise price of $26.10 per share and expire 5/9/11; options for 40,000 shares have an exercise price of $25.75 and expire 5/15/11; and options for 50,000 shares have an exercise price of $28.87 and expire 12/10/11.

    The following table sets forth the details of option exercises by Executive Officers and members of the Board of Directors during 2001 and the values of the unexercised options at December 31, 2001.

                                     SAI-6

                 OPTION EXERCISES AND YEAR-END OPTION VALUES(1)

                                                         OPTIONS OUTSTANDING            VALUE OF OPTIONS
                              SHARES                        AT 12/31/2001               AT 12/31/2001(3)
                             ACQUIRED     VALUE(2)   ---------------------------   ---------------------------
                            ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                            -----------   --------   -----------   -------------   -----------   -------------
Malon Wilkus..............    208,200     $732,045     344,646            --        $624,984        $    --
Adam Blumenthal...........     92,550      196,669     210,024            --         824,049             --
John Erickson.............     54,740      345,231     302,773            --         856,205             --
Ira Wagner................     12,134      126,684     274,155            --         787,919             --
Mary C. Baskin............         --           --       5,000        10,000          27,685         55,370
Neil M. Hahl..............         --           --      16,666         3,334         157,182         22,628
Philip R. Harper..........     11,600       65,189          66         3,334             448         22,628
Stan Lundine..............         --           --      16,666         3,334         157,182         22,628
Kenneth D. Peterson,
  Jr......................         --           --          --        15,000              --         24,000
Eugene L. Podsiadlo.......         --           --          --        15,000              --          6,000
Alvin N. Puryear..........         --           --      16,666         3,334         157,182         22,628

------------------------

    (1) Option grants and exercises for Messrs. Hahl, Harper, Lundine, Podsiadlo and Puryear and Ms. Baskin pertain to the 1997 Disinterested Director Stock Option Plan. See "DIRECTOR COMPENSATION."

    (2) Value Realized is calculated at the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is a deemed market value, which may actually be realized only if the shares are sold at that price.

    (3) Value of unexercised options is calculated at the closing market price on December 31, 2001 ($28.35), net of the option exercise price, but before any tax liabilities or transaction costs. Options, if any, with an exercise price greater than the market price as of December 31, 2001, are shown as having no value.

                                     SAI-7

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF COMMON STOCK

    The following table sets forth, as of May 20, 2002 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of the executive officers (the "Executive Officers"), the Executive Officers and directors as a group and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNERSHIP        CLASS(1)
------------------------------------                          ----------      ----------
Capital Group International, Inc ...........................  3,019,300(2)        7.9%
  11100 Santa Monica Blvd
  Los Angeles, CA 90025
Directors and Executive Officers
Malon Wilkus ...............................................  1,624,695(3)        4.2%
Adam Blumenthal ............................................    358,795(4)          *
John Erickson ..............................................    449,311(5)        1.2%
Ira Wagner .................................................    401,035(6)        1.0%
Mary C. Baskin .............................................      5,221(7)          *
Neil M. Hahl ...............................................     22,054(8)          *
Philip R. Harper ...........................................     37,526(9)          *
Stan Lundine ...............................................     20,666(8)          *
Kenneth D. Peterson, Jr ....................................      5,250(10)         *
Eugene L. Podsiadlo ........................................      4,000             *
Alvin N. Puryear ...........................................     22,666(8)          *
Executive Officers and directors as a group                   2,951,218           7.7%
  (11 persons) .............................................

------------------------

*  Less than one percent.

    (1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options held by directors and Executive Officers of the Company that are exercisable within 60 days of May 20, 2002, are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.

    (2) Capital Guardian Trust Company ("Guardian"), a bank, is deemed to have beneficial ownership of and has the sole power to vote or direct the vote of 3,019,300 shares of Common Stock as a result of acting as investment manager of various institutional accounts, with respect to the shares of Common Stock directly owned by such managed accounts. Guardian has sole voting power with regard to 2,259,600 of such shares. Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which may also be deemed to beneficially own such shares. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Guardian for calendar year 2001.

    (3) Includes 50,561 shares allocated to the account of Mr. Wilkus as a participant in the American Capital Strategies Employee Investment and Stock Ownership Plan (the "ESOP") over which

                                     SAI-8

Mr. Wilkus has voting power under the terms of the ESOP, and 574,646 shares issuable upon the exercise of options.

    (4) Includes 41,021 shares allocated to the account of Mr. Blumenthal as a participant in the ESOP over which Mr. Blumenthal has voting power under terms of the ESOP, and 170,024 shares issuable upon the exercise of options.

    (5) Includes 1,198 shares allocated to the account of Mr. Erickson as a participant in the ESOP over which Mr. Erickson has voting power and 441,473 shares issuable upon the exercise of options, but does not include other shares owned by the ESOP for which Mr. Erickson is the Trustee.

    (6) Includes 1,880 shares allocated to the account of Mr. Wagner as a participant in the ESOP over which Mr. Wagner has voting power under terms of the ESOP and 399,155 shares issuable upon the exercise of options.

    (7) Includes 5,000 shares issuable upon the exercise of stock options.

    (8) Includes 16,667 shares issuable upon the exercise of stock options.

    (9) Includes 2,000 shares held in the name of Mr. Harper's wife and 66 shares issuable upon the exercise of stock options.

    (10) Includes 5,000 shares issuable upon the exercise of stock options and 250 shares that are owned by Mr. Peterson's wife. Mr. Peterson disclaims beneficial ownership of such shares.

                          INVESTMENT ADVISORY SERVICES

    The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

    The Company's securities are held under a custodian agreement by Riggs Bank, N.A. The address of the custodian is 808 17th Street, NW, Washington, D.C. 20004. The Company's assets are held under bank custodianship in compliance with the 1940 Act. EquiServe, L.P. acts as the Company's transfer and dividend paying agent and registrar. The principal business address of EquiServe, L.P. is 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

                       CONSOLIDATED FINANCIAL STATEMENTS

    The Company has included its consolidated financial statements and consolidated financial highlights at December 31, 2001 and 2000, and for the three years ended December 31, 2001 in the Prospectus and elsewhere in the Registration Statement.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                     SAI-9

                                   TAX STATUS

    The following discussion is a general summary of the material federal income tax considerations applicable to the Company and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

    The Company has operated since October 1, 1997, so as to qualify to be taxed as a "regulated investment company" or "RIC" within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and annually distributes to its stockholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code, it will not be subject to federal income tax on the portion of its taxable income and capital gains distributed to stockholders. "Investment company taxable income" generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, the Company will be liable for a nondeductible federal excise tax of 4% on its undistributed income unless for each calendar year it distributes (including through "deemed distributions") an amount equal to or greater than the sum of (i) 98% of its "ordinary income" (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its "capital gain net income" (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. The Company generally will endeavor to make distributions and have deemed distributions such that it will not incur the federal excise tax on its earnings.

    The Company received a ruling from the IRS clarifying the tax consequences of its conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in its assets (approximately $6.3 million) upon its conversion to RIC status ("built-in gain"). Under the terms of the ruling and applicable law, if the company realizes or is treated as realizing any of the built-in gain before October 1, 2007, it generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

    In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities or securities of other RICS) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses.

                                     SAI-10

    If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, the Company will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether the Company receives cash representing such income in the same taxable year and to make distributions accordingly.

    Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

    If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).

    The Company's wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level federal income tax. The Company also owns all of the equity interests issued by ACS Funding Trust I, a business trust, ACAS Business Loan LLC, 2000-1 and ACAS Business Loan LLC, 2002-1, a limited liability company, each of which are disregarded as a separate entity for tax purposes.

                                     SAI-11

PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. CONSOLIDATED FINANCIAL STATEMENTS:

    Included in Parts A and B of the Registration Statement:

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Auditors..............................   F-2
Consolidated Balance Sheets as of December 31, 2001 and
  2000......................................................   F-3
Consolidated Schedules of Investments as of December 31,
  2001 and 2000.............................................   F-4
Consolidated Statements of Operations for the years ended
  December 31, 2001, 2000 and 1999..........................  F-14
Consolidated Statements of Shareholders' Equity for the
  years ended December 31, 2001, 2000 and 1999..............  F-15
Consolidated Statements of Cash Flows for the years ended
  December 31, 2001, 2000 and 1999..........................  F-16
Consolidated Financial Highlights for the years ended
  December 31, 2001, 2000 and 1999..........................  F-17
Notes to Consolidated Financial Statements..................  F-19

2. EXHIBITS:

    * 2.a. American Capital Strategies, Ltd. Second Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 2.a of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943) as amended by a certain Amendment No. 1, incorporated herein by reference to Exhibit 3.1 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000 and as further amended by a Certificate of Amendment No. 2 in the form filed as Appendix I to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000.

    * 2.b. American Capital Strategies, Ltd. Second Amended and Restated Bylaws, incorporated herein by reference to Exhibit 2.b of the Amendment No. 1, to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File
No. 333-29943).

    * 2.c.1. Instruments defining the rights of holders of securities: See
Article IV of the Company's Second Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 2.a of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943).

    * 2.c.2. Instruments defining the rights of holders of securities: See
Section I of the Company's Second Amended and Restated Bylaws, incorporated herein by reference to Exhibit 2.b of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943).

    * 2.e. Dividend Reinvestment Plan, incorporated herein by reference to Post-Effective Amendment Number 1 to the Registration Statement on Form S-8 filed on March 29, 1999 (Commission File No. 333-68991).

    * 2.i.1. Amended and Restated Employment Agreement between the Company and Adam Blumenthal, dated May 9, 2001, incorporated herein by reference to
Exhibit 2.i.2 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818) filed May 29, 2001.

    * 2.i.2. Stock Option Exercise Agreement between the Company and Malon Wilkus, dated June 7, 1999, incorporated herein by reference Exhibit 10.10 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-78377), filed August 5, 1999.

    * 2.i.3. Purchase Note by Malon Wilkus in favor of the Company, dated as of June 7, 1999, incorporated herein by reference Exhibit 10.10 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-79377), filed August 5, 1999.

    * 2.i.4. Split Dollar Agreement between the Company and Adam Blumenthal dated as of September 7, 1999, incorporated herein by reference to
Exhibit 10.15 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

    * 2.i.5. Form of American Capital Strategies, Ltd. Employee Investment and Stock Ownership Plan, incorporated herein by reference to the Registration Statement on Form S-8 (File No. 333-34352), filed on April 7, 2000.

    * 2.i.6. Form of American Capital Strategies, Ltd. 1997 Stock Option Plan, incorporated herein by reference to Exhibit i.2 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-29943), as amended, filed on August 12, 1997, as amended by Amendment No. 1 incorporated herein by reference to Attachment II to Schedule 14A for 1998 Annual Meeting filed April 24, 1999 (File No. 814-00149).

    * 2.i.7. Form of American Capital Strategies, Ltd. 1997 Disintegrated Director Stock Option Plan, incorporated herein by reference to Attachment I to
Schedule 14A for 1999 Annual Meeting filed April 15, 1998 (File No. 814-00145).

    * 2.i.8. Form of American Capital Strategies, Ltd., 2000 Employee Stock Option Plan, incorporated herein by reference to Appendix II to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000, as amended by Amendment No. 1 incorporated herein by reference to Exhibit II to the Definitive Proxy Statement for the 2001 Annual Meeting filed on April 3, 2001 (File No. 814-00149).

    * 2.i.9. Form of American Capital Strategies, Ltd., 2000 Disinterested Director Stock Option Plan, incorporated by reference to Appendix II to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000 (File No. 814-00149).

    * 2.i.10. Employment Agreement between the Company and Ira Wagner, dated as of May 16, 2001, incorporated herein by reference to Exhibit 2.i.20 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

    * 2.i.11. Stock Option Exercise Agreement between the Company and Malon Wilkus, dated March 7, 2001, incorporated herein by reference to Exhibit 2.i.23 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

    * 2.i.12. Stock Option Exercise Agreement between the Company and Malon Wilkus dated March 2, 2001, incorporated herein by reference to Exhibit 2.i.24 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

    * 2.i.13. Purchase Note by Malon Wilkus in favor of the Company, dated March 7, 2001, incorporated herein by reference to Exhibit 2.i.27 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

    * 2.i.14. Purchase Note by Malon Wilkus in favor of the Company, dated March 2, 2001, incorporated herein by reference to Exhibit 2.i.28 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

    * 2.i.15. Form of American Capital Strategies, Ltd. 2002 Employee Stock Option Plan, incorporated herein by reference to Exhibit II to the Definitive Proxy Statement for the 2002 Annual Meeting filed on April 12, 2002 (File
No. 814-00149).

    * 2.j. Custodial Agreement between the Company and Riggs Bank, N.A., incorporated herein by reference to Exhibit j.2 of the Pre-Effective Amendment Number 2 to the Registration Statement on Form N-2 (File No. 333-29943) filed August 29, 1997.

    * 2.k.1. Purchase and Sale Agreement between ACS Funding Trust I and American Capital Strategies, Ltd., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ended
March 31, 1999, filed May 17, 1999, as amended by an Amendment No. 1 dated as of December 20, 2000, incorporated herein by reference to Exhibit 10.2 of Form 10-K, filed April 2, 2001.

    * 2.k.2. Loan Funding and Servicing Agreement among ACS Funding Trust I, American Capital Strategies, Ltd., Variable Funding Capital Corporation, First Union Capital Markets Corp., First Union National Bank, Norwest Bank Minnesota, N.A. and certain investors named therein, together with all exhibits thereto, dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999, as amended by a certain Amendment No. 1 dated as of June 30, 1999, an Amendment No. 2 dated as of September 24, 1999 and an Amendment No. 3 dated as of December 14, 1999, each of which is incorporated by reference to Exhibit 10.19 of Form 10-K for the year ended December 31, 1999, filed March 31, 2000, and as further amended by an Amendment No. 4 dated as of June 16, 2000 and an Amendment No. 5 dated as of December 20, 2000, each of which is incorporated by reference to Exhibit 10.1 of Form 10-K for the year ended December 31, 2000, filed April 2, 2001, as further amended by an Amendment No. 6 dated as of March 29, 2001, incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ended March 31, 2001, filed May 15, 2001, as further amended by an Amendment No. 7 dated as of
April 19, 2001, incorporated herein by reference to Exhibit 2.k.3 of Registration Statement on Form N-2 (File No. 333-63200) filed June 15, 2001, as further amended by Amendment No. 8 dated as of January 15, 2002, incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ended
March 31, 2002, filed May   , 2002.

    * 2.k.3. Amended, Restated and Substituted Investor Note in the amount of $225,000,000 made by ACS Funding Trust I in favor of certain Investors specified therein, dated as of March 31, 1999, incorporated herein by reference to Exhibit
10.20 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

    * 2.k.4. Amended, Restated and Substituted VFCC Note in the principal amount of $225,000,000 made by ACS Funding Trust I in favor of First Union
Securities, Inc., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.21 of Form 10-K for the year ended December 31, 1999, filed
March 29, 2000.

    * 2.k.5. Amended, Restated and Substituted FUNB Note in the aggregate principal amount of $30,000,000 made by ACS Funding Trust I in favor of First Union National Bank, dated as of March 31, 1999, incorporated herein by reference to Exhibit 2.k.5 of Registration Statement on Form N-2 (File
No. 333-63200), filed June 15, 2001.

    * 2.k.6. Pledge and Security Agreement among American Capital Strategies, Ltd., ACS Funding Trust I and Norwest Bank Minnesota, N.A., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.6 on Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999, as amended by an Amendment No. 1 dated as of December 20, 2001, incorporated herein by reference to Exhibit
10.2 of Form 10-K for the year ended December 31, 2000, filed April 2, 2001.

    * 2.k.7. Escrow Agreement between American Capital Strategies, Ltd. and Norwest Bank Minnesota, N.A., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.7 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

    * 2.k.8. Lock-Box Agreement between ACS Funding Trust I and LaSalle National Bank, dated as of March 31, 1999, incorporated herein by reference to
Exhibit 10.8 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

    * 2.k.9. American Capital Strategies, Ltd., Transfer Agreement between American Capital Strategies, Ltd., and ACAS Funding Trust 2000-1, dated as of December 20, 2000, incorporated herein by reference to Exhibit 10.4 of Form 10-K for the year ending December 31, 2000.

    * 2.k.10. Certificate of Trust of ACS Funding Trust I, dated as of
March 26, 1999, incorporated herein by reference to Exhibit 10.9 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

    * 2.k.11. Trust Agreement among American Capital Strategies, Ltd., as grantor and owner, Malon Wilkus, as beneficiary trustee, and Evelyne Steward and William Holloran, as independent trustees, dated as of March 26, 1999, incorporated herein by reference to Exhibit 10.10 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

    * 2.k.12. Form of Referral Agreement between the Company and Riggs Bank N.A., incorporated herein by reference to Exhibit k.1 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File
No. 333-29543) filed August 12, 1997.

    * 2.k.13. Form of Referral Agreement between the Company and the NCE Development Corporation, incorporated herein by reference to Exhibit k.2 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-29943) filed August 12, 1997.

    * 2.k.14. Transfer and Servicing Agreement, among ACAS Business Loan Trust 2000-1, ACAS Business Loan LLC, 2000-1, Wells Fargo Bank Minnesota, National Association, American Capital Strategies, Ltd. dated as of December 20, 2000, incorporated herein by reference to Exhibit 10.5 of Form 10-K for the year ended December 31, 2000 filed April 2, 2001.

    * 2.k.15. Indenture between Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and ACAS Business Loan Trust, dated as of December 20, 2000, incorporated herein by reference to Exhibit 10.6 of Form 10-K for the year ended December 31, 2000 filed April 2, 2001.

    * 2.k.16. Limited Liability Company Operating Agreement of ACAS Business Loan LLC, 2000-1 by and among American Capital Strategies, Ltd., William Holloran and Evelyne S. Steward, incorporated herein by reference to
Exhibit 10.7 of Form 10-K for the year ended December 31, 2000 filed April 2, 2001.

    * 2.k.17. Strategic Relationship Agreement dated as of September 25, 2001 by and between the Company and Gladstone Capital Corporation, incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ended September 30, 2001.

    2.k.18. ACAS Transfer Agreement between American Capital Strategies, Ltd. and ACAS Business Loan LLC, 2002-1, dated as of March 15, 2002, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended
March 31, 2002, filed May   , 2002.

    2.k.19. Transfer And Servicing Agreement, among ACAS Business Loan Trust 2002-1, ACAS Business Loan LLC, 2002-1 and Wells Fargo Bank Minnesota, National Association, dated as of March 15, 2002, incorporated herein by reference to
Exhibit 10.5 of Form 10-Q for the quarter ended March 31, 2002.

    2.k.20. Indenture between Wells Fargo Bank Minnesota, National Association, as Indenture, Trustee and ACAS Business Loan Trust 2002-1, as the Issuer dated as of March 15, 2002, incorporated herein by reference to Exhibit 10.4 of Form 10-Q for the quarter ended March 31, 2002.

    2.k.21. Limited Liability Company Operating Agreement of ACAS Business Loan LLC, 2002-1 by and among American Capital Strategies, Ltd., William Holloran and Evelyne S. Steward, dated as of March 11, 2002, incorporated herein by reference to Exhibit 10.5 of Form 10-Q for the quarter ended March 31, 2002.

    2.l. Opinion and consent of Arnold & Porter, filed herewith.

    2.n. Consent of Ernst & Young LLP, filed herewith.

    24. Powers of Attorneys of directors and officers, filed herewith.

------------------------

*   Previously filed in whole or in part.

ITEM 25. MARKETING ARRANGEMENTS

    The information contained under the heading "Plan of Distribution" on page 45 of the Prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC Registration Fee........................................  $ 70,000
NASD Fee....................................................    20,000
Nasdaq additional listing fee...............................   100,000
Blue Sky fees and expenses..................................    10,000
Accounting fees and expenses................................   100,000
Legal fees and expenses.....................................   250,000
Printing and engraving......................................   200,000
Registrar and transfer agent's fees.........................    10,000
Miscellaneous fees and expenses.............................    10,000
                                                              --------
Total.......................................................  $770,000
                                                              ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     1) American Capital Financial Services, Inc, a Delaware corporation ("ACFS"); 100% of stock owned by the Company.

     2) ACS Equities, L.P., a Delaware limited partnership. ACFS is the sole general partner and the Company is the sole limited partner.

     3) ACS Funding Trust I, a Delaware business trust. The Company is the sole owner.

     4) ACAS Business Loan LLC, 2000-1, a Delaware limited liability company (the "2000 LLC"). The Company is the sole regular member.

     5) ACAS Business Loan Trust 2000-1, a Delaware business trust. The 2000 LLC is the sole owner.

     6) ACAS Business Loan LLC, 2002-1, a Delaware limited liability company (the "2002 LLC"). The Company is the sole regular member.

     7) ACAS Business Loan Trust 2002-1, a Delaware business trust. The 2002 LLC is the sole owner.

    Note: All of the subsidiaries above are included in the Company's consolidated financial statements.

     8) Employee Acquisition Corporation--17, a Delaware corporation; 100% of stock owned by ACFS.

     9) Employee Acquisition Corporation--19, a Delaware corporation; 100% of stock owned by ACFS.

    10) Employee Acquisition Corporation--20, a Delaware corporation; 100% of stock owned by ACFS.

    11) Employee Acquisition Corporation--21, a Delaware corporation; 100% of stock owned by ACFS.

    12) Employee Acquisition Corporation--22, a Delaware corporation; 100% of stock owned by ACFS.

    13) Employee Acquisition Corporation--23, a Delaware corporation; 100% of stock owned by ACFS.

    NOTE: Financial statements for the affiliates listed above as items (8)-(13) have not been filed or included in the Company's consolidated financial statements because such affiliates are not active, do not have any operations and have no assets other than their respective stated capital.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

    The following table sets forth the number of record holders of the Company's securities at May 20, 2002.

                                                                    NUMBER OF
TITLE OF CLASS                                                   RECORD HOLDERS
--------------                                                ---------------------
Common Stock, par value $0.01 per share.....................                    391
Preferred Stock, par value $0.01 per share..................                      5
Warrants....................................................                      1
Debt Securities.............................................                      0

ITEM 29. INDEMNIFICATION

    The Delaware General Corporation Law (Section 102) allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The Company's Second Amended and Restated Certificate of Incorporation, as amended, contains a provision that eliminates directors' personal liability as set forth above, except in cases of a director's willful misfeasance, bad faith, gross negligence or reckless disregard of such director's duties involved in the conduct of the office of director.

    The Delaware General Corporation Law (Section 145) gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise. The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides for indemnification authorized by Section 145 of the Delaware

General Corporation Law, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person's duties to or for the Corporate.

    See Article VII of the Company's Second Amended and Restated Certificate of Incorporation, as amended, and Section VI of the Second Amended and Restated Bylaws.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The Company will maintain at its principal office physical possession of each account, book or other document required to be maintained by
Section 31(a) of the 1940 Act.

ITEM 32. MANAGEMENT SERVICES NOT APPLICABLE

ITEM 33. UNDERTAKINGS

    The Registrant hereby undertakes:

        (1) to suspend the offering of shares until the Prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement;

        (2) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

           (i) to include any prospectus required by Section 10(a) (3) of the Securities Act of 1933;

           (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the

       Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the 'Calculation of Registration Fee' table in the effective Registration Statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (3) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective;

        (4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

        (5) that, for the purpose of determining any liabilities under the Securities Act of 1933, each post effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and State of Maryland, on the 29th day of May, 2002.

                                                       AMERICAN CAPITAL STRATEGIES, LTD.

                                                       By:             /s/ JOHN R. ERICKSON
                                                            -----------------------------------------
                                                                         John R. Erickson
                                                                    EXECUTIVE VICE PRESIDENT,
                                                              CHIEF FINANCIAL OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                        NAME                                        TITLE                    DATE
                        ----                                        -----                    ----
                          *
     -------------------------------------------       Chairman, Chief Executive         May 29, 2002
                    Malon Wilkus                         Officer and President

                          *
     -------------------------------------------       Vice Chairman and Director        May 29, 2002
                   Adam Blumenthal

                                                       Executive Vice President and
                /s/ JOHN R. ERICKSON                     Chief Financial Officer
     -------------------------------------------         (Principal Financial and        May 29, 2002
                  John R. Erickson                       Accounting Officer)

                          *
     -------------------------------------------       Director                          May 29, 2002
                   Mary C. Baskin

                          *
     -------------------------------------------       Director                          May 29, 2002
                    Neil M. Hahl

                          *
     -------------------------------------------       Director                          May 29, 2002
                  Philip R. Harper

                        NAME                                        TITLE                    DATE
                        ----                                        -----                    ----
                          *
     -------------------------------------------       Director                          May 29, 2002
                    Stan Lundine

                          *
     -------------------------------------------       Director                          May 29, 2002
              Kenneth D. Peterson, Jr.

                          *
     -------------------------------------------       Director                          May 29, 2002
                 Eugene L. Podsiadlo

                          *
     -------------------------------------------       Director                          May 29, 2002
                  Alvin N. Puryear

*By:                  /s/ JOHN R. ERICKSON
             --------------------------------------
                        John R. Erickson
                        ATTORNEY-IN-FACT

EXHIBIT LIST

2.l.    Opinion and consent of Arnold & Porter, filed herewith.
2.n.    Consent of Ernst & Young LLP, filed herewith.

24. Powers of Attorneys of directors and officers, filed herewith.